As filed with the U.S. Securities and Exchange Commission on November 7, 2007
Securities Act File No. 333-91278
Investment Company Act File No. 811-21128
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-1A
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933 ☑
Pre-Effective Amendment No. ______
Post-Effective Amendment No. 13
and/or
REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940 ☑
Amendment No. 13
(Check appropriate box or boxes.)
Legg Mason Partners Variable Equity Trust
(Exact Name of Registrant as Specified in Charter)

125 Broad Street, New York, New York	10004
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, including Area Code (800) 451-2010
Robert I. Frenkel
Legg Mason Partners Variable Equity Trust
300 First Stamford Place
Stamford, Connecticut
(Name and Address of Agent for Service)
COPY TO:
Burton M. Leibert, Esq.
Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, New York 10019
Approximate Date of Proposed Offering: As soon as practicable after the effective date of this Post-Effective
Amendment.
It is proposed that this filing will become effective:
☐	immediately upon filing pursuant to paragraph (b)

☑	on November 8, 2007 pursuant to paragraph (b)

on ___ pursuant to paragraph a)(1)

☐	75 days after filing pursuant to paragraph (a)(2)

☐	on ___ pursuant to paragraph (a)(2) of Rule 485(b) under the Securities Act of 1933, as amended.
This filing relates solely to Legg Mason Partners Variable Appreciation Portfolio.

PROSPECTUS November 8, 2007	Legg Mason Partners Variable Appreciation Portfolio Class II Shares

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.	Fund shares are offered only to variable annuity and variable life insurance separate accounts established by insurance companies (“Participating Insurance Companies”) to fund variable annuity contracts (“VA contracts”) and variable life insurance policies (“VLI policies,” and together with VA contracts, the “Policies”). Individuals may not purchase shares of the fund directly from the fund. The Policies are described in the separate prospectuses issued by the Participating Insurance Companies. This prospectus should be read together with the prospectuses for those Policies.

INVESTMENT PRODUCTS: NOT FDIC INSURED•NO BANK GUARANTEE•MAY LOSE VALUE

Legg Mason Partners
Variable Appreciation Portfolio
Class II Shares

Contents

Investments, risks and performance	2
More on the fund’s investments	7
Management	10
Share transactions	13
Share price	16
Dividends, distributions and taxes	18
Financial highlights	19
As part of a number of initiatives launched in 2006 to restructure and streamline the Legg Mason Partners fund complex, the fund assumed the assets and liabilities of a predecessor fund with the same name. The fund is now grouped for organizational and governance purposes with other Legg Mason Partners funds that are predominantly equity-type funds. Any information in this prospectus relating to the fund prior to April 30, 2007 refers to the fund’s predecessor.

Investments, risks and performance
Investment objective
Long-term appreciation of capital. The investment objective of the fund is non-fundamental and may be changed by the Board of Trustees (the “Board”) without the approval of shareholders or Policy holders.
Principal investment strategies
Key investments
The fund invests primarily in equity securities of U.S. companies. The fund typically invests in medium and large capitalization companies, but may also invest in small capitalization companies. Equity securities include exchange-traded and over-the-counter (“OTC”) common stocks and preferred stocks, debt securities convertible into equity securities, and warrants and rights relating to equity securities.
Selection process
The portfolio managers’ investment strategy consists of individual company selection and management of cash reserves. The portfolio managers look for investments among a strong core of growth and value stocks, consisting primarily of blue chip companies dominant in their industries. The fund may also invest in companies with prospects for sustained earnings growth and/or a cyclical earnings record.
   In selecting individual companies for the fund’s portfolio, the portfolio managers look for the following:

•	Strong or rapidly improving balance sheets
•	Recognized industry leadership
•	Effective management teams that exhibit a desire to earn consistent returns for shareholders
      In addition, the portfolio managers consider the following characteristics:

•	Past growth records
•	Future earnings prospects
•	Technological innovation
•	General market and economic factors
•	Current yield or potential for dividend growth
      Generally, companies in the fund’s portfolio fall into one of the following categories:

•	Companies with assets or earning power that are either unrecognized or undervalued. The portfolio managers generally look for a catalyst that will unlock these values. The portfolio managers also look for companies that are expected to have unusual earnings growth or whose stocks appear likely to go up in value because of marked changes in the way they do business (for example, a corporate restructuring).
•	Companies with superior demonstrated and expected growth characteristics whose stocks are available at a reasonable price. Typically, there is strong recurring demand for these companies’ products.
   The portfolio managers adjust the amount held in cash reserves depending on the portfolio managers’ outlook for the stock market. The portfolio managers will increase the fund’s allocation to cash when, in the portfolio managers’ opinion, market valuation levels
2     Legg Mason Partners

become excessive. The portfolio managers may sometimes hold a significant portion of the fund’s assets in cash while waiting for buying opportunities or to provide a hedge against stock market declines.
   If the fund holds a significant portion of its assets in cash during periods of stock market increases, that could prevent the fund from achieving its investment objective.
Principal risks of investing in the fund
Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if:

•	The U.S. stock market declines
•	Large and medium capitalization stocks or growth stocks are temporarily out of favor
•	An adverse event depresses the value of a company’s stock
•	The portfolio managers’ judgment about the attractiveness, value or potential appreciation of a particular stock or about the amount to hold in cash reserves proves to be incorrect
   In addition to the foregoing principal risks, the fund is also subject to risks associated with investing in fixed income securities, foreign securities and derivatives. The risks are more fully described in “More on the fund’s investments.”
Variable Appreciation Portfolio      3

Performance information
The returns shown in the bar chart and the performance table below are for the Class I shares of the fund (which are offered in a separate prospectus) because no Class II shares were outstanding prior to the date of this prospectus. Class I shares and Class II shares are invested in the same portfolio of securities. However, the returns for Class II shares would be lower than those of Class I shares to the extent that Class II shares have higher expenses than Class I shares.
   This bar chart indicates the risks of investing in the fund by showing changes in the performance of the fund’s Class I shares for the last ten years. The table shows how the average annual returns of the fund’s Class I shares for the last ten calendar years compare to the return of the S&P 500 Index, an unmanaged broad-based index of 500 stocks that is generally representative of the performance of larger companies in the U.S. The performance information shown below is that of the fund’s predecessor. Past performance does not necessarily indicate how the fund will perform in the future. Performance figures do not reflect expenses incurred from investing through a separate account; if these expenses had been reflected, performance would have been lower. Please refer to the separate account prospectus for more information on expenses.
Total Return — Class I Shares
Highest and lowest quarterly returns (for periods shown in the bar chart)
Highest: 16.91% in 4th quarter 1998; Lowest: (13.45)% in 3rd quarter 2002
4     Legg Mason Partners

Risk return table
The table indicates the risk of investing in the fund’s Class I shares by comparing the average annual total return for the periods shown to that of the S&P 500 Index. The total returns indicated do not reflect Policy charges which, if included, would lessen performance.
   This table assumes redemption of Class I shares at the end of the period and the reinvestment of distributions and dividends. Class I and Class II shares are invested in the same portfolio of securities. However, the returns for Class II shares would be lower than those of Class I shares to the extent that Class II shares have higher expenses than Class I shares.

Average Annual Total Returns (for the periods ended December 31, 2006)

	1 year	5 years	10 years

Class I	14.80%	6.00%	8.10%

S&P 500 Index*	15.78%	6.18%	8.42%

*	The S&P 500 Index is an unmanaged market-value weighted index comprised of 500 widely held common stocks. It is not possible to invest directly in the S&P 500 index. The index does not reflect deductions for fees, expenses or taxes.
Fees and Expenses
This table sets forth the fees and expenses you will pay if you invest in Class II shares of the fund.
   The table and the example do not reflect additional charges and expenses which are, or may be, imposed under the Policies; such charges and expenses are described in the prospectus of the separate account. The fund’s expenses should be considered with these charges and expenses in evaluating the overall cost of investing in the separate account.
Fee table

Shareholder Fees

(paid directly from your investment)

Maximum sales charge on purchases	Not applicable

Maximum deferred sales charge on redemptions	Not applicable

Annual Fund Operating Expenses

(paid by the fund as a % of net assets)

Management fees*	0.69%

Distribution (12b-1) fees	0.25%

Other expenses**	0.04%

Total annual fund operating expenses***	0.98%

*	The fund has a management fee schedule that reduces the management fee rate as assets increase as follows: 0.750% on assets up to and including $250 million; 0.700% on the next $250 million; 0.650% on the next $500 million; 0.600% on the next $1 billion; 0.550% on the next $1 billion; and 0.500% on assets over $3 billion.

**	“Other expenses” are based on estimated amounts for the current fiscal year. Actual expenses may vary.

***	Management has agreed to voluntarily cap expenses at 1.00% and may discontinue this waiver and/or reimbursement at any time. This voluntary waiver and/or reimbursement does not cover interest, brokerage, taxes and extraordinary expenses. In addition, 0.10% of 12b-1 fees will be voluntarily waived. Management may discontinue this waiver at any time.

Variable Appreciation Portfolio      5

Example
This example helps you compare the cost of investing in Class II shares with other mutual funds. Your actual cost may be higher or lower.
   This example does not include expenses incurred from investing through a separate account. If the example included these expenses, the figures shown would be higher.
   The example assumes:

•	You invest $10,000 for the period shown
•	You reinvest all distributions and dividends without a sales charge
•	The fund’s operating expenses (before voluntary fee waivers and/or expense reimbursements, if any) remain the same
•	Your investment has a 5% return each year — the assumption of a 5% return is required by the SEC for purposes of this example and is not a prediction of the fund’s future performance
•	Redemption of your shares at the end of the period

Number of Years You Owned Your Class II Shares

	1 Year	3 Years	5 Years	10 Years

Your costs would be	$100	$312	$542	$1,203

6     Legg Mason Partners

More on the fund’s investments
Investments and practices
The fund invests in various instruments subject to its investment policies as described in this prospectus and in the Statement of Additional Information (“SAI”). Listed below is more information on the fund’s investments, its practices and related risks. For a free copy of the SAI, see the back cover of this prospectus. The fund does not guarantee that it will reach its investment objective, and an investment in the fund may lose money.
Equities
Equity securities include exchange-traded and OTC common and preferred stocks, warrants, rights, convertible securities, depositary receipts and shares, trust certificates, limited partnership interests, shares of other investment companies, real estate investment trusts and equity participations.
   Equity securities are subject to market risk. Many factors affect the stock market prices and dividend payouts of equity investments. These factors include general business conditions, investor confidence in the economy, and current conditions in a particular industry or company. Each company determines whether or not to pay dividends on common stock. Equity securities are subject to financial risks relating to the issuer’s earning stability and overall financial soundness. Smaller and emerging growth companies are particularly sensitive to these factors.
   The fund may invest up to 10% of its assets in securities of other investment companies, including shares in a portfolio of securities that seeks to track the performance of an underlying equity index or a portion of an equity index. As a shareholder of another investment company, the fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the advisory fees and other expenses that the fund bears directly in connection with its own operations.
Fixed-income investments (limited extent)
Although the fund intends to be fully invested in equity securities, it may invest up to 35% of its total assets in debt securities and money market instruments for cash management or other purposes.
   Fixed income securities include bonds, notes (including structured notes), mortgage-related securities, asset-backed securities, convertible securities, Eurodollar and Yankee dollar instruments, preferred stocks and money market instruments. Fixed income securities may be issued by U.S. and foreign companies; U.S. and foreign banks; the U.S. government, its agencies, authorities, instrumentalities or sponsored enterprises; state and municipal governments; supranational organizations; and foreign governments and their political subdivisions. Fixed-income securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.
   Mortgage-related securities may be issued by private companies or by agencies of the U.S. government and represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property.
Variable Appreciation Portfolio      7

   The value of debt securities varies inversely with interest rates. This means generally that the value of these investments increases as interest rates fall and decreases as interest rates rise. Yields from short-term securities normally may be lower than yields from longer-term securities. A bond’s price is affected by the credit quality of its issuer. An issuer may not always make payments on a fixed-income security. Some fixed-income securities, such as mortgage-backed securities, are subject to prepayment risk, which occurs when an issuer can prepay the principal owed on a security before its maturity.
Credit quality of fixed-income securities
If a security receives different ratings, the fund will treat the securities as being rated in the highest of those ratings. The fund may choose not to sell securities that are downgraded below the fund’s minimum acceptable credit rating after their purchase. The fund’s credit standards also apply to counterparties to OTC derivative contracts.
Below investment grade securities
Securities are below investment grade if:

•	They are rated below one of the top four long-term rating categories by all the nationally recognized rating organizations that have rated the securities,
•	They have received comparable short-term ratings, or

•	They are unrated securities the manager or the subadviser believes are of comparable quality to below investment grade securities

Foreign securities investments
The fund may invest up to 10% of its net assets in securities of foreign issuers directly or in the form of American Depositary Receipts, European Depositary Receipts or similar securities representing interests in common stock of foreign issuers.
   An investment in foreign securities involves risks in addition to those of U.S. securities, including possible political and economic instability and the possible imposition of exchange controls or other restrictions on investments. There are also risks associated with the different accounting, auditing, and financial reporting standards in many foreign countries. If the fund invests in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency rates relative to the U.S. dollar will affect the U.S. dollar value of the fund’s assets. Foreign securities may be less liquid than U.S. securities.
Derivatives and hedging techniques
Derivative contracts, such as futures and options on securities, may be used for any of the following purposes:

•	To hedge against the economic impact of adverse changes in the market value of the fund’s securities, due to changes in stock market prices, currency exchange rates or interest rates
•	As a substitute for buying or selling securities
•	As a cash flow management technique
   Even a small investment in derivative contracts can have a big impact on the fund’s stock market, currency and interest rate exposure. Therefore, using derivatives can
8     Legg Mason Partners

disproportionately increase losses and reduce opportunities for gain when stock prices, currency rates or interest rates are changing. For a more complete description of derivative and hedging techniques and their associated risks, please refer to the SAI.
Other Risk Factors
Portfolio risk
Fund investors are subject to portfolio risk in that a strategy used, or stock selected, may fail to have the desired effect. Specifically, stocks believed to show potential for capital growth may not achieve that growth. Strategies or instruments used to hedge against a possible risk or loss may fail to protect against the particular risk or loss.
Temporary defensive position
The fund may depart from principal investment strategies in response to adverse market, economic or political conditions by taking a temporary defensive position by investing all or a substantial part of its assets in debt securities, including lower-risk debt securities, and money market instruments. If the fund takes a temporary defensive position, it may be unable to achieve its investment objective.
Portfolio turnover
The fund may actively trade portfolio securities in an attempt to achieve its investment objective. Active trading will cause the fund to have an increased portfolio turnover rate. Actively trading portfolio securities increases the fund’s trading costs and may have an adverse impact on the fund’s performance.
Investment policies
Unless noted as fundamental, the fund’s investment policies may be changed by the Board without approval of shareholders or Policy holders. A change in the fund’s investment policies may result in the fund having different investment policies from those that a Policy holder selected as appropriate at the time of investment.
Other investments
The fund may also use other strategies and invest in other securities that are described, along with their risks, in the SAI. However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this prospectus or in the SAI. Also note that there are many other factors, which are not described here, that could adversely affect your investment and that could prevent the fund from achieving its investment objective.
Portfolio holdings
The fund’s policies and procedures with respect to the disclosure of its portfolio securities are available in the SAI.
Variable Appreciation Portfolio      9

Management
The manager and subadviser
Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “manager”) is the fund’s investment manager. LMPFA, with offices at 620 Eighth Avenue, 49th Floor, New York, New York 10018, is a recently-organized investment adviser that has been formed to serve as the investment manager of the fund and certain other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the fund.
   ClearBridge Advisors, LLC (“ClearBridge”) provides the day-to-day portfolio management of the fund, except for the management of cash and short-term instruments, as subadviser.
   ClearBridge has offices at 620 Eighth Avenue, 48th Floor, New York, New York 10018, and is a recently-organized investment adviser that has been formed to succeed to the equity securities portfolio management business of Citigroup Asset Management (“CAM”), which was acquired by Legg Mason, Inc. (“Legg Mason”) in December 2005.
   LMPFA and ClearBridge are wholly-owned subsidiaries of Legg Mason. Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a financial services holding company. As of September 30, 2007, Legg Mason’s asset management operation had aggregate assets under management of approximately $1.012 trillion. As of September 30, 2007, LMPFA’s total assets under management were approximately $190 billion. As of September 30, 2007, ClearBridge had aggregate assets under management of approximately $107.6 billion.
   Prior to August 1, 2006, Smith Barney Fund Management LLC (“SBFM”) was the fund’s investment manager. SBFM is also a wholly-owned subsidiary of Legg Mason.
Management fees
During the fiscal year ended December 31, 2006, the fund paid a management fee of 0.69% of the fund’s average daily net assets for advisory and administrative services. For the period from January 1, 2006 through July 31, 2006, the fund paid SBFM a management fee equal to 0.69% of the fund’s average daily net assets. For the period from August 1, 2006 through December 31, 2006, the fund paid LMPFA a management fee equal to 0.69% of the fund’s average daily net assets.
   A discussion regarding the basis for the Board’s approval of the fund’s current investment management and subadvisory agreements is available in the fund’s semi-annual report for the period ended June 30, 2006.
The portfolio managers
The table below sets forth the name and business experience of the fund’s portfolio managers:

Harry D. Cohen (Since 1991)	Co-Portfolio Manager; Co-Chief Investment Officer of ClearBridge or its predecessors

Scott D. Glasser (Since 1996)	Co-Portfolio Manager; Investment Officer of ClearBridge or its predecessors; Co-Director of Research of ClearBridge

10     Legg Mason Partners

   The SAI provides information about the compensation of the portfolio managers, other accounts managed by the portfolio managers and any fund shares held by the portfolio managers.
Transfer agent, shareholder servicing agent and distributors
PFPC Inc. (the “transfer agent”), located at 4400 Computer Drive, Westborough, Massachusetts 01581, serves as the fund’s transfer agent and shareholder servicing agent. The transfer agent maintains the shareholder account records for the fund, handles certain communications between shareholders and the fund and distributes dividends and distributions payable by the fund.
   Legg Mason Investor Services, LLC (“LMIS”), a wholly owned broker-dealer subsidiary of Legg Mason, and Citigroup Global Markets Inc. (“CGMI”), serve as the fund’s distributors.
Distribution plan
The fund has adopted a shareholder services and distribution plan for Class II shares. Under the plan, Class II shares of the fund are subject to a distribution fee of 0.25% of the average daily net assets of the class. The plan allows Class II shares of the fund to bear distribution fees in connection with the sale and distribution of Class II shares. It also allows the fund to pay for services to Class II shareholders. This fee is an ongoing expense and over time may cost you more than paying other types of sales charges.
   In addition, the fund’s distributors may make payments for distribution and/or shareholder servicing activities out of their past profits and other available sources. A distributor may also make payments for marketing, promotional or related expenses. The amount of these payments is determined by the distributors and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.
   The payments described in the paragraph above are often referred to as “revenue sharing payments.” The recipients of such payments may include the fund’s distributors, affiliates of the manager, Participating Insurance Companies and other financial intermediaries through which investors may purchase shares of the fund. In some circumstances, such payments may create an incentive for a Participating Insurance Company, another intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.
Recent developments
On May 31, 2005, the SEC issued an order in connection with the settlement of an administrative proceeding against SBFM, the then-investment adviser or manager to the fund, and CGMI, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the fund (the “Affected Funds”).
   The SEC order found that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order found that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors
Variable Appreciation Portfolio      11

Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that CAM, the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also found that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.
   SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.
   The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.
   Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.
   On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.
12     Legg Mason Partners

Share transactions
Availability of the fund
Shares of the fund are available only through the purchase of VA contracts or VLI policies issued by Participating Insurance Companies through their separate accounts.
   The interests of different variable insurance products investing in the fund could conflict due to differences of tax treatment and other considerations. The fund currently does not foresee any disadvantages to investors arising from the fact that the fund may offer its shares to different Policies that serve as the investment medium for their variable annuity and variable life products. Nevertheless, the Board intends to monitor events to identify any material irreconcilable conflicts which may arise, and to determine what action, if any, should be taken in response to these conflicts. If a conflict were to occur, one or more Participating Insurance Companies’ Policies might be required to withdraw their investments in the fund and shares of another fund may be substituted. In addition, the sale of shares may be suspended or terminated if required by law or regulatory authority or it is in the best interests of the fund’s shareholders.
   The fund reserves the right to reject any specific purchase order.
   The fund offers Class I shares through a separate prospectus. Class I shares are not subject to a distribution fee and are available only through Policies established and maintained by Participating Insurance Companies for the purpose of funding VA contracts or VLI policies.
   Certain Participating Insurance Companies may have selected, and the distributors may have made available, fund share classes with service and distribution related fees that are higher than other available share classes. As a result of any higher fees paid by investors in such share classes, the amount of fees that may otherwise need to be paid by the distributors or their affiliates to such Participating Insurance Company would decrease.
Redemption of shares
The redemption price of the shares of the fund will be the net asset value next determined after receipt by the fund of a redemption order from a separate account, which may be more or less than the price paid for the shares. The fund will ordinarily make payment within one business day after receipt of a redemption request in good order, though redemption proceeds must be remitted to a separate account on or before the third day following receipt of the request in good order, except on a day on which the New York Stock Exchange (“NYSE”) is closed or as permitted by the SEC in extraordinary circumstances.
   Subject to applicable law, the fund may, with prior notice, adopt policies from time to time requiring mandatory redemption of shares in certain circumstances.
Frequent purchases and redemptions of fund shares
   Frequent purchases and redemptions of fund shares may interfere with the efficient management of a fund’s portfolio by its portfolio managers, increase portfolio transaction costs, and have a negative effect on long-term Policy holders. For example, in order to handle large flows of cash into and out of the fund, the portfolio managers may need to allocate more assets to cash or other short-term investments or sell securities, rather than
Variable Appreciation Portfolio      13

maintaining full investment in securities selected to achieve the fund’s investment objective. Frequent trading may cause the fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the fund’s performance. In addition, the return received by long-term Policy holders may be reduced when trades by other Policy holders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the fund’s share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the fund’s portfolio securities. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.
   Because of the potential harm to funds in the Legg Mason Partners Funds complex and their long-term shareholders, the Board of the fund has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the fund may limit additional exchanges or purchases of fund shares by shareholders or Policy holders who are believed by the manager to be engaged in these abusive trading activities in the fund or in other funds within the fund complex. In the event that an exchange request is rejected, the shareholder or Policy holder may nonetheless redeem its shares. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of fund shares.
   Under the fund’s policies and procedures, the fund reserves the right to restrict or reject purchases of shares (including exchanges) without prior notice whenever a pattern of excessive trading by a shareholder or Policy holder is detected within the fund complex. A committee established by the manager administers the policy. The policy provides that the committee will use its best efforts to restrict a shareholder’s or Policy holder’s trading privileges in the Legg Mason Partners Funds complex if that shareholder or Policy holder has engaged in a total of four or more “Round Trips” across all Legg Mason Partners Funds during any rolling 12-month period. However, the committee has the discretion to determine that restricting a shareholder’s or Policy holder’s trading privileges is not necessary (or that a new limit on Round Trips should be established for the shareholder or Policy holder) if it is determined that the pattern of trading is not abusive or harmful. In making such a determination, the committee will consider, among other things, the nature of the shareholder’s or Policy holder’s account, the reason for the frequent trading, the amount of trading and the particular funds in which the trading has occurred. Additionally, the committee has the discretion to make inquiries or to take action against any shareholder or Policy holder whose trading appears inconsistent with the frequent trading policy. Examples of the types of actions the committee may take to deter excessive trading in a shareholder or Policy holder account include restricting the shareholder or Policy holder from purchasing additional shares in a fund altogether or imposing other restrictions (such as requiring purchase orders to be submitted by mail) that would deter the shareholder or Policy holder from trading frequently in the funds.
   A “Round Trip” is defined as a purchase (including subscriptions and exchanges) into a fund followed by a sale (including redemptions and exchanges) of the same or a similar number of shares out of the fund within 30 days of such purchase. Purchases and sales of
14     Legg Mason Partners

the fund’s shares pursuant to an automatic investment plan or similar program for periodic transactions are not considered in determining Round Trips. For purposes of these policies and procedures, the Legg Mason Partners Funds complex also includes certain Western Asset funds and Barrett Opportunity Fund, but does not include money market funds in the fund complex.
   The fund’s shares are offered exclusively to insurance company separate accounts that fund certain insurance contracts. The policies apply to any account, whether an individual account, accounts with financial intermediaries such as investment advisers, broker/ dealers or retirement plan administrators, and accounts held through intermediaries such as insurance company separate accounts, commonly called omnibus accounts, where the intermediary holds fund shares for a number of its customers in one account. The fund’s ability to monitor trading in omnibus accounts may, however, be severely limited due to the lack of access to an individual investor’s trading activity when orders are placed through these types of accounts. There may also be operational and technological limitations on the ability of the fund’s service providers to identify or terminate frequent trading activity within the various types of omnibus accounts. The fund’s distributors have entered into agreements with intermediaries requiring the intermediaries to, among other things, help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder or Policy holder identified as having engaged in frequent trading. These agreements took effect on October 16, 2007.
   The fund has also adopted policies and procedures to prevent the selective release of information about the fund’s portfolio holdings, as such information may be used for market-timing and similar abusive practices.
   The fund’s policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Board reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders and Policy holders should be aware, however, that any surveillance techniques currently employed by the fund or other techniques that may be adopted in the future may not be effective, particularly where the trading takes place through certain types of omnibus accounts. As noted above, if the fund is unable to detect and deter trading abuses, the fund’s performance, and its long-term Policy holders, may be harmed. In addition, Policy holders may be harmed by the extra costs and portfolio management inefficiencies that result from frequent trading of fund shares, even when the trading is not for abusive purposes. Furthermore, the fund may not apply its policies consistently or uniformly, resulting in the risk that some Policy holders may be able to engage in frequent trading while others will bear the costs and effects of that trading. The fund will provide advance notice to shareholders and Policy holders of any specific restrictions on the trading of fund shares that the Board may adopt in the future.
Variable Appreciation Portfolio      15

Share price
The fund’s net asset value per share is the value of its assets minus its liabilities divided by the number of shares outstanding. The fund calculates its net asset value every day the NYSE is open. The fund calculates net asset value separately for each class of shares. This calculation is done when regular trading closes on the NYSE. If the NYSE closes early, the fund accelerates the calculation of its net asset value to the actual closing time (normally 4 p.m., Eastern time). The NYSE is closed on certain holidays listed in the SAI.
   The Board has approved procedures to be used to value the fund’s securities for the purposes of determining the fund’s net asset value. The valuation of the securities of the fund is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the fund to the manager.
   The fund generally values its securities based on market prices determined at the close of regular trading on the NYSE. The fund’s currency valuations, if any, are done as of when the London Stock Exchange closes, which is usually at 12 noon Eastern time as the manager believes that these valuations typically reflect the largest trading volume in the foreign currency markets. A material change in the value of currency during the period between the close of the London Stock Exchange and the calculation of the fund’s net asset value on the same date is considered a significant event, as described below, in response to which the fund may use fair valuation procedures to value the affected investments. For equity securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of securities not traded on an exchange, or if such closing prices are not otherwise available, the market price is typically determined by independent third party pricing vendors approved by the fund’s Board using a variety of pricing techniques and methodologies. The market price for debt obligations is generally the price supplied by an independent third party pricing service approved by the fund’s Board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If vendors are unable to supply a price, or if the price supplied is deemed by the manager to be unreliable, the market price may be determined using quotations received from one or more broker/ dealers that make a market in the security. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager may price securities using fair value procedures approved by the Board. The fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund’s net asset value is calculated. In particular, the value of foreign securities may be materially affected by events occurring after the close of the market on which they are valued, but before the fund prices its shares. The fund uses a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by the manager from time to time.
   Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price
16     Legg Mason Partners

securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value.
   International markets may be open on days when U.S. markets are closed and the value of foreign securities owned by the fund could change on days when you cannot buy or redeem shares.
Variable Appreciation Portfolio      17

Dividends, distributions and taxes
The fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986 (the “Code”), as amended. In order to qualify as a regulated investment company, the fund must meet certain income and asset diversification tests and distribution requirements. As a regulated investment company meeting these requirements, the fund will not be subject to Federal income tax on its taxable investment income and capital gains that it distributes to its shareholders. Distributions made by the fund to an insurance company separate account, and exchanges and redemptions of fund shares made by a separate account, ordinarily do not cause the corresponding contract holder to recognize income or gain for Federal income tax purposes. All income and capital gain distributions are automatically reinvested in additional shares of the fund at net asset value and are includable in gross income of the separate accounts holding such shares. See the accompanying contract prospectus for information regarding the Federal income tax treatment of distributions to the separate accounts and to Policy holders of the contracts.
   In order to comply with the diversification requirements applicable to “segregated asset accounts” under the Code, the fund intends to structure its portfolio in a manner that complies with those requirements. The applicable Treasury regulations generally provide that, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of the fund may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose all securities of the same issuer are considered a single investment. Obligations of the U.S. Treasury and of each U.S. government agency or instrumentality are treated as securities of separate issuers. An alternative asset diversification test may be satisfied under certain circumstances. So long as the fund qualifies as a “regulated investment company,” each segregated asset account investing in the fund will be entitled to “look through” to the fund’s portfolio in order to satisfy the diversification requirements. As noted above, the fund may sell its shares directly to separate accounts established and maintained by Participating Insurance Companies for the purpose of funding VA contracts and VLI policies; if the fund were to sell its shares to other categories of shareholders, the fund may fail to comply with applicable Treasury requirements regarding investor control. If the fund should fail to comply with the diversification or investor control requirements or fails to qualify for the special tax treatment afforded regulated investment companies under the Code, Policies invested in the fund would not be treated as annuity, endowment or life insurance contracts under the Code. In that case, all income and gain earned in past years and currently inside the Policies would be taxed currently to the Policy holders, and income and gain would remain subject to taxation as ordinary income thereafter, even if the fund were to become adequately diversified.
18     Legg Mason Partners

Financial highlights
The financial highlights table is intended to help you understand the performance of the fund’s Class I shares for the last five years. The fund commenced the offering of Class II shares on November 9, 2007. Prior to that date, the fund offered one class of shares, which was re-designated Class I shares as of April 30, 2007 and is referred to in this prospectus as Class I shares. Certain information reflects financial results for a single Class I share. Total return represents the rate that a shareholder would have earned (or lost) on the fund’s Class I shares assuming reinvestment of all dividends and distributions. Class I and Class II shares are invested in the same portfolio of securities. However, the returns for Class II shares would be lower than those of Class I to the extent that Class II shares have higher expenses than Class I shares. The financial information shown below is that of the fund’s predecessor. Except for the information for the period ended June 30, 2007, which is unaudited, the information in the following table was audited by KPMG LLP, an independent registered public accounting firm, whose report, along with the fund’s financial statements, are included in the annual report (available upon request).

For a Class I share of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

	2007(1)		2006		2005	2004	2003	2002(2)

Net Asset Value, Beginning of Period	$26.75		$24.23		$23.43	$21.77	$17.58	$21.66

Income (Loss) From Operations:
Net investment income	0.13		0.30		0.21	0.25	0.14	0.13
Net realized and unrealized gain (loss)	1.44		3.28		0.80	1.66	4.18	(3.92)

Total Income (Loss) From Operations	1.57		3.58		1.01	1.91	4.32	(3.79)

Less Distributions From:
Net investment income	(0.01)		(0.29)		(0.21)	(0.25)	(0.13)	(0.29)
Net realized gains	(0.24)		(0.77)		—	—	—	—

Total Distributions	(0.25)		(1.06)		(0.21)	(0.25)	(0.13)	(0.29)

Net Asset Value, End of Period	$28.07		$26.75		$24.23	$23.43	$21.77	$17.58

Total Return(3)	5.87%		14.80%		4.29%	8.79%	24.56%	(17.53)%

Net Assets, End of Period (millions)	$1,007		$911		$899	$852	$730	$549

Ratios to Average Net Assets:
Gross expenses	0.71	%(4)	0.73	% (5)	0.72%	0.75%	0.77%	0.77%
Net expenses	0.71	(4)	0.72	(5)(6)	0.72	0.75 (6)	0.77	0.77
Net investment income	0.99	(4)	1.10		0.86	1.14	0.73	0.67

Portfolio Turnover Rate	17%		35%		51%	41%	41%	71%

(1)	For the six months ended June 30, 2007 (unaudited).

(2)	Per share amounts have been calculated using the average shares method.

(3)	Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with the separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

(4)	Annualized.

(5)	Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the fund during the period. Without these fees, the gross and the net expense ratios would have been 0.71% and 0.70%, respectively.

(6)	Reflects fee waivers and/or expense reimbursements.
Variable Appreciation Portfolio      19

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(Investment Company Act file no. 811-21128) FOXXO1O441 11/07	Legg Mason Partners
Variable Appreciation Portfolio
Class II Shares

Additional Information

The fund’s website does not make available its SAI and shareholder reports because the website is currently set up to make available only portfolio holdings information.

Shareholder reports. Annual and semiannual reports to shareholders provide additional information about the fund’s investments. These reports discuss the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year or period.

The fund sends one report to a household if more than one account has the same last name and address. Contact an appropriate representative of a Participating Insurance Company or your broker-dealer, financial intermediary, financial institution or a distributor’s financial consultant if you do not want this policy to apply to you.

Statement of Additional Information. The SAI provides more detailed information about the fund. It is incorporated by reference into this prospectus.

You can make inquiries about the fund or obtain shareholder reports or the SAI (without charge) by calling 800-451-2010 or writing to Legg Mason Partners Variable Appreciation Portfolio, 125 Broad Street, New York, New York 10004.

Information about the fund (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room located at 100 F Street, N.E., Washington, D.C. 20549. In addition, information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this prospectus, you should not rely upon that information. The fund is not offering to sell its shares to any person to whom the fund may not lawfully sell its shares.

November 8, 2007
STATEMENT OF ADDITIONAL INFORMATION
Legg Mason Partners Variable Appreciation Portfolio
Legg Mason Partners Variable Equity Index Portfolio
Legg Mason Partners Variable Fundamental Value Portfolio
125 Broad Street
New York, New York 10004
(800) 451-2010
      This Statement of Additional Information (“SAI”), is not a prospectus and is meant to be read in conjunction with the current prospectuses of Legg Mason Partners Variable Appreciation Portfolio (“Appreciation Portfolio”), Legg Mason Partners Variable Equity Index Portfolio (“Equity Index Portfolio”) and Legg Mason Partners Variable Fundamental Value Portfolio (“Fundamental Value Portfolio”), each dated April 30, 2007, except for the prospectus for Class II shares of Appreciation Portfolio, which is dated November 8, 2007, as each may be revised from time to time (each, a “Fund” or a “Portfolio,” and collectively, the “Funds” or the “Portfolios”). This SAI is dated April 30, 2007, as amended November 8, 2007, except with respect to Class II shares of Appreciation Portfolio, for which the SAI is dated November 8, 2007.
      As part of a number of initiatives launched in 2006 to restructure and streamline the Legg Mason Partners fund complex, each Fund assumed the assets and liabilities of a predecessor fund with the same name. Each Fund is now grouped for organizational and governance purposes with other Legg Mason Partners funds that are predominantly equity-type funds, and is a series of Legg Mason Partners Variable Equity Trust (the “Trust”), a Maryland business trust. Other initiatives, including the election of a new Board of Trustees (the “Board”) and the approval of certain revised fundamental investment policies, have also been accomplished, and more information on these matters appears in this SAI. Certain historical information contained in the SAI is that of the Funds’ predecessors.
      Fund shares are offered only to variable annuity and variable life insurance separate accounts established by insurance companies (“Participating Insurance Companies”) to fund variable annuity contracts (“VA contracts”) and variable life insurance policies (“VLI policies,” and together with VA contracts, the “Policies”). Individuals may not purchase shares of any Fund directly from the Trust. The Policies are described in the separate prospectuses issued by the Participating Insurance Companies.
      Each Fund offers two classes of shares: Class I shares and Class II shares. Prior to April 30, 2007, Class I shares in Appreciation Portfolio were undesignated. Policyholders should consult the applicable prospectus of the separate account of the Participating Insurance Company to determine which class of Fund shares may be purchased by the separate account.
      Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders. The financial statements in the Funds’ annual reports are incorporated herein by reference. The financial statements in Appreciation Portfolio’s semi-annual report for the period ended June 30, 2007 are also incorporated herein by reference. A Fund’s prospectus and copies of the reports may be obtained free of charge by contacting a distributor’s financial advisor or registered representative, a broker/ dealer, financial intermediary or financial institution that has entered into an agreement with the Fund’s distributors (each called a “Service Agent”), or by writing or calling the Fund at the address or telephone number set forth above. Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker/ dealer subsidiary of Legg Mason, Inc. (“Legg Mason”), and Citigroup Global Markets Inc. (“CGMI”) serve as the Funds’ distributors.
      THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

MANAGEMENT OF THE TRUST
Service Providers
      The following organizations provide services to the Trust:

Name	Service Provider

Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “manager”)	Investment Manager
ClearBridge Advisors, LLC (“ClearBridge”)	Subadviser to Appreciation Portfolio and Fundamental Value Portfolio
Batterymarch Financial Management, Inc. (“Batterymarch”)	Subadviser to Equity Index Portfolio
LMIS	Distributor
CGMI	Distributor
State Street Bank and Trust Company (“State Street” or “custodian”)	Custodian
PFPC Inc. (“PFPC” or the “transfer agent”)	Transfer Agent
      These organizations and the functions they perform for the Trust are discussed in the Funds’ prospectuses and in this SAI.
MANAGEMENT
      The business affairs of the Funds are managed by or under the direction of the Board. The Board elects officers who are responsible for the day-to-day operations of the Funds and who execute policies authorized by the Board.
      The current Trustees, including the Trustees of the Funds who are not “interested persons” of the Funds (the “Independent Trustees”) as defined in the Investment Company Act of 1940 Act, as amended (the “1940 Act”) and executive officers of the Funds, their birth years, their principal occupations during at least the past five years (their titles may have varied during that period), the number of funds associated with Legg Mason the Trustees oversee, and other board memberships they hold are set forth below. The address of each Trustee is c/o R. Jay Gerken, 620 Eighth Avenue, 49th Floor, New York, New York 10018.
      The following information relates to the Trust’s recently elected Board of Trustees.

				Number of
		Term of		Funds in
		Office* and		Fund	Other Board
		Length of		Complex to	Memberships Held
Name and	Position(s)	Time	Principal Occupation(s) During	be Overseen	by Trustee During
Year of Birth	with Fund	Served**	Past 5 Years	by Trustee	Past Five Years

Independent Trustees:
Paul R. Ades Born 1940	Trustee	Since 1983	Law firm of Paul R. Ades, PLLC (since 2000)	47	None

Andrew L. Breech Born 1952	Trustee	Since 1991	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)	47	None

Dwight B. Crane Born 1937	Trustee	Since 1981	Professor, Harvard Business School (since 1969); Independent Consultant (since 1969)	50	None

				Number of
		Term of		Funds in
		Office* and		Fund	Other Board
		Length of		Complex to	Memberships Held
Name and	Position(s)	Time	Principal Occupation(s) During	be Overseen	by Trustee During
Year of Birth	with Fund	Served**	Past 5 Years	by Trustee	Past Five Years

Robert M. Frayn, Jr. Born 1934	Trustee	Since 1981	Retired; formerly, President and Director, Book Publishing Co. (1970 to 2002)	47	None

Frank G. Hubbard Born 1937	Trustee	Since 1993	President, Avatar International Inc. (business development) (since 1998)	47	None

Howard J. Johnson Born 1938	Trustee	From 1981 to 1998 and 2000 to Present	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)	47	None

David E. Maryatt Born 1936	Trustee	Since 1983	Private Investor; President and Director, ALS Co. (real estate management and development firm) (since 1993)	47	None

Jerome H. Miller Born 1938	Trustee	Since 1995	Retired	47	None

Ken Miller Born 1942	Trustee	Since 1983	Chairman, Young Stuff Apparel Group, Inc. (apparel manufacturer) (since 1963)	47	None

John J. Murphy Born 1944	Trustee	Since 2002	President, Murphy Capital Management (investment advice) (since 1983)	47	Director, Nicholas Applegate funds; Trustee, Consulting Group Capital Markets Funds; formerly, Director, Atlantic Stewardship Bank (2004 to 2005); Director, Barclays International Funds Group Ltd. and affiliated companies
					(to 2003)

Thomas F. Schlafly Born 1948	Trustee	Since 1983	Of Counsel, Blackwell Sanders Peper Martin LLP (law firm) (since 1984); President, The Saint Louis Brewery, Inc. (brewery) (since 1989)	47	Director, Citizens National Bank, Maplewood (2006)

Jerry A. Viscione Born 1944	Trustee	Since 1993	Retired; formerly, Executive Vice President, Marquette University (1997 to 2002)	47	None

Number of
		Term of		Funds in
		Office* and		Fund	Other Board
		Length of		Complex to	Memberships Held
Name and	Position(s)	Time	Principal Occupation(s) During	be Overseen	by Trustee During
Year of Birth	with Fund	Served**	Past 5 Years	by Trustee	Past Five Years

Interested Trustee:
R. Jay Gerken, CFA† Born 1951	Trustee, President, Chairman and Chief Executive Officer	Since 2002	Managing Director, Legg Mason & Co., LLC (“Legg Mason & Co.”); Chairman of the Board and Trustee/Director of 149 funds associated with LMPFA and its affiliates; President, LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates; formerly, Chairman, Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management, Inc. (“CFM”) (2002 to 2005); formerly, Chairman, President and Chief Executive Officer, Travelers Investment Adviser Inc. (2002 to 2005)	134	Former Trustee, Consulting Group Capital Markets Funds (2002- 2006)

*	Each Trustee serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

**	Indicates the earliest year in which the Trustee became a Board member for a fund in the Legg Mason Partners fund complex.

†	Mr. Gerken is an “interested person,” as defined in the 1940 Act, because of his position with the manager and/or certain of its affiliates.

Term of Office*
Name, Year of Birth	Position(s)	and Length of	Principal Occupation(s)
and Address	with Fund	Time Served**	During Past 5 Years

Officers:
R. Jay Gerken, CFA Born 1951 620 Eighth Avenue, 49th Floor New York, NY 10018	Chairman, President and Chief Executive Officer	Since 2002	Managing Director, Legg Mason & Co.; Chairman of the Board and Trustee/Director of 149 funds associated with LMPFA and its affiliates; President, LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates; formerly, Chairman, SBFM and CFM (2002 to 2005); formerly, Chairman, President and Chief Executive Officer, Travelers Investment Adviser Inc. (2002 to 2005)

Term of Office*
Name, Year of Birth	Position(s)	and Length of	Principal Occupation(s)
and Address	with Fund	Time Served**	During Past 5 Years

Ted P. Becker Born 1951 620 Eighth Avenue, 49th Floor New York, NY 10018	Chief Compliance Officer	Since 2006	Director of Global Compliance at Legg Mason, Inc. (2006 to present); Managing Director of Compliance at Legg Mason & Co. (2005 to present); Chief Compliance Officer with certain mutual funds associated with Legg Mason & Co. (since 2006); Chief Compliance Officer of LMPFA and certain affiliates; Managing Director of Compliance at Citigroup Asset Management (“CAM,” a group of affiliated investment advisers, which included SBFM, Smith Barney Asset Management and CFM and other affiliated investment advisory entities) (2002 to 2005). Prior to 2002, Managing Director-Internal Audit & Risk Review at Citigroup Inc.
John Chiota Born 1968 300 First Stamford Place Stamford, CT 06902	Chief Anti- Money Laundering Compliance Officer	Since 2006	Vice President of Legg Mason & Co. (since 2005); Vice President at CAM (since 2004); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. (since 2006). Prior to August 2004, Chief Anti-Money Laundering Compliance Officer of TD Waterhouse
Robert I. Frenkel Born 1954 300 First Stamford Place Stamford, CT 06902	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2005); Managing Director and General Counsel of Global Mutual Funds for CAM (since 2000); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. (since 2003). Previously, Secretary of CFM (2001 to 2004)
Thomas C. Mandia Born 1962 300 First Stamford Place Stamford, CT 06902	Assistant Secretary	Since 2000	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005); Managing Director and Deputy General Counsel for CAM (since 1992); Assistant Secretary of certain mutual funds associated with Legg Mason & Co.
Kaprel Ozsolak Born 1965 125 Broad Street, 11th Floor New York, NY 10004	Chief Financial Officer and Treasurer	Since 2004	Director of Legg Mason & Co. (since 2005); Vice President at CAM (1996 to 2005); Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. (since 2005); Chief Financial Officer and Treasurer of certain mutual funds associated with CAM (2004 to 2005). Previously, Mr. Ozsolak was Controller of certain mutual funds associated with CAM (2002 to 2004)

*	Each officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

**	Indicates the earliest year in which the officer took office for any funds in the Legg Mason Partners fund complex.
      Officers of the Funds receive no compensation from the Funds, although they may be reimbursed by the Funds for reasonable out-of-pocket travel expenses for attending Board meetings.
      The Board has three standing Committees: the Audit Committee, Governance Committee and Pricing Committee. The Audit Committee and Governance Committee are composed of all of the Independent Trustees. The Pricing Committee is composed of the Chairman of the Board and one Independent Trustee.

      The Audit Committee oversees, among other things, the scope of the Trust’s audit, the Trust’s accounting and financial reporting policies and practices and its internal controls. The primary purposes of the Board’s Audit Committee are to assist the Board in fulfilling its responsibility for oversight of the integrity of the accounting, auditing and financial reporting practices of each Fund, the qualifications and independence of each Fund’s independent registered public accounting firm, and each Fund’s compliance with legal and regulatory requirements. The Audit Committee approves, and recommends to the Independent Trustees for their ratification, the selection, appointment, retention or termination of the Trust’s independent registered public accounting firm and approves the compensation of the independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to the Funds by the independent registered public accounting firm and all permissible non-audit services provided by the Funds’ independent registered public accounting firm to its manager and any affiliated service providers if the engagement relates directly to the Funds’ operations and financial reporting. The Audit Committee also assists the Board in fulfilling its responsibility for the review and negotiation of the Funds’ investment management and sub-advisory arrangements.
      The Governance Committee is responsible for, among other things, recommending candidates to fill vacancies on the Board. The Governance Committee may consider nominees recommended by a shareholder. Shareholders who wish to recommend a nominee should send recommendations to the Trust’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Trustees. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders.
      The Governance Committee also identifies potential nominees through its network of contacts and may also engage, if it deems appropriate, a professional search firm. The committee meets to discuss and consider such candidates’ qualifications and then chooses a candidate by majority vote. The committee does not have specific, minimum qualifications for nominees, nor has it established specific qualities or skills that it regards as necessary for one or more of the Trustees to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard). However, in evaluating a person as a potential nominee to serve as a Trustee, the Governance Committee may consider the following factors, among any others it may deem relevant:

•	whether or not the person is an “interested person,” as defined in the 1940 Act, and whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee;

•	whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with fund management, the investment adviser, service providers or their affiliates;

•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

•	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Trustee;

•	the contribution which the person can make to the Board (or, if the person has previously served as a Trustee, the contribution which the person made to the Board during his or her previous term of service), with consideration being given to the person’s business and professional experience, education and such other factors as the committee may consider relevant;

•	the character and integrity of the person; and

•	whether or not the selection and nomination of the person would be consistent with the requirements of the retirement policies of the Trust, as applicable.
      The Pricing Committee is charged with determining the fair value prices for securities when required.
      As indicated above, the Trust’s Board is recently elected and is newly constituted as the Board that oversees all of the equity-type funds in the fund complex. All members of the Board previously have served on

Boards of Legg Mason Partners funds. The Audit, Governance and Pricing Committees are recently established committees of this Board and did not meet during the Trust’s last fiscal year.
      The following table shows the amount of equity securities owned by the Trustees in each Fund and other investment companies in the fund complex supervised by the Trustees as of December 31, 2006.

Aggregate Dollar
Range of Equity
Securities In
	Dollar Range of Equity			Registered
	Securities in the Funds			Investment
Companies Overseen
Name of Trustee	AP	EIP	FVP	by Trustee

Independent Trustees
Paul R. Ades	None	None	None	Over $100,000
Andrew L. Breech	None	None	None	Over $100,000
Dwight B. Crane	None	None	None	Over $100,000
Robert M. Frayn, Jr.	None	None	None	Over $100,000
Frank G. Hubbard	None	None	None	Over $100,000
Howard J. Johnson	None	None	None	None
David E. Maryatt	None	None	None	Over $100,000
Jerome H. Miller	None	None	None	$50,001-$100,000
Ken Miller	None	None	None	$50,001-$100,000
John J. Murphy	None	None	None	None
Thomas F. Schlafly	None	None	None	Over $100,000
Jerry A. Viscione	None	None	None	$10,001-$50,000
Interested Trustee
R. Jay Gerken	None	None	None	Over $100,000

AP	Legg Mason Partners Variable Appreciation Portfolio

EIP	Legg Mason Partners Variable Equity Index Portfolio

FVP	Legg Mason Partners Variable Fundamental Value Portfolio
      As of November 8, 2007, none of the Independent Trustees or their immediate family members owned beneficially or of record any securities of the manager, subadviser or distributors of any Fund, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the manager, subadviser or distributors of the any Fund.
      Information regarding compensation paid by the Funds to their recently elected Board and to their prior Board is set forth below. The Independent Trustees receive a fee for each meeting of the Trust’s Board and committee meetings attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Mr. Gerken, an “interested person,” as defined in the 1940 Act, does not receive compensation from any Fund for his service as Trustee, but may be reimbursed for all out-of-pocket expenses relating to attendance at such meetings.
      Each Fund pays a pro rata share of the Trustee fees based upon asset size. Each Fund currently pays each of the Trustees who is not a director, officer or employee of the manager or any of its affiliates its pro rata share of an annual fee of $100,000, plus $20,000 for each regularly scheduled Board meeting attended in person, and $1,000 for telephonic Board meetings in which that Trustee participates. The lead Independent Trustee will receive an additional $25,000 per year and the Chair of the Audit Committee will receive an additional $15,000 per year.

Recently Elected Board

				Total Pension		Number of
				or Retirement	Total	Funds in
	Aggregate Compensation			Benefits Paid	Compensation	Fund
	from the Funds(1)(2)			as Part of	from Fund	Complex
				Fund	Complex Paid to	Overseen by
Name of Trustee	AP	EIP	FVP	Expenses(1)	Trustee(1)(2)(3)	Trustee(1)

Independent Trustees
Paul R. Ades	n/a	n/a	n/a	$0	$86,200	12
Andrew L. Breech	n/a	n/a	n/a	$0	$35,750	3
Dwight B. Crane	$3,752	$6,846	$3,835	(3)	$266,500	46
Robert M. Frayn, Jr.	n/a	n/a	n/a	$0	$17,500	1
Frank G. Hubbard	n/a	n/a	n/a	$0	$78,700	12
Howard J. Johnson	n/a	n/a	n/a	$0	$36,000	1
David E. Maryatt	n/a	n/a	n/a	$0	$17,500	1
Jerome H. Miller	n/a	n/a	n/a	$0	$73,500	12
Ken Miller	n/a	n/a	n/a	$0	$71,500	12
John J. Murphy	n/a	n/a	n/a	$0	$91,200	23
Thomas F. Schlafly	n/a	n/a	n/a	$0	$35,250	3
Jerry A. Viscione	n/a	n/a	n/a	$0	$29,500	1
Interested Trustee
R. Jay Gerken	$0	$0	$0	$0	$0	162

AP	Legg Mason Partners Variable Appreciation Portfolio

EIP	Legg Mason Partners Variable Equity Index Portfolio

FVP	Legg Mason Partners Variable Fundamental Value Portfolio

(1)	Information is for the calendar year ended December 31, 2006.

(2)	Messrs. Hubbard and Murphy also received $5,200 and $2,200, respectively, during 2006 for attending on behalf of their former Boards an additional meeting relating to the selection of service provides for the funds in the Legg Mason Partners fund complex. These amounts were paid by the manager or its affiliates, and not by the funds.

(3)	Pursuant to a prior emeritus retirement plan, Mr. Crane has received in a lump sum (calculated on a net present value basis), an aggregate benefit having a net present value equal to $444,643. Each Fund no longer overseen by Mr. Crane has paid a pro rata share (based upon asset size) of the aggregate benefit to Mr. Crane. Legg Mason or its affiliates have agreed to reimburse these Funds an amount equal to 50% of the benefits paid to Mr. Crane. None of these amounts were paid during the period covered by this table.

      The following table shows the compensation paid to each former Trustee of the Funds during the last fiscal year. None of the officers of the Trust received any compensation from the Trust for such period. Elliott Jaffe retired as a Trustee as of December 31, 2006.
Prior Board

					Compensation
				Total	from Fund
				Pension or	Complex	Number of
				Retirement	Paid to	Funds in
				Benefits	Directors	Fund
	Aggregate Compensation			Paid as Part	Calendar	Complex
	From Funds Fiscal Year End			of Fund	Year	Overseen by
	12/31/06			Expenses(3)	12/31/06(4)	Trustee

Name of Trustee	AP	EIP	FVP

Independent Trustees
Dwight B. Crane	$3,752	$6,846	$3,835	(4)	$266,500	46
Burt N. Dorsett	$2,015	$3,783	$2,065	(4)	$50,100	24
Elliot S. Jaffe(1)	$3,040	$5,688	$3,114	(4)	$82,000	24
Stephen E. Kaufman	$3,012	$5,560	$3,085	(4)	$166,500	36
Cornelius C. Rose, Jr	$3,320	$6,063	$3,396	(4)	$89,500	24
Interested Trustee
R. Jay Gerken(2)	$0	$0	$0	$0	$0	162

AP	Legg Mason Partners Variable Appreciation Portfolio

EIP	Legg Mason Partners Variable Equity Index Portfolio

FVP	Legg Mason Partners Variable Fundamental Value Portfolio

(1)	Mr. Jaffe retired as of December 31, 2006.

(2)	Mr. Gerken was not compensated by the Funds for his service as a Trustee because of his affiliation with the manager.

(3)	During the fiscal year ended December 31, 2006, the following former Trustees received the following retirement benefits or payments for their services as emeritus Trustees: Herbert Barg received an aggregate of $5,914; Martin Brody received an aggregate of $5,450; and Joseph McCann received an aggregate of $3,944. Each Fund paid its pro rata share (based on asset size) of these aggregate benefits.

(4)	Pursuant to prior emeritus retirement plans, the following former Trustees have received or are entitled to receive benefits (calculated on a net present value basis) as follows: Mr. Barg, $392,886; Mr. Brody, $288,359; Mr. Dorsett, $286,616; Mr. Jaffe, $286,616; Mr. Kaufman, $425,147; Mr. McCann, $221,176; and Mr. Rose, $286,616. Mr. Crane also is entitled to receive benefits under the emeritus retirement plans; his benefits are described in a table above. Benefits under the emeritus retirement plans are paid in quarterly installments unless the Trustee elected to receive them in a lump sum at net present value. Each Fund no longer overseen by these Trustees will pay its pro rata share (based on asset size) of these aggregate benefits. Legg Mason or its affiliates have agreed to reimburse the Funds an amount equal to 50% of these benefits. None of these amounts were paid during the period covered by this table.

(5)	Mr. Rose also received $5,000 during 2006 for attending on behalf of his former Boards an additional meeting relating to the selection of service providers for the funds in the Legg Mason Partners fund complex. These amounts were paid by the manager or its affiliates, and not by the funds.
      As of November 8, 2007, Trustees and officers as a group owned less than 1% of the outstanding shares of beneficial interest of the any of the Funds.

      As of October 24, 2007, the following persons owned of record 5% or more of the shares of each class of each Portfolio.

			Percent
Fund	Class	Shareholder	Ownership

Appreciation Portfolio	I	METLIFE LIFE AND ANNUITY CO. OF CONNECTICUT ATTN: SHAREHOLDER ACCOUNTING DEPT. P.O. BOX 990027 HARTFORD, CT 06199-0027	59.8%
		METLIFE INSURANCE CO. OF CONNECTICUT ATTN: SHAREHOLDER ACCOUNTING DEPT. P.O. BOX 990027 HARTFORD, CT 06199-0027	29.4%
		METLIFE INVESTORS USA INSURANCE CO. METLIFE INVESTORS USA SEPARATE ACCOUNT A 5 PARK PLZ. STE. 1900 IRVINE, CA 92614-2549	7.7%

Equity Index Portfolio	I	METLIFE LIFE AND ANNUITY CO. OF CONNECTICUT ATTN: SHAREHOLDER ACCOUNTING DEPT. P.O. BOX 990027 HARTFORD, CT 06199-0027	58.0%
		METLIFE INSURANCE CO. OF CONNECTICUT ATTN: SHAREHOLDER ACCOUNTING DEPT. P.O. BOX 990027 HARTFORD, CT 06199-0027	36.7%
		METLIFE INVESTORS USA INSURANCE CO. METLIFE INVESTORS USA SEPARATE ACCOUNT A 5 PARK PLZ. STE. 1900 IRVINE, CA 92614-2549	5.1%

Fundamental Value Portfolio	I	METLIFE LIFE AND ANNUITY CO. OF CONNECTICUT ATTN: SHAREHOLDER ACCOUNTING DEPT. P.O. BOX 990027 HARTFORD, CT 06199-0027	51.8%
		METLIFE INSURANCE CO. OF CONNECTICUT ATTN: SHAREHOLDER ACCOUNTING DEPT. P.O. BOX 990027 HARTFORD, CT 06199-0027	34.5%
		METLIFE INVESTORS USA INSURANCE CO. METLIFE INVESTORS USA SEPARATE ACCOUNT A 5 PARK PLZ. STE. 1900 IRVINE, CA 92614-2549	6.7%

INVESTMENT OBJECTIVES AND POLICIES OF EACH FUND
      Each of the Funds’ prospectuses discusses the investment goals of the Fund and the principal investment strategies to be employed to achieve those goals. This section contains supplemental information concerning the types of securities and other instruments in which the Funds may invest, the investment policies and principal and secondary portfolio strategies that the Funds may utilize and certain risks attendant to such investments, policies and strategies.
      The Trust is currently divided into multiple funds, each with its own investment objective, policies and restrictions. Each Fund is diversified for purposes of the 1940 Act. There can be no assurance that a Fund will achieve its investment objective.
      The subadviser of each Fund performs the day-to-day portfolio management of each Fund, except for the management of cash and short-term investments, which is performed by LMPFA.
Appreciation Portfolio

Investment Objective
      Long-term appreciation of capital. The investment objective of the Fund is non-fundamental and may be changed by the Board without the approval of shareholders or Policy holders.

Key Investments
      The Fund invests primarily in equity securities of U.S. companies. The Fund typically invests in medium and large capitalization companies, but may also invest in small capitalization companies. Equity securities include exchange-traded and over-the-counter common stocks and preferred stocks, debt securities convertible into equity securities, and warrants and rights relating to equity securities.

Additional Information
      The Fund’s principal investment strategies are described above. The following provides additional information on these principal strategies and describes other investment strategies that may be used by the Fund.
      The Fund may also hold securities convertible into common stocks and warrants. When the subadviser believes that a conservative or defensive investment posture is warranted or when opportunities for capital appreciation do not appear attractive, the Fund may invest temporarily in debt obligations, preferred securities or short-term money market instruments. The Fund may from time to time lend its portfolio securities and invest up to 10% of its assets (at the time of investment) in foreign securities. The Fund may invest directly in foreign issuers or invest in depository receipts.
      The Fund may, as a cash management tool, hold up to 20% of the value of its total assets in cash and invest in short-term instruments and, for temporary defensive purposes, may hold cash and invest in short-term instruments without limitation.
      The Fund may not invest in a master demand note if as a result more than 10% of the value of the Fund’s total assets would be invested in such notes and other illiquid securities. The Fund may invest up to 10% of the value of its net assets in restricted securities and in other securities that are not readily marketable, including repurchase agreements maturing in more than seven days.
      The purpose of the acquisition or sale of a futures contract by the Fund is to mitigate the effects of fluctuations in the value of its securities caused by anticipated changes in interest rates, market conditions or currency values without actually buying or selling the securities.
      The Fund may invest up to 10% of its assets in other investment vehicles. The Fund may engage in short sale transactions limited to shares issued by exchange traded funds.

Equity Index Portfolio

Investment Objective
      Investment results that, before expenses, correspond to the price and yield performance of the S&P 500 Index. The Fund will hold substantially all of the stocks in the S&P 500 Index, with comparable economic sector weightings, market capitalization and liquidity. The investment objective of the Fund is non-fundamental and may be changed by the Board without the approval of shareholders or Policy holders.

Key Investments
      Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities, or other investments with similar economic characteristics, included in the S&P 500 Index. This percentage requirement will not apply during periods when the Fund pursues a temporary defensive strategy, as described below. This requirement is not fundamental, and may be changed by the Board to become effective upon at least 60 days’ notice to Fund shareholders or Policy holders.
      The Fund invests at least 90% of its assets in common stocks included in the S&P 500 Index. The Fund holds stocks of substantially all of the companies in the S&P 500 Index, including those companies headquartered outside the United States. The Fund may purchase stock index futures and related options to hedge any cash reserves in anticipation of purchasing additional stocks at a later date.

Additional Information
      The Fund’s principal investment strategies are described above. The following provides additional information on these principal strategies and describes other investment strategies that may be used by the Fund.
      The Fund may invest up to 5% of its assets in equity securities that are not included in the S&P 500 Index if the subadviser believes such investments will assist the Fund in approximating the return of the S&P 500 Index.
      The Fund may use up to an additional 20% of its assets to enter into stock index futures and related options to increase efficiency, may lend portfolio securities and write covered options to help offset operating expenses, and may acquire money market instruments. Fund turnover is expected to be lower than for most other investment companies.
      No attempt will be made to manage the Fund in the traditional sense using economic, financial and market analysis, nor will the adverse financial situation of an issuer necessarily result in the elimination of its securities from the Fund, unless the securities are removed from the S&P 500 Index. From time to time, administrative adjustments may be made in the Fund because of changes in the composition of the S&P 500 Index.
      The Fund uses the S&P 500 Index as its standard for performance comparison because the S&P 500 Index is well known to investors and is representative of the performance of publicly traded U.S. common stocks.
      The S&P 500 Index is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange (the “NYSE”). The Standard & Poor’s Division of The McGraw-Hill Companies, Inc. (“S&P”) chooses the stocks to be included in the S&P 500 Index solely on a statistical basis. The S&P 500 Index is a trademark of S&P and inclusion of a stock in the S&P 500 Index in no way implies an opinion by S&P as to its attractiveness as an investment. S&P is neither a sponsor of nor in any way affiliated with the Fund.
      The Fund’s ability to replicate the performance of the S&P 500 Index will depend to some extent on the size of cash flows into and out of the Fund. Investment changes to accommodate these cash flows will be made to maintain the similarity of a Fund’s assets to the S&P 500 to the maximum extent practicable.

      The Fund may, as a cash management tool, hold up to 20% of the value of its total assets in cash and invest in short-term instruments and, for temporary defensive purposes, may hold cash and invest in short-term instruments without limitation.
      The Fund may not invest in a master demand note if as a result more than 10% of the value of the Fund’s total assets would be invested in such notes and other illiquid securities. The Fund may invest up to 10% of the value of its net assets in restricted securities and in other securities that are not readily marketable, including repurchase agreements maturing in more than seven days.
      The Fund may purchase call options on stock indexes listed on U.S. securities exchanges for the purpose of hedging its portfolio.
      The Fund in anticipation of the purchase of securities may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.
      The Fund may invest up to 10% of its assets in other investment vehicles.
Fundamental Value Portfolio

Investment Objective
      Long-term capital growth. Current income is a secondary consideration. The investment objective of the Fund is non-fundamental and may be changed by the Board without the approval of shareholders or Policy holders.

Key Investments
      The Fund invests primarily in common stocks and common stock equivalents of companies the portfolio manager believes are undervalued in the marketplace. While the portfolio manager selects investments primarily for their capital appreciation potential, secondary consideration is given to a company’s dividend record and the potential for an improved dividend return. The Fund generally invests in securities of large, well-known companies but may also invest a significant portion of its assets in securities of small to medium-sized companies when the portfolio manager believes smaller companies offer more attractive value opportunities.

Additional Information
      The Fund’s principal investment strategies are described above. The following provides additional information on these principal strategies and describes other investment strategies that may be used by the Fund.
      The Fund may also invest up to 10% of its assets in securities rated less than investment grade by Moody’s Investors Service, Inc. (“Moody’s”), S&P or the equivalent by another nationally recognized statistical rating organization (“NRSRO”) or, in unrated securities deemed by the subadviser to be of comparable quality.
      The Fund may invest up to 35% of its assets in interest-paying debt securities such as U.S. government securities, and other securities, including convertible bonds, convertible preferred stock and warrants.
      The Fund also may lend its portfolio securities and enter into short sales against the box.
      The Fund may, as a cash management tool, hold up to 35% of the value of its total assets in cash and invest in short-term instruments and, for temporary defensive purposes, may hold cash and invest in short-term instruments without limitation.
      The Fund may not invest in a master demand note if as a result more than 10% of the value of the Fund’s total assets would be invested in such notes and other illiquid securities. The Fund may invest up to 15% of the value of its net assets in restricted securities and in other securities that are not readily marketable, including repurchase agreements maturing in more than seven days.
      The Fund also may purchase put and call options. Because of this and current trading conditions, the Fund expects to purchase not only call or put options issued by the Options Clearing Corporation (“OCC”) but also options in the domestic and foreign over-the-counter markets. The Fund expects to write options only if a secondary market exists on a U.S. securities exchange or in the over-the-counter market.
      The Fund may invest up to 10% of its assets in other investment vehicles. The Fund may engage in short sale transactions limited to shares issued by exchange traded funds. The Fund may also write call and buy put options on stock indexes.
INVESTMENT OBJECTIVES, MANAGEMENT POLICIES AND RISK FACTORS
      Supplemental information is set out below concerning the types of securities and other instruments in which the Funds may invest, the investment policies and strategies that the Funds may utilize and certain risks attendant to those investments, policies and strategies.
      Equity Securities. Common stock is an interest in a company, limited liability company, or similar entity that entitles the holder to a share in the profits of the company, in the form of dividends, and the proceeds from a sale or liquidation of the company. The interests of common shareholders are the most junior in a corporate structure. This means that in the event of the bankruptcy of the company its creditors and any holders of a preferred class of equity securities are paid before the common stockholders are entitled to receive anything. However, any assets of the company in excess of the amount owed to creditors or preferred stockholders are shared pro-rata among the common stockholders. Common stockholders normally have voting control of the company and are entitled to vote on the election of directors and certain fundamental corporate actions.
      Preferred stocks are equity securities, but they have many characteristics of fixed income securities. Their similarities to fixed income securities generally cause preferred stocks to trade more like debt instruments than common stocks. Thus, the value of preferred stocks reflects the credit risk of the company and the dividend yield on the preferred stocks compared to prevailing interest rates. Preferred stocks are entitled to receive dividends before any dividend is paid to the holders of common stock. The dividend may be at a fixed or variable dividend payment rate, may be payable on fixed dates or at times determined by the company and may be payable in cash, additional shares of preferred stock or other securities. Many preferred stocks are redeemable at the option of the company after a certain date. Holders of preferred stock are also entitled to receive a payment upon the sale or liquidation of a company before any payment is made to the company’s common stockholders. However, preferred stock is an equity security and, therefore, is junior in priority of payment to the company’s creditors in the event of a bankruptcy, including holders of the company’s debt securities. This junior ranking to creditors makes preferred stock riskier than fixed income securities.
      Convertible securities are preferred stocks or fixed income securities that are convertible at the option of the holder, or in some circumstances at the option of the issuing company, at a stated exchange rate or formula into the company’s common stock or other equity securities. At the time a company sells the convertible securities, the conversion price is normally higher than the market price of the common stock. A holder of convertible securities will generally receive interest or dividends at a rate lower than comparable debt securities, but the holder has the potential for additional gain if the market value of the common stock exceeds the conversion price.
      When the market price of the common stock is below the conversion price, convertible securities tend to trade like fixed income securities. If the market price of the common stock is higher than the conversion price, convertible securities tend to trade like the common stock. Convertible securities rank senior to common stocks in an issuer’s capital structure and consequently may be of higher quality and entail less risk than the issuer’s common stock.

      The Funds may invest in synthetic convertible securities. Synthetic convertible securities differ from convertible securities in certain respects, including that each component of a synthetic convertible security has a separate market value and responds differently to market fluctuations. Investing in synthetic convertible securities involves the risk normally involved in holding the securities comprising the synthetic convertible security.
      Unlike a convertible security, which is a single security, a synthetic convertible security is comprised of distinct securities that together resemble convertible securities in certain respects. Synthetic convertible securities are typically created by combining non-convertible bonds or preferred stocks with warrants or stock call options. The options that will form elements of synthetic convertible securities may be listed on a securities exchange or on Nasdaq or may be privately traded. The components of a synthetic convertible security generally are not offered as a unit and may be purchased and sold by the Fund at different times.
      Warrants and stock purchase rights are securities permitting, but not obligating, their holder to purchase other securities, normally the issuer’s common stock. Stock purchase rights are frequently issued as a dividend to a company’s stockholders and represent the right to purchase a fixed number of shares at a fixed or formula price. The price may reflect a discount to the market price. Warrants are generally sold by a company or issuer together with fixed income securities and represent the right to a fixed number of shares of common stock or other securities at a fixed or formula price. The exercise price is normally higher than the market price at the time the company sells the warrant.
      Warrants and stock purchase rights do not carry with them the right to receive dividends on or to vote the securities that they entitle their holders to purchase. They also do not entitle the holder to share in the assets of the company in liquidation. The rights to purchase common stock or other securities conferred by a warrant or stock purchase right can only be exercised on specific dates or for a specific period. Trading in these instruments is affected both by the relationship of the exercise price to the current market price of the common stock or other securities and also by the period remaining until the right or warrant expires. An investment in warrants and stock purchase rights may be considered more speculative than other types of equity investments. A warrant or stock purchase right expires worthless if it is not exercised on or prior to its expiration date.
      Real Estate Investment Trusts (“REITs”). REITs are pooled investment vehicles, which invest primarily in income producing real estate, or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Internal Revenue Code of 1986, as amended (the “Code”). Debt securities issued by REITs, for the most part, are general and unsecured obligations and are subject to risks associated with REITs.
      Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to industry related risks.
      REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, REITs have been more volatile in price than the larger capitalization stocks included in S&P 500 Index.
      Investment Company Securities. Subject to applicable statutory and regulatory limitations, a Fund may invest in shares of other investment companies, including shares of other mutual funds, closed-end funds, and unregistered investment companies. Investments in other investment companies are subject to the risk of the securities in which those investment companies invest. In addition, to the extent the Fund invests in securities of other investment companies, Fund shareholders would indirectly pay a portion of the operating costs of such companies in addition to the expenses of the Fund’s own operation. These costs include management, brokerage, shareholder servicing and other operational expenses.
      A Fund may invest in shares of mutual funds or unit investment trusts that are traded on a stock exchange, called exchange-traded funds or ETFs. Typically an ETF seeks to track the performance of an index, such as the S&P 500, the NASDAQ 100, the Lehman Treasury Bond Index, or more narrow sector or foreign indices, by holding in its portfolio either the same securities that comprise the index, or a representative sample of the index. Investing in an ETF will give the Fund exposure to the securities comprising the index on which the ETF is based.
      Unlike shares of typical mutual funds or unit investment trusts, shares of ETFs are designed to be traded throughout a trading day, bought and sold based on market values and not at net asset value. For this reason, shares could trade at either a premium or discount to net asset value. However, the portfolios held by index-based ETFs are publicly disclosed on each trading day, and an approximation of actual net asset value is disseminated throughout the trading day. Because of this transparency, the trading prices of index based ETFs tend to closely track the actual net asset value of the underlying portfolios and a Fund will generally gain or lose value depending on the performance of the index. However, gains or losses on a Fund’s investment in ETFs will ultimately depend on the purchase and sale price of the ETF. In the future, as new products become available, a fund may invest in ETFs that are actively managed. Actively managed ETFs will likely not have the transparency of index-based ETFs, and therefore, may be more likely to trade at a discount or premium to actual net asset values.
      A Fund may invest in closed-end investment companies which hold securities of U.S. and/or non-U.S. issuers. Because shares of closed-end funds trade on an exchange, investments in closed-end investment funds may entail the additional risk that the market value of such investments may be substantially less than their net asset value.
      Short Sales. If a Fund anticipates that the price of a company’s stock is overvalued and will decline, it may sell the security short and borrow the same security from a broker or other institution to complete the sale. A Fund may realize a profit or loss depending on whether the market price of a security decreases or increases between the date of the short sale and the date on which the Fund replaces the borrowed security. Short selling is a technique that may be considered speculative and involves risks beyond the initial capital necessary to secure each transaction. Whenever a Fund sells short, it is required to deposit collateral in segregated accounts to cover its obligation, and to maintain the collateral in an amount at least equal to the market value of the short position. As a hedging technique, each Fund may purchase call options to buy securities sold short by the Fund. Such options would lock in a future price and protect the Fund in case of an unanticipated increase in the price of a security sold short by the Fund.
      To avoid limitations under the 1940 Act on borrowing by investment companies, short sales by a Fund will be “against the box,” or a Fund’s obligation to deliver the securities sold short will be “covered.” A Fund will not make short sales of securities or maintain a short position if doing so could create liabilities or require collateral deposits and segregation of assets aggregating more than 25% of the value of a Fund’s total assets. Management currently intends to limit each Fund’s short sales to shares issued by ETFs. Utilizing this strategy will allow the portfolio manager to adjust a Fund’s exposure in a particular sector, in a cost effective and convenient manner, without having to sell a Fund’s holdings of individual stocks in that sector.

      Short Sales “Against the Box.” In a short sale, a Fund borrows from a broker or bank securities identical to those being sold and delivers the borrowed securities to the buying party. The Fund is said to have a short position in the securities sold until it replaces the borrowed securities, at which time it receives the proceeds of the sale. A short sale is “against the box” if the Fund owns or has the right to acquire at no added cost securities identical to those sold short.
      Investing in Small and Medium Capitalization Companies. Investing in the equity securities of small and medium capitalization companies involves additional risks compared to investing in large capitalization companies. Compared to large companies, these companies may have more limited product lines and capital resources; have less established markets for their products; have earnings that are more sensitive to changes in the economy, competition and technology; and be more dependent upon key members of management. The market value of the common stock of small and medium capitalization companies may be more volatile, particularly in response to company announcements or industry events, have less active trading markets and be harder to sell at the time and prices that an adviser considers appropriate.
      Fixed-Income Securities. The market value of the obligations held by the Funds can be expected to vary inversely to changes in prevailing interest rates. Investors also should recognize that, in periods of declining interest rates, the Funds’ yield will tend to be somewhat higher than prevailing market rates and, in periods of rising interest rates, the Funds’ yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to the Funds from the continuous sale of their shares will tend to be invested in instruments producing lower yields than the balance of their portfolios, thereby reducing the Funds’ current yield. In periods of rising interest rates, the opposite can be expected to occur. In addition, securities in which the Funds may invest may not yield as high a level of current income as might be achieved by investing in securities with less liquidity, less creditworthiness or longer maturities.
      The Funds may invest in U.S. government securities, corporate bonds, debentures, non-convertible fixed income preferred stocks, mortgage related securities, asset-backed securities (“ABS”), Eurodollar certificates of deposit, Eurodollar bonds and Yankee bonds.
      Debt Securities Rating Criteria. Investment grade debt securities are those rated “BBB” or higher by the S&P, the equivalent rating of other NRSROs or determined to be of equivalent credit quality by the relevant subadviser. Debt securities rated BBB are considered medium grade obligations. Adverse economic conditions or changing circumstances may weaken the issuer’s ability to pay interest and repay principal.
      Below investment grade debt securities are those rated “BB” and below by S&P or the equivalent rating of other NRSROs. Below investment grade debt securities or comparable unrated securities are commonly referred to as “junk bonds” and are considered predominantly speculative and may be questionable as to capacity to make principal and interest payments. Changes in economic conditions are more likely to lead to a weakened capacity to make principal payments and interest payments. The amount of junk bond securities outstanding has proliferated as an increasing number of issuers have used junk bonds for corporate financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of lower quality securities will have an adverse effect on a Fund’s net asset value to the extent it invests in such securities. In addition, the Funds may incur additional expenses to the extent they are required to seek recovery upon a default in payment of principal or interest on their portfolio holdings. The secondary market for junk bond securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on a Fund’s ability to dispose of a particular security when necessary to meet its liquidity needs. Under adverse market or economic conditions, the secondary market for junk bond securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, a Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating a Fund’s net asset value. Since investors generally perceive that there are greater risks associated with lower quality debt securities of the type in which a Fund may invest a portion of its assets, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the debt securities market, changes in perceptions of issuers’ creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.
      Lower rated and comparable unrated debt securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers.
      However, lower rated securities generally involve greater risks of loss of income and principal than higher rated securities. The advisers will attempt to reduce these risks through portfolio diversification and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends and corporate developments.
      Ratings as Investment Criteria. In general, the ratings of an NRSRO such as Moody’s and S&P represent the opinions of those agencies as to the quality of debt obligations that they rate. It should be emphasized, however, that these ratings are relative and subjective, are not absolute standards of quality and do not evaluate the market risk of securities. These ratings will be used by the Funds as initial criteria for the selection of portfolio securities, but each Fund also will rely upon the independent advice of its subadviser to evaluate potential investments. Among the factors that will be considered is the long-term ability of the issuer to pay principal and interest and general economic trends.
      Subsequent to its purchase by a Fund, an issue of debt obligations may cease to be rated or its rating may be reduced below the minimum required for purchase by that Fund. Neither event will require the sale of the debt obligation by the Fund, but a Fund’s subadviser will consider the event in its determination of whether the Fund should continue to hold the obligation. In addition, to the extent that the ratings change as a result of changes in rating organizations or their rating systems or owing to a corporate restructuring of an NRSRO, a Fund will attempt to use comparable ratings as standards for its investments in accordance with its investment objectives and policies.
      Bank Obligations. U.S. commercial banks organized under Federal law are supervised and examined by the U.S. Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the FDIC. U.S. banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. Most state banks are insured by the FDIC (although such insurance may not be of material benefit to a portfolio, depending upon the principal amount of CDs of each bank held by the portfolio) and are subject to Federal examination and to a substantial body of Federal law and regulation. As a result of government regulations, U.S. branches of U.S. banks are, among other things, generally required to maintain specified levels of reserves and are subject to other supervision and regulation designed to promote financial soundness.
      Obligations of foreign branches of U.S. banks and of foreign branches of foreign banks, such as CDs and TDs, may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to different risks than are those of U.S. banks or U.S. branches of foreign banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of U.S. banks and foreign branches of foreign banks are not necessarily subject to the same or similar regulatory requirements that apply to U.S. banks, such as mandatory reserve requirements, loan limitations and accounting, auditing and financial record keeping requirements. In addition, less information may be publicly available about a foreign branch of a U.S. bank or about a foreign bank than about a U.S. bank. Obligations of U.S. branches of foreign banks may be general obligations of the parent bank, in addition to being general obligations of the issuing branch, or may be limited by the terms of specific obligations and by governmental regulation as well as governmental action in the country in which the foreign bank is headquartered. A U.S. branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states may or may not be required to (a) pledge to the regulator an amount of its assets equal to 5% of its total liabilities by depositing assets with a designated bank within the state and (b) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of state branches may not necessarily be insured by the FDIC. In addition, there may be less publicly available information about a U.S. branch of a foreign bank than about a U.S. bank. In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign branches of U.S. banks, by U.S. branches of foreign banks or by foreign branches of foreign banks, a Fund’s manager or subadviser will carefully evaluate such investments on a case-by-case basis.
      Money Market Instruments. A Fund may invest for temporary defensive purposes in corporate and government bonds and notes and money market instruments. Money market instruments include: U.S. government securities, CDs, TDs and bankers’ acceptances issued by domestic banks (including their branches located outside the United States and subsidiaries located in Canada), domestic branches of foreign banks, savings and loan associations and similar institutions; high grade commercial paper; and repurchase agreements with respect to the foregoing types of instruments. CDs are short-term, negotiable obligations of commercial banks. TDs are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions. A Fund may invest in cash and in short-term instruments, and it may hold cash and short-term instruments without limitation when the manager or subadviser determines that it is appropriate to maintain a temporary defensive posture. Short-term instruments in which a Fund may invest include: (a) obligations issued or guaranteed as to principal and interest by the United States government, its agencies or instrumentalities (including repurchase agreements with respect to such securities); (b) bank obligations (including CDs, TDs and bankers’ acceptances of domestic or foreign banks, domestic savings and loan associations and similar institutions); (c) floating rate securities and other instruments denominated in U.S. dollars issued by international development agencies, banks and other financial institutions, governments and their agencies or instrumentalities and corporations located in countries that are members of the Organization for Economic Cooperation and Development; and (d) commercial paper rated no lower than A-2 by S&P or Prime-2 by Moody’s or the equivalent from another major rating service or, if unrated, of an issuer having an outstanding, unsecured debt issue then rated within the three highest rating categories.
      Repurchase Agreements. Each Fund may agree to purchase securities from a bank or recognized securities dealer and simultaneously commit to resell the securities to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities (“repurchase agreements”). Each Fund would maintain custody of the underlying securities prior to their repurchase; thus, the obligation of the bank or dealer to pay the repurchase price on the date agreed to would be, in effect, secured by such securities. If the value of such securities were less than the repurchase price, plus interest, the other party to the agreement would be required to provide additional collateral so that at all times the collateral is at least 102% of the repurchase price plus accrued interest. Default by or bankruptcy of a seller would expose the Fund to possible loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying obligations. The financial institutions with which the Fund may enter into repurchase agreements will be banks and non-bank dealers of U.S. government securities that are on the Federal Reserve Bank of New York’s list of reporting dealers, if such banks and non-bank dealers are deemed creditworthy by the manager or subadviser. The manager or subadviser will continue to monitor creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain during the term of the agreement the value of the securities subject to the agreement to equal at least 102% of the repurchase price (including accrued interest). In addition, the manager or subadviser will require that the value of this collateral, after transaction costs (including loss of interest) reasonably expected to be incurred on a default, be equal to 102% or greater than the repurchase price (including accrued premium) provided in the repurchase agreement or the daily amortization of the difference between the purchase price and the repurchase price specified in the repurchase agreement. The manager or subadviser will mark-to-market daily the value of the securities.

      Pursuant to an exemptive order issued by the SEC, each Fund, along with other affiliated entities managed by the manager or subadviser, may transfer uninvested cash balances into one or more joint repurchase accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Each joint repurchase arrangement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention or sale of the collateral may be subject to legal proceedings.
      Mortgage-Backed Securities. The Funds may invest in mortgage related securities. The average maturity of pass-through pools of mortgage backed securities varies with the maturities of the underlying mortgage instruments. In addition, a pool’s stated maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, the location of the mortgaged property and age of the mortgage. Because prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool. Common practice is to assume that prepayments will result in an average life ranging from two to ten years for pools of fixed rate 30-year mortgages. Pools of mortgages with other maturities or different characteristics will have varying average life assumptions.
      Mortgage-backed securities may be classified as private, governmental or government related, depending on the issuer or guarantor. Private mortgage backed securities represent pass-through pools consisting principally of conventional residential mortgage loans created by non-governmental issuers, such as commercial banks, savings and loan associations and private mortgage insurance companies. Governmental mortgage backed securities are backed by the full faith and credit of the United States. Government National Mortgage Association (“GNMA”), the principal U.S. guarantor of such securities, is a wholly owned corporation within the Department of Housing and Urban Development. Government related mortgage backed securities are not backed by the full faith and credit of the United States. Issuers of these securities include the Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corporation (“FHLMC”). FNMA is a government-sponsored corporation owned entirely by private stockholders that is subject to general regulation by the Secretary of Housing and Urban Development. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA. FHLMC is a government-sponsored corporation owned entirely by private stockholders that is subject to general regulation by the Secretary of Housing and Urban Development. Participation certificates representing interests in mortgages from FHLMC’s national portfolio are guaranteed as to the timely payment of interest and ultimate collection of principal by FHLMC.
      The Funds expect that private and governmental entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments; that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than previously customary. As new types of mortgage backed securities are developed and offered to investors, a Fund, consistent with its investment objectives and policies, will consider making investments in those new types of securities. A Fund may invest in government stripped mortgage related securities, collateralized mortgage obligations (“CMOs”) collateralized by mortgage loans or mortgage pass-through certificates and zero coupon securities, which, because of changes in interest rates, may be more speculative and subject to greater fluctuations in value than securities that currently pay interest. CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage related securities. Payments of principal and interest on the mortgages are passed through to the holders of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which a Fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage related securities. The Funds also may invest in pass-through securities backed by adjustable rate mortgages that have been introduced by GNMA, FNMA and FHLMC. These securities bear interest at a rate that is adjusted monthly, quarterly or annually. The prepayment experience of the mortgages underlying these securities may vary from that for fixed rate mortgages. The Funds will purchase only mortgage related securities issued by persons that are governmental agencies or instrumentalities or fall outside, or are excluded from, the definition of investment company under the 1940 Act.

      Asset-Backed Securities. The Funds may invest in asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties. Asset-backed securities arise through the grouping by governmental, government-related and private organizations of loans, receivables and other assets originated by various lenders. Interests in pools of these assets differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal paid at maturity or specified call dates. Instead, asset-backed securities provide periodic payments, which generally consist of both interest, and principal payments.
      Corporate asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.
      Corporate asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors to make payments on underlying assets, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. A Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an instrument in such a security.
      Mortgage Dollar Roll Transactions. In mortgage “dollar rolls” a Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, a Fund foregoes principal and interest paid on the mortgage-backed securities. A Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. At the time a Fund enters into a mortgage “dollar roll,” it will establish a segregated account with its custodian bank in which it will maintain cash, U.S. government securities or other liquid assets equal in value to its obligations in respect of dollar rolls or use other methods currently or in the future permitted under the 1940 Act, the rules and regulation thereunder, or orders issued by the SEC thereunder. Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, a Fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.
      High Yield Securities. High yield securities are medium or lower rated securities and unrated securities of comparable quality, sometimes referred to as “junk bonds.” Generally, such securities offer a higher current yield than is offered by higher rated securities, but also (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher quality bonds. In addition, medium and lower rated securities and comparable unrated securities generally present a higher degree of credit risk. The risk of loss because of default by these issuers is significantly greater because medium and lower rated securities generally are unsecured and frequently subordinated to the prior payment of senior indebtedness. In light of these risks, the subadvisers, in evaluating the creditworthiness of an issue, whether rated or unrated, take various factors into consideration, which may include, as applicable, the issuer’s financial resources, its sensitivity to economic conditions and trends, the operating history of and the community support for the facility financed by the issue, and the ability of the issuer’s management and regulatory matters. In addition, the market value of securities in lower rated categories is more volatile than that of higher quality securities, and the markets in which medium and lower rated securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets may make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing its securities and calculating its net asset value. Moreover, the lack of a liquid trading market may restrict the availability of securities for the Fund to purchase and may also have the effect of limiting the ability of the Fund to sell securities at their fair value either to meet redemption requests or to respond to changes in the economy or the financial markets.
      Lower rated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, a Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Also, the principal value of bonds moves inversely with movements in interest rates; in the event of rising interest rates, the value of the securities held by the Fund may decline more than a portfolio consisting of higher rated securities. If the Fund experiences unexpected net redemptions, it may be forced to sell its higher rated bonds, resulting in a decline in the overall credit quality of the securities held by the Fund and increasing the exposure of the Fund to the risks of lower rated securities. Investments in zero coupon bonds may be more speculative and subject to greater fluctuations in value because of changes in interest rates than bonds that pay interest currently.
      Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require sale of these securities by the Fund, but the subadviser will consider the event in determining whether the Fund should continue to hold the security.
      Non-Publicly Traded Securities. Non-publicly traded securities may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by a Fund. In addition, companies whose securities are not publicly traded are not subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded.
      Supranational Entities. Debt securities issued by supranational organizations such as the International Bank for Reconstruction and Development (commonly referred to as the World Bank), which was chartered to finance development projects in developing member countries; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions. As supranational entities do not possess taxing authority, they are dependent upon their members’ continued support in order to meet interest and principal payments.
      ADRs, EDRs and GDRs. American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) or other securities representing underlying shares of foreign companies. ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through “sponsored” or “unsponsored” arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depository’s transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligation and the depository’s transaction fees are paid by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR, and the financial information about a company may not be as reliable for an unsponsored ADR as it is for a sponsored ADR. A Fund may invest in ADRs through both sponsored and unsponsored arrangements.
      Eurodollar Instruments and Yankee Bonds. Eurodollar instruments are bonds of corporate and government issuers that pay interest and principal in U.S. dollars but are issued in markets outside the United States, primarily in Europe. Yankee bonds are bonds of foreign governments and their agencies and foreign banks and corporations that pay interest in U.S. dollars and are typically issued in the U.S. ECDs are U.S. dollar-denominated certificates of deposit issued by foreign branches of domestic banks.

Foreign Securities
      Risks of Non-U.S. Investments. To the extent a Fund invests in the securities of non-U.S. issuers, those investments involve considerations and risks not typically associated with investing in the securities of issuers in the U.S. These risks are heightened with respect to investments in countries with emerging markets and economies. The risks of investing in securities of non-U.S. issuers or issuers with significant exposure to non-U.S. markets may be related, among other things, to (i) differences in size, liquidity and volatility of, and the degree and manner of regulation of, the securities markets of certain non-U.S. markets compared to the securities markets in the U.S.; (ii) economic, political and social factors; and (iii) foreign exchange matters, such as restrictions on the repatriation of capital, fluctuations in exchange rates between the U.S. dollar and the currencies in which a Fund’s portfolio securities are quoted or denominated, exchange control regulations and costs associated with currency exchange. The political and economic structures in certain non-U.S. countries, particularly emerging markets, are expected to undergo significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries.
      Unanticipated political or social developments may affect the values of a Fund’s investments in such countries. The economies and securities and currency markets of many emerging markets have experienced significant disruption and declines. There can be no assurances that these economic and market disruptions will not continue.
      Foreign Securities Markets and Regulations. There may be less publicly available information about non-U.S. markets and issuers than is available with respect to U.S. securities and issuers. Non-U.S. companies generally are not subject to accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The trading markets for most non-U.S. securities are generally less liquid and subject to greater price volatility than the markets for comparable securities in the U.S. The markets for securities in certain emerging markets are in the earliest stages of their development. Even the markets for relatively widely traded securities in certain non-U.S. markets, including emerging countries, may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the U.S. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity. The less liquid a market, the more difficult it may be for a Fund to accurately price its portfolio securities or to dispose of such securities at the times determined by the adviser to be appropriate. The risks associated with reduced liquidity may be particularly acute in situations in which a Fund’s operations require cash, such as in order to meet redemptions and to pay its expenses.
      Economic, Political and Social Factors. Certain non-U.S. countries, including emerging markets, may be subject to a greater degree of economic, political and social instability than is the case in the U.S. and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision making; (ii) popular unrest associated with demands for improved economic, political and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection and conflict. Such economic, political and social instability could significantly disrupt the financial markets in such countries and the ability of the issuers in such countries to repay their obligations. Investing in emerging countries also involves the risk of expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation in any emerging country, a Fund could lose its entire investment in that country. Certain emerging market countries restrict or control foreign investment in their securities markets to varying degrees. These restrictions may limit a Fund’s investment in those markets and may increase the expenses of the Fund. In addition, the repatriation of both investment income and capital from certain markets in the region is subject to restrictions such as the need for certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of a Fund’s operation. Economies in individual non-U.S. countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many non-U.S. countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging countries. Economies in emerging countries generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, affected adversely by economic conditions in the countries with which they trade.
      Currency Risks. The value of the securities quoted or denominated in foreign currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. A Fund’s investment performance may be negatively affected by a devaluation of a currency in which a Fund’s investments are quoted or denominated. Further, a Fund’s investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities quoted or denominated in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.
      Custodian Services and Related Investment Costs. Custodian services and other costs relating to investment in international securities markets generally are more expensive than in the U.S. Such markets have settlement and clearance procedures that differ from those in the U.S. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of a Fund to make intended securities purchases because of settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to a Fund because of a subsequent decline in value of the portfolio security or could result in possible liability to the Fund. In addition, security settlement and clearance procedures in some emerging countries may not fully protect a Fund against loss or theft of its assets.
      Withholding and Other Taxes. The Funds may be subject to taxes, including withholding taxes imposed by certain non-U.S. countries on income (possibly including, in some cases, capital gains) earned with respect to a Fund’s investments in such countries. These taxes will reduce the return achieved by a Fund. Treaties between the U.S. and such countries may reduce the otherwise applicable tax rates.
      Currency Exchange Rates. A Fund’s share value may change significantly when the currencies, other than the U.S. dollar, in which that Fund’s investments are quoted or denominated, strengthen or weaken against the U.S. dollar. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries as seen from an international perspective. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks or by currency controls or political developments in the United States or abroad.
      Forward Currency Contracts. The Funds may invest in securities quoted or denominated in foreign currencies, may hold currencies to meet settlement requirements for foreign securities and may engage in currency exchange transactions in order to protect against uncertainty in the level of future exchange rates between a particular foreign currency and the U.S. dollar or between foreign currencies in which a Fund’s securities are or may be quoted or denominated. Forward currency contracts are agreements to exchange one currency for another, for example, to exchange a certain amount of U.S. dollars for a certain amount of Japanese Yen at a future date. The date (which may be any agreed upon fixed number of days in the future), the amount of currency to be exchanged and the price at which the exchange will take place will be negotiated with a currency trader and fixed for the term of the contract at the time a Fund enters into the contract. To assure that a Fund’s forward currency contracts are not used to achieve investment leverage, the Fund will segregate cash or high grade securities with its custodian in an amount at all times equal to or exceeding a Fund’s commitment with respect to these contracts.
      Forward currency contracts (i) are traded in an interbank market conducted directly between currency traders (typically commercial banks or other financial institutions) and their customers, (ii) generally have no deposit requirements, and (iii) are typically consummated without payment of any commissions. The Funds, however, may enter into forward currency contracts containing either or both deposit requirements and commissions. At or before the maturity of a forward currency contract, a Fund may either sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent movement has occurred in forward currency contract prices. Should forward prices decline during the period between a Fund’s entering into a forward currency contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.
      In hedging specific portfolio positions, a Fund may enter into a forward contract with respect to either the currency in which the positions are denominated or another currency deemed appropriate by a Fund’s sub-adviser. The amount the Fund may invest in forward currency contracts is limited to the amount of a Fund’s aggregate investments in foreign currencies. Risks associated with entering into forward currency contracts include the possibility that the market for forward currency contracts may be limited with respect to certain currencies and, upon a contract’s maturity, the inability of a Fund to negotiate with the dealer to enter into an offsetting transaction. Forward currency contracts may be closed out only by the parties entering into an offsetting contract. In addition, the correlation between movements in the prices of those contracts and movements in the price of the currency hedged or used for cover will not be perfect. There is no assurance an active forward currency contract market will always exist. These factors will restrict a Fund’s ability to hedge against the risk of devaluation of currencies in which the Fund holds a substantial quantity of securities and are unrelated to the qualitative rating that may be assigned to any particular security. In addition, although forward currency contracts limit the risk of loss owing to a decline in the value of the hedged currency, at the same time they limit any potential gain that might result should the value of the currency increase. If a devaluation is generally anticipated, a Fund may not be able to contract to sell currency at a price above the devaluation level it anticipates. The successful use of forward currency contracts as a hedging technique draws upon special skills and experience with respect to these instruments and usually depends on the ability of a Fund’s sub-adviser to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of forward currency contracts or may realize losses and thus be in a worse position than if those strategies had not been used. Many forward currency contracts are subject to no daily price fluctuation limits so adverse market movements could continue with respect to those contracts to an unlimited extent over a period of time.
      To attempt to hedge against adverse movements in exchange rates between currencies, a Fund may enter into forward currency contracts for the purchase or sale of a specified currency at a specified future date. Such contracts may involve the purchase or sale of a foreign currency against the U.S. dollar or may involve two foreign currencies. A Fund may enter into forward currency contracts either with respect to specific transactions or with respect to its portfolio positions. For example, when the portfolio manager anticipates making a purchase or sale of a security, it may enter into a forward currency contract in order to set the rate

(either relative to the U.S. dollar or another currency) at which the currency exchange transaction related to the purchase or sale will be made (“transaction hedging”). Further, when the portfolio manager believes that a particular currency may decline compared to the U.S. dollar or another currency, a Fund may enter into a forward contract to sell the currency the portfolio manager expects to decline in an amount approximating the value of some or all of a Fund’s securities denominated in that currency, or when the manager believes that one currency may decline against a currency in which some or all of the portfolio securities held by a Fund are denominated, it may enter into a forward contract to buy the currency expected to appreciate for a fixed amount (“position hedging”). In this situation, a Fund may, in the alternative, enter into a forward contract to sell a different currency for a fixed amount of the currency expected to decline where the sub-advisor believes that the value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the value of the currency in which portfolio securities of a Fund are denominated (“cross hedging”). A Fund will segregate (i) cash, (ii) U.S. government securities or (iii) equity securities or debt securities (of any grade) in certain currencies provided such assets are liquid, unencumbered and marked to market daily, with a value equal to the aggregate amount of a Fund’s commitments under forward contracts entered into with respect to position hedges and cross-hedges. If the value of the segregated securities declines, additional cash or securities are segregated on a daily basis so that the value of the amount will equal the amount of a Fund’s commitments with respect to such contracts.
      Options on Securities and Securities Indices. The Funds may purchase put and call options on any security in which they may invest or options on any securities index based on securities in which they may invest. A Fund would also be able to enter into closing sale transactions in order to realize gains or minimize losses on options it has purchased.
      Writing Covered Call and Put Options on Securities and Securities Indices. The Funds may also write (sell) covered call and put options on any securities and on any securities index composed of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security.
      A Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional consideration if cash in such amount is segregated) upon conversion or exchange of other securities in its portfolio. A Fund may cover call and put options on a securities index by segregating assets with a value equal to the exercise price.
      Purchasing Call and Put Options. The Funds may purchase call options in anticipation of an increase in the market value of securities of the type in which they may invest. The purchase of a call option will entitle a Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. A Fund will ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise, the Fund will realize either no gain or a loss on the purchase of the call option. A Fund may normally purchase put options in anticipation of a decline in the market value of securities in its portfolio (“protective puts”) or in securities in which it may invest. The purchase of a put option will entitle the Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of a Fund’s securities. Put options may also be purchased by a Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own.
      The Fund will ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the Fund will realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities.
      Risks of Trading Options. There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option, or at any particular time. If a Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of its segregated assets until the options expire or are exercised. Similarly, if a Fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.
      Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the OCC may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange, if any, that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.
      A Fund may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counter-party to such option. Such purchases are referred to as “closing purchase transactions.”
      A Fund may purchase and sell both options that are traded on U.S. and foreign exchanges and options traded over the counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, a Fund will treat purchased over-the-counter options and all assets used to cover written over-the-counter options as illiquid securities, except that with respect to options written with primary dealers in U.S. government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the formula.
      Transactions by a Fund in options on securities and indices will be subject to limitations established by each relevant exchange, board of trade or other trading facility governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert. Thus, the number of options that a Fund may write or purchase may be affected by options written or purchased by other investment advisory clients. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions. The writing and purchase of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of protective puts for hedging purposes depends in part on an adviser’s ability to predict future price fluctuations and the degree of correlation between the options and securities markets. The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent the options markets close before the markets for the underlying securities, significant price movements can take place in the underlying markets that cannot be reflected in the options markets. In addition to the risks of imperfect correlation between a Fund’s portfolio and the index underlying the option, the purchase of securities index options involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost. This could occur as a result of unanticipated movements in the price of the securities comprising the securities index on which the option is based.
      Futures Contracts and Related Options. The Commodity Futures Trading Commission (“CFTC”) has eliminated limitations on futures transactions and options thereon by registered investment companies, provided that the investment manager to the registered investment company claims an exclusion from regulation as a commodity pool operator. The Trust is operated by a person who has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a pool operator under the Commodity Exchange Act. As a result of these CFTC rule changes, the Funds are not restricted in its ability to enter into futures transactions and options thereon under CFTC regulations. The Funds, however, continue to have policies with respect to futures and options thereon as set forth below. All futures and options on futures positions will be covered by owning the underlying security or segregation of assets. With respect to long positions in a futures contract or option (e.g., futures contracts to purchase the underlying instrument and call options purchased or put options written on these futures contracts or instruments), the underlying value of the futures contract at all times will be covered by liquid assets segregated on a Fund’s records.
      A Fund may lose the expected benefit of these futures or options transactions and may incur losses if the prices of the underlying securities or commodities move in an unanticipated manner. In addition, changes in the value of a Fund’s futures and options positions may not prove to be perfectly or even highly correlated with changes in the value of its fund securities. Successful use of futures and related options is subject to the sub-adviser’s ability to predict correctly movements in the direction of the securities markets generally, which ability may require different skills and techniques than predicting changes in the prices of individual securities. Moreover, futures and options contracts may only be closed out by entering into offsetting transactions on the exchange where the position was entered into (or a linked exchange), and as a result of daily price fluctuation limits there can be no assurance that an offsetting transaction could be entered into at an advantageous price at any particular time. Consequently, a Fund may realize a loss on a futures contract or option that is not offset by an increase in the value of its portfolio securities that are being hedged or the Fund may not be able to close a futures or options position without incurring a loss in the event of adverse price movements.
      A Fund will incur brokerage costs whether or not its hedging is successful and will be required to post and maintain “margin” as a good-faith deposit against performance of its obligations under futures contracts and under options written by the Fund. Futures and options positions are marked to the market daily and a Fund may be required to make subsequent “variation” margin payments depending upon whether its positions increase or decrease in value. In this context margin payments involve no borrowing on the part of a Fund.
      U.S. Government Securities. The U.S. government securities in which a Fund may invest include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency or instrumentality of the U.S. government, including the Federal Housing Administration, Federal Financing Bank, Farmers Home Administration, Export-Import Bank of the U.S., Small Business Administration, GNMA, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, FHLMC, FNMA, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association, Resolution Fund Corporation and various institutions that previously were or currently are part of the Farm Credit System. Some U.S. government securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others are supported by: (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Home Loan Banks; (ii) the discretionary authority of the U.S. government to purchase the agency’s obligations, such as securities of FNMA; or (iii) only the credit of the issuer, such as securities of FHLMC. No assurance can be given that the U.S. government will provide financial support in the future to U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States. Securities guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or any of its agencies, authorities or instrumentalities; and (ii) participations in loans made to foreign governments or other entities that are so guaranteed. The secondary market for certain of these participations is limited and, therefore, may be regarded as illiquid. U.S. government securities may include zero coupon securities that may be purchased when yields are attractive and/or to enhance portfolio liquidity. Zero coupon U.S. government securities are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon U.S. government securities do not require the periodic payment of interest. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash. These investments may experience greater volatility in market value than U.S. government securities that make regular payments of interest. A Fund accrues income on these investments for tax and accounting purposes that are distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy a Fund’s distribution obligations, in which case the Fund will forgo the purchase of additional income producing assets with these funds. Zero coupon U.S. government securities include STRIPS and CUBES, which are issued by the U.S. Treasury as component parts of U.S. Treasury bonds and represent scheduled interest and principal payments on the bonds.
      Exchange Rate-Related U.S. Government Securities. The Funds may invest up to 5% of their assets in U.S. government securities for which the principal repayment at maturity, while paid in U.S. dollars, is determined by reference to the exchange rate between the U.S. dollar and the currency of one or more foreign countries (“Exchange Rate-Related Securities”). The interest payable on these securities is denominated in U.S. dollars, is not subject to foreign currency risk and, in most cases, is paid at rates higher than most other U.S. Government Securities in recognition of the foreign currency risk component of Exchange Rate-Related Securities.
      Exchange Rate-Related Securities are issued in a variety of forms, depending on the structure of the principal repayment formula. The principal repayment formula may be structured so that the security holder will benefit if a particular foreign currency to which the security is linked is stable or appreciates against the U.S. dollar. In the alternative, the principal repayment formula may be structured so that the securityholder benefits if the U.S. dollar is stable or appreciates against the linked foreign currency. Finally, the principal repayment formula can be a function of more than one currency and, therefore, be designed as a combination of those forms. Investments in Exchange Rate-Related Securities entail special risks. There is the possibility of significant changes in rates of exchange between the U.S. dollar and any foreign currency to which an Exchange Rate-Related Security is linked. If currency exchange rates do not move in the direction or to the extent anticipated by the sub-adviser at the time of purchase of the security, the amount of principal repaid at maturity might be significantly below the par value of the security, which might not be offset by the interest earned by the Fund over the term of the security. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. The imposition or modification of foreign exchange controls by the U.S. or foreign governments or intervention by central banks could also affect exchange rates. Finally, there is no assurance that sufficient trading interest to create a liquid secondary market will exist for a particular Exchange Rate-Related Security because of conditions in the debt and foreign currency markets. Illiquidity in the forward foreign exchange market and the high volatility of the foreign exchange market may from time to time combine to make it difficult to sell an Exchange Rate-Related Security prior to maturity without incurring a significant price loss.
      Custodial Receipts. The Funds may acquire custodial receipts or certificates, such as CATS, TIGRs and FICO Strips, underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. Government, its agencies, authorities or instrumentalities. The underwriters of these certificates or receipts purchase a U.S. government security and deposit the security in an irrevocable fund or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payments on the U.S. government security. Custodial receipts evidencing specific coupon or principal payments have the same general attributes as zero coupon U.S. government securities, described above. Although typically under the terms of a custodial receipt a Fund is authorized to assert its rights directly against the issuer of the underlying obligation, the Fund may be required to assert through the custodian bank such rights as may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal and/or interest when due, a Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer. In addition, if the Fund or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in respect of any taxes paid.
      When-Issued and Delayed Delivery Securities. Each Fund may purchase securities, including U.S. government securities, on a when-issued basis or may purchase or sell securities for delayed delivery. In such transactions, delivery of the securities occurs beyond the normal settlement period, but no payment or delivery is made by a Fund prior to the actual delivery or payment by the other party to the transaction. The purchase of securities on a when-issued or delayed delivery basis involves the risk that the value of the securities purchased will decline prior to the settlement date. The sale of securities for delayed delivery involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction. When-issued and delayed delivery transactions will be fully collateralized by segregated liquid assets.
      Reverse Repurchase Agreements. The Funds may enter into reverse repurchase agreements with the financial institutions with which it may enter into repurchase agreements. Under a reverse repurchase agreement, a Fund sells securities to a financial institution and agrees to repurchase them at a mutually agreed upon date, price and rate of interest. During the period between the sale and repurchase, the Fund would not be entitled to principal and interest paid on the securities sold by the Fund. The Fund, however, would seek to achieve gains derived from the difference between the current sale price and the forward price for the future purchase as well as the interest earned on the proceeds on the initial sale. Reverse repurchase agreements will be viewed as borrowings by a Fund for the purpose of calculating a Fund’s indebtedness and will have the effect of leveraging a Fund’s assets.
      Borrowing. The Funds may borrow in certain circumstances. As discussed under “Investment Policies,” below, the 1940 Act permits a Fund to borrow money in amounts of up to one-third of the Fund’s total assets from banks for any purpose, and to borrow up to 5% of the Fund’s total assets from banks or other lenders for temporary purposes. To limit the risks attendant to borrowing, the 1940 Act requires a Fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings.
      The SEC takes the position that transactions that have a leveraging effect on the capital structure of a fund or are economically equivalent to borrowing, including, among others, engaging in mortgage dollar rolls, can be viewed as constituting a form of borrowing and therefore senior securities of the Fund for purposes of the 1940 Act. Such a transaction will not be considered to constitute the issuance of a “senior security” by a fund and will not be subject to the 300% asset coverage requirement described above, if the Fund establishes a segregated account with its custodian bank in which it maintains cash, U.S. government securities or other liquid assets equal in value to its obligations in respect of the transaction, or uses other methods permitted under the 1940 Act, the rules and regulations thereunder, or orders issued by the SEC thereunder, to “cover” the transaction.
      Borrowing and other transactions used for leverage may cause the value of a Fund’s shares to be more volatile than if the Fund did not borrow or engage in such transactions. This is because leverage tends to magnify the effect of any increase or decrease in the value of the Fund’s portfolio holdings. Leverage thus creates an opportunity for greater gains, but also greater losses. To repay such obligations, the Fund may have to sell securities at a time and at a price that is unfavorable to the Fund. There also are costs associated with engaging in leverage, and these costs would offset and could eliminate a Fund’s net investment income in any given period.
      Lending Fund Securities. Consistent with applicable regulatory requirements, a Fund may lend portfolio securities to brokers, dealers and other financial organizations. Cash, letters of credit or U.S. government securities will collateralize a Fund’s loan of securities. A Fund will maintain the collateral in an amount at least equal to the current market value of the loaned securities. From time to time, a Fund may pay a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and is acting as a “finder.” A Fund will comply with the following conditions whenever it loans securities: (i) the Fund must receive at least 102% cash collateral or equivalent securities from the borrower; (ii) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral; (iii) the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower except that, if a material event adversely affecting the investment in the loaned securities occurs, the Board must terminate the loan and regain the right to vote the securities. From time to time, a Fund may return a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party, which is unaffiliated with a Fund. LMIS or CGMI, a Fund’s co-distributors, and are acting as “finders,” a part of the interest earned from the investment of collateral received for securities loaned. Generally, the borrower will be required to make payments to a Fund in lieu of any dividends the Fund would have otherwise received had it not loaned the shares to the borrower.
      Illiquid Securities. Securities that cannot be resold at their approximate carrying value within seven days are considered to be illiquid securities. Repurchase agreements maturing in more than seven days will be considered illiquid. Securities subject to restrictions on resale under the 1933 Act, are considered illiquid unless they are eligible for resale pursuant to Rule 144A or another exemption from the registration requirements of the Securities Act of 1933, as amended (the “1933 Act”), and are determined to be liquid by the sub-adviser. The subadvisers determine the liquidity of Rule 144A and other restricted securities according to procedures adopted by the Board. The Board monitors the subadvisers’ application of these guidelines and procedures. The inability of a Fund to dispose of illiquid investments readily or at reasonable prices could impair a Fund’s ability to raise cash for redemptions or other purposes.
      Securities of Unseasoned Issuers. The Funds may invest in securities of unseasoned issuers, which may have limited marketability and, therefore, may be subject to wide fluctuations in market value. In addition, certain securities may lack a significant operating history and may be dependent on products or services without an established market share.
      Temporary Investments. For temporary defensive purposes, during periods when the subadviser of a Fund believes that pursuing a Fund’s basic investment strategy may be inconsistent with the best interests of its shareholders, that Fund may invest its assets in the following money market instruments: U.S. government securities (including those purchased in the form of custodial receipts), repurchase agreements, CD’s and bankers’ acceptances issued by U.S. banks or savings and loan associations having assets of at least $500 million as of the end of their most recent fiscal year and high quality commercial paper. A Fund’s U.S. dollar-denominated temporary investments are managed by the manager. A Fund also may hold a portion of its assets in money market instruments or cash in amounts designed to pay expenses, to meet anticipated redemptions or pending investment in accordance with its objectives and policies. Any temporary investments may be purchased on a when-issued basis. A Fund’s investment in any other short-term debt instruments would be subject to a Fund’s investment objectives and policies, and to approval by the Board. For further discussion regarding money market instruments, see the section entitled, “Money Market Instruments” above.
      For the same purposes, the Funds may invest in obligations issued or guaranteed by foreign governments or by any of their political subdivisions, authorities, agencies or instrumentalities that are rated at least “AA” by an NRSRO, or if unrated, are determined by the adviser to be of equivalent quality. A Fund may also invest in obligations of foreign banks, but will limit its investments in such obligations to U.S. dollar-denominated obligations of foreign banks which at the time of investment (i) have assets with a value of more than $10 billion; (ii) are among the 75 largest foreign banks in the world, based on the amount of assets; (iii) have branches in the United States; and (iv) are of comparable quality to obligations issued by United States banks in which the Fund may invest in the opinion of a Fund’s subadviser.
PORTFOLIO HOLDINGS DISCLOSURE
      For Funds in the Legg Mason Partners family of funds, each Fund’s board of trustees has adopted policies and procedures developed by LMPFA with respect to the disclosure of the Funds’ portfolio securities and any ongoing arrangements to make available information about each Fund’s portfolio securities. The policy requires that consideration always be given as to whether disclosure of information about any Fund’s portfolio holdings is in the best interests of such Fund’s shareholders, and that any conflicts of interest between the interests of the Fund’s shareholders and those of LMPFA, the Funds’ distributors or their affiliates, be addressed in a manner that places the interests of Fund shareholders first. The policy provides that information regarding a Fund’s portfolio holdings may not be shared with non-Legg Mason employees, with investors or potential investors (whether individual or institutional), or with third parties unless it is done for legitimate Fund business purposes and in accordance with the policy.
      LMPFA’s policy generally provides for the release of details of securities positions once they are considered “stale.” Data is considered stale 25 calendar days following quarter-end. LMPFA believes that this passage of time prevents a third party from benefiting from an investment decision made by a Fund that has not been fully reflected by the market.
      Under the policy, a Fund’s complete list of holdings (including the size of each position) may be made available to investors, potential investors, third parties and non-Legg Mason employees with simultaneous public disclosure at least 25 days after calendar quarter end. Typically, simultaneous public disclosure is achieved by the filing of Form N-Q or Form N-CSR in accordance with SEC rules, provided that such filings may not be made until 25 days following quarter-end and/or posting the information to LMPFA or the Funds’ Internet site that is accessible by the public, or through public release by a third party vendor.
      The policy permits the release of limited portfolio holdings information that is not yet considered stale in a number of situations, including:

1. A Fund’s top ten securities, current as of month-end, and the individual size of each such security position may be released at any time following month-end with simultaneous public disclosure.

2. A Fund’s top ten securities positions (including the aggregate but not individual size of such positions) may be released at any time with simultaneous public disclosure.

3. A list of securities (that may include Fund holdings together with other securities) followed by a portfolio manager (without position sizes or identification of particular Funds) may be disclosed to sell-side brokers at any time for the purpose of obtaining research and/or market information from such brokers.

4. A trade in process may be discussed only with counterparties, potential counterparties and others involved in the transaction (i.e., brokers and custodians).

5. A Fund’s sector weightings, performance attribution (e.g. analysis of the fund’s out-performance or underperformance of its benchmark based on its portfolio holdings) and other summary and statistical information that does not include identification of specific portfolio holdings may be released, even if non-public, if such release is otherwise in accordance with the policy’s general principles.

6. A Fund’s portfolio holdings may be released on an as-needed basis to its legal counsel, counsel to its Independent Trustees and its independent registered public accounting firm, in required regulatory filings or otherwise to governmental agencies and authorities.

      Under the policy, if information about a Fund’s portfolio holdings is released pursuant to an ongoing arrangement with any party, a Fund must have a legitimate business purpose for the release of the information, and either party receiving the information must be under a duty of confidentiality, or the release of non-public information must be subject to trading restrictions and confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon any non-public information provided. Neither a Fund, nor Legg Mason nor any other affiliated person may receive compensation or any other consideration in connection with such arrangements. Ongoing arrangements to make available information about a Fund’s portfolio securities will be reviewed at least annually by a Fund’s board of trustees. The release of portfolio holdings other than in ongoing arrangements is subject to a written agreement which requires the recipient to keep the information confidential and to use the information only for the purposes specified in the agreement. The approval of a Fund’s Chief Compliance Officer, or designee, must be obtained prior to release of the information other than in an ongoing arrangement.

      The approval of a Fund’s Chief Compliance Officer, or designee, must be obtained before entering into any new ongoing arrangement or altering any existing ongoing arrangement to make available portfolio holdings information, or with respect to any exceptions to the policy. Any exceptions to the policy must be consistent with the purposes of the policy. Exceptions are considered on a case-by-case basis and are granted only after a thorough examination and consultation with LMPFA’s legal department, as necessary. Exceptions to the policies are reported to the Fund’s board of trustees at its next regularly scheduled meeting.
      Currently, the Funds typically disclose their complete portfolio holdings approximately 25 days after calendar quarter-end on Legg Mason’s website, http://www.leggmason.com/ InvestorServices.
      Set forth below is a list, as of August 31, 2007, of those parties with whom LMPFA, on behalf of the Funds, has authorized ongoing arrangements that include the release of portfolio holdings information, the frequency of the release under such arrangements, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed. The parties identified below as recipients are service providers, fund rating agencies, consultants and analysts.

Recipient	Frequency	Delay Before Dissemination

State Street Bank and Trust Company (Fund Custodian and Accounting Agent)	Daily	None
Institutional Shareholder Services (Proxy voting services)	As necessary	None
Bloomberg	Quarterly	25 Days after Quarter End
Lipper	Quarterly	25 Days after Quarter End
S&P	Quarterly	25 Days after Quarter End
Morningstar	Quarterly	25 Days after Quarter End
Vestek	Daily	None
Factset	Daily	None
The Bank of New York	Daily	None
Thomson	Semi-annually	None
Dataware	Daily	None
ITG	Daily	None

      Portfolio holdings information for a Fund may also be released from time to time pursuant to ongoing arrangements with the following parties:

Recipient	Frequency	Delay Before Dissemination

Baseline	Daily	None
Frank Russell	Monthly	1 Day
Callan	Quarterly	25 Days after Quarter End
Mercer	Quarterly	25 Days after Quarter End
eVestment Alliance	Quarterly	25 Days after Quarter End
CRA RogersCasey	Quarterly	25 Days after Quarter End
Cambridge Associates	Quarterly	25 Days after Quarter End
Marco Consulting	Quarterly	25 Days after Quarter End
Wilshire	Quarterly	25 Days after Quarter End
Informa Investment Services (Efron)	Quarterly	25 Days after Quarter End
CheckFree (Mobius)	Quarterly	25 Days after Quarter End
Nelsons Information	Quarterly	25 Days after Quarter End
Investor Tools	Daily	None
Advent	Daily	None
BARRA	Daily	None
Plexus	Quarterly (Calendar)	Sent 1-3 business days following the end of a Quarter
Elkins/ McSherry	Quarterly (Calendar)	Sent 1-3 business days following the end of a Quarter
Quantitative Services Group	Daily	None
AMBAC	Daily	None
Deutsche Bank	Monthly	6-8 business days
Fitch	Monthly	6-8 business days
Liberty Hampshire	Weekly and Month End	None
Sun Trust	Weekly and Month End	None
New England Pension Consultants	Quarterly	25 Days after Quarter End
Evaluation Associates	Quarterly	25 Days after Quarter End
Watson Wyatt	Quarterly	25 Days after Quarter End
S&P (Rating Agency)	Weekly Tuesday Night	1 business day
Moody’s (Rating Agency)	Monthly	6-8 business days
Electra Information Systems	Daily	None
SunGard	Daily	None
INVESTMENT POLICIES
      The Funds have adopted fundamental and non-fundamental investment policies for the protection of shareholders. Fundamental investment policies cannot be changed without the vote of a majority of the outstanding voting securities of each Fund affected by the change, defined under the 1940 Act as the lesser of (a) 67% or more of the voting power present at a Fund meeting, if the holders of more than 50% of the voting power of the fund are present in person or represented by proxy or (b) more than 50% of the voting power of the fund.

      If any percentage restriction below is complied with at the time of an investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of such restriction.
Fundamental Investment Policies
      The shareholders of each Fund have adopted revised fundamental investment restrictions. Each Fund’s revised fundamental policies are as follows:

1. The Fund may not borrow money except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

2. The Fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

3. The Fund may lend money or other assets to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

4. The Fund may not issue senior securities except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

5. The Fund may not purchase or sell real estate except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

6. The Fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

7. Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, the Fund may not make any investment if, as a result, a Fund’s investments will be concentrated in any one industry, (except that the Fund may invest without limit in obligations issued by banks).
      With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits a Fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to 5% of such Fund’s total assets from banks or other lenders for temporary purposes. To limit the risks attendant to borrowing, the 1940 Act requires such Fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of such Fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments, such as reverse repurchase agreements, may be considered to be borrowings and thus subject to the 1940 Act restrictions. Borrowing money to increase portfolio holdings is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of such Fund’s shares to be more volatile than if the fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of such Fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, such Fund may have to sell securities at a time and at a price that is unfavorable to such Fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate a Fund’s net investment income in any given period. Currently no Fund contemplates borrowing money for leverage, but if any Fund does so, it will not likely do so to a substantial degree. The policy in (1) above will be interpreted to permit a Fund to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the

1940 Act. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.
      With respect to the fundamental policy relating to underwriting set forth in (2) above, the 1940 Act does not prohibit a Fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits a Fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of any Fund’s underwriting commitments, when added to the value of such Fund’s investments in issuers where such Fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A Fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the 1933 Act. Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a Fund investing in restricted securities. Although it is not believed that the application of the 1933 Act provisions described above would cause a Fund to be engaged in the business of underwriting, the policy in (2) above will be interpreted not to prevent the Fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the 1933 Act.
      With respect to the fundamental policy relating to lending set forth in (3) above, the 1940 Act does not prohibit a Fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.) While lending securities may be a source of income to a Fund, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when a Fund’s manager or a sub-adviser believes the income justifies the attendant risks. A Fund also will be permitted by this policy to make loans of money, including to other funds. A Fund would have to obtain exemptive relief from the SEC to make loans to other Funds. The policy in (3) above will be interpreted not to prevent a Fund from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.
      With respect to the fundamental policy relating to issuing senior securities set forth in (4) above, “senior securities” are defined as a Fund’s obligations that have a priority over such Fund’s shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act prohibits a Fund from issuing senior securities except that such Fund may borrow money in amounts of up to one-third of such Fund’s total assets from banks for any purpose. A Fund also may borrow up to 5% of such Fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a Fund can increase the speculative character of such Fund’s outstanding shares through leveraging. Leveraging of a Fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though such Fund’s net assets remain the same, the total risk to investors is increased to the extent of such Fund’s gross assets. The policy in (4) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.
      With respect to the fundamental policy relating to real estate set forth in (5) above, the 1940 Act does not prohibit a Fund from owning real estate; however, a Fund is limited in the amount of illiquid assets it may purchase. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. To the extent that investments in real estate are considered illiquid, the current SEC staff position generally limits a Fund’s purchases of illiquid securities to 15% of net assets. The policy in (5) above will be interpreted not to prevent a Fund from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.
      With respect to the fundamental policy relating to commodities set forth in (6) above, the 1940 Act does not prohibit a Fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, a Fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are considered illiquid, the current SEC staff position generally limits a Fund’s purchases of illiquid securities to 15% of net assets. If a Fund were to invest in a physical commodity or a physical commodity-related instrument, such Fund would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. The policy in (6) above will be interpreted to permit investments in exchange traded funds that invest in physical and/or financial commodities.
      With respect to the fundamental policy relating to concentration set forth in (7) above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a Fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A Fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a Fund that does not concentrate in an industry. The policy in (7) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; securities of foreign governments; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. The policy also will be interpreted to give broad authority to a Fund as to how to classify issuers within or among industries.
      The Funds’ fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.
Non-Fundamental Investment Policies
      Under the non-fundamental investment policies adopted by the Funds, the Funds may not:

1. Invest in oil, gas or other mineral exploration or development programs, except that the Funds may invest in the securities of companies that invest in or sponsor these programs.

2. Purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities). For purposes of this restriction, the deposit or payment by the Fund of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

3. Purchase, write or sell puts, calls, straddles, spreads or combinations thereof, except as permitted under a Fund’s investment goals and policies.

4. Purchase restricted securities, illiquid securities or other securities that are not readily marketable if more than 10% (15% in the case of Fundamental Value Portfolio) of the net assets of the Fund would be invested in such securities.

5. Invest more than 10% of its total assets in time deposits maturing in more than seven calendar days.

6. Purchase any security if as a result the Fund would then have more than 5% of its total assets invested in securities of companies (including predecessors) that have been in continuous operation for less than three years. (For purposes of this limitation, issuers include predecessors, sponsors, controlling persons, general partners, guarantors and originators of underlying assets.)

7. Make investments for the purpose of exercising control or management.

8. Invest in warrants (except as permitted under a Fund’s investment goals and policies or other than warrants acquired by the Fund as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 5% of the value of a Fund’s net assets or if, as a result, more than 2% of a Fund’s net assets would be invested in warrants not listed on a recognized U.S. or foreign exchange to the extent permitted by applicable state securities laws.
Diversification
      Each Fund is currently classified as a diversified fund under the 1940 Act. This means that each Fund may not purchase securities of an issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, with respect to 75% of its total assets, (a) more than 5% of the Fund’s total assets would be invested in securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer. With respect to the remaining 25% of its total assets, each Fund can invest more than 5% of its assets in one issuer. Under the 1940 Act, a Fund cannot change its classification from diversified to non-diversified without shareholder approval.
Holdings of Securities of Regular Broker-Dealers
      Holdings of the securities of the Funds’ regular broker/dealers or of their parents that derive more than 15% of gross revenues from securities related activities as of December 31, 2006 are listed below:
Appreciation Portfolio:

Broker/Dealer	Debt/Equity	Market Value

Bank of America Corp.	Equity	$13,454,280
Merrill Lynch & Co. Inc.	Equity	$11,023,040
JPMorgan Chase & Co.	Equity	$7,391,832
Goldman Sachs Group Inc.	Equity	$3,887,325

Equity Index Portfolio:

Broker/Dealer	Debt/Equity	Market Value

Banc of America Securities LLC	Equity	$31,180,561
JPMorgan Chase & Co.	Equity	$21,817,110
Morgan Stanley	Equity	$11,216,087
Goldman Sachs & Co.	Equity	$11,033,823
Merrill Lynch, Pierce, Fenner & Smith, Inc.	Equity	$10,702,869
Lehman Brothers Inc.	Equity	$5,385,046
Bear Stearns Securities Corp.	Equity	$2,483,372
Fundamental Value Portfolio:

Broker/Dealer	Debt/Equity	Market Value

JPMorgan Chase & Co.	Equity	$25,231,920
Merrill Lynch & Co. Inc.	Equity	$24,764,600
Bank of America Corp.	Equity	$21,514,995
PORTFOLIO TURNOVER
      The Funds do not intend to seek profits through short-term trading. Nevertheless, the Funds will not consider portfolio turnover rate a limiting factor in making investment decisions.
      A Fund’s turnover rate is calculated by dividing the lesser of purchases or sales of its portfolio securities for the year by the monthly average value of a Fund’s securities. Securities or options with remaining maturities of one year or less on the date of acquisition are excluded from the calculation. Under certain market conditions, a Fund authorized to engage in transactions in options may experience increased fund turnover as a result of its investment strategies. For instance, the exercise of a substantial number of options written by a Fund (due to appreciation of the underlying security in the case of call options or depreciation of the underlying security in the case of put options) could result in a turnover rate in excess of 100%. A Fund turnover rate of 100% would occur if all of a Fund’s securities that are included in the computation of turnover were replaced once during a period of one year.
      For the 2006 and 2005 fiscal years, the portfolio turnover rates for each Fund were as follows:

Fund	12/31/06	12/31/05

Appreciation Portfolio	35%	51%
Equity Index Portfolio	7%	7%
Fundamental Value Portfolio	21%	34%
      Certain other practices that may be employed by a Fund also could result in high portfolio turnover. For example, portfolio securities may be sold in anticipation of a rise in interest rates (market decline) or purchased in anticipation of a decline in interest rates (market rise) and later sold. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what a subadviser believes to be a temporary disparity in the normal yield relationship between the two securities. These yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for, or supply of, various types of securities. Higher portfolio turnover rates can result in corresponding increases in brokerage commissions.
      Portfolio turnover rates may vary greatly from year to year as well as within a particular year and may be affected by cash requirements for redemptions of a Fund’s shares as well as by requirements that enable the Fund to receive favorable tax treatment.

INVESTMENT MANAGEMENT AND OTHER SERVICES
Manager
      LMPFA serves as investment manager to each Fund pursuant to an investment management agreement (each, a “Management Agreement”) with the Trust on behalf of the Fund that was approved by the Board, including a majority of the Independent Trustees, on June 28, 2006. LMPFA, with offices at 620 Eighth Avenue, 49th Floor, New York, New York 10018, is a recently-organized investment adviser that has been formed to serve as the manager of the Funds and certain other Legg Mason-sponsored funds. LMPFA is a wholly-owned subsidiary of Legg Mason. Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a global asset management company. As of September 30, 2007, Legg Mason’s asset management operation had aggregate assets under management of approximately $992 billion. LMPFA provides administrative and certain oversight services to the Funds and manages the cash and short-term investments of the Funds.
      Under the Management Agreements, subject to the supervision and direction of the Board, the manager is delegated the responsibility of managing each Fund in accordance with the Fund’s stated investment objective and policies, makes investment decisions for each Fund, and places orders to purchase and sell securities. The manager also performs administrative and management services necessary for the operation of each Fund, such as (i) supervising the overall administration of the Fund, including negotiation of contracts and fees with and the monitoring of performance and billings of a Fund’s transfer agent, shareholder servicing agents, custodian and other independent contractors or agents; (ii) providing certain compliance, fund accounting, regulatory reporting, and tax reporting services; (iii) preparing or participating in the preparation of Board materials, registration statements, proxy statements and reports and other communications to shareholders; (iv) maintaining a Fund’s existence, and (v) maintaining the registration and qualification of a Fund’s shares under federal and state laws.
      All orders for transactions in securities on behalf of a Fund are made by management, with broker-dealers selected by management, including affiliated brokers. In placing orders management will seek to obtain the most favorable price and execution available. In selecting broker-dealers, management may consider research and brokerage services furnished to it and its affiliates.
      Each Management Agreement has an initial term ending November 30, 2007 and will continue in effect from year to year thereafter if such continuance is specifically approved at least annually (a) by the Board or by a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act), and (b) in either event, by a majority of the Independent Trustees with such Independent Trustees casting votes in person at a meeting called for such purpose. Each Management Agreement provides that the manager may render services to others. Each Management Agreement is terminable without penalty on not more than 60 days’ nor less than 30 days’ written notice by the Fund when authorized either by a vote of holders of shares representing a majority of the voting power of the outstanding voting securities of such Fund (as defined in the 1940 Act) or by a vote of a majority of a Fund’s Trustees, or by the manager on not less than 90 days’ written notice, and will automatically terminate in the event of its assignment. Each Management Agreement provides that neither the manager nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of security transactions for a Fund, except for willful misfeasance, bad faith or gross negligence or reckless disregard of its or their obligations and duties.

      The management fee payable by Appreciation Portfolio under its Management Agreement is as follows:

Breakpoint Schedule
Based on Net Assets of the Fund	Management Fee

First $250 million	0.75%
Next $250 million	0.70%
Next $500 million	0.65%
Next $1 billion	0.60%
Next $1 billion	0.55%
Over $3 billion	0.50%
      The management fee payable by Equity Index Portfolio under its Management Agreement is as follows:

Based on Net Assets of the Fund	Management Fee

All	0.31%
      The management fee payable by Fundamental Value Portfolio under its Management Agreement is as follows:

Breakpoint Schedule
Based on Net Assets of the Fund	Management Fee

First $1.5 billion	0.75%
Next $500 million	0.70%
Next $500 million	0.65%
Next $1 billion	0.60%
Over $3.5 billion	0.50%
      The manager and each subadviser, as applicable, pay the salaries of all officers and employees who are employed by both it and the Fund, maintains office facilities for the Fund and bears all expenses in connection with the performance of their respective services under the management agreements or the sub-advisory agreement with the Fund.
      Appreciation Portfolio and Fundamental Value Portfolio paid or incurred the following investment advisory fees, including fees paid to the manager and its affiliates, for the fiscal years ended December 31, 2006, 2005 and 2004:

	8/1/06-	Adviser
	12/31/06	Prior to	1/1/06-
Portfolio	(Paid to LMPFA)	August 1, 2006	7/31/06	12/31/05	12/31/04

Appreciation Portfolio(1)	$2,566,076	SBFM	$3,573,951	$4,628,015	$4,147,336
Fundamental Value Portfolio(2)	$2,913,700	SBFM	$3,971,564	$4,970,588	$4,417,856

(1)	Appreciation Portfolio also paid administration fees of $1,509,728 and $1,492,534 in the fiscal years ended December 31, 2004 and 2005, respectively. Appreciation Portfolio did not pay an administration fee in the fiscal year ended December 31, 2006.

(2)	Fundamental Value Portfolio also paid administration fees of $1,606,493 and $1,598,433 in the fiscal years ended December 31, 2004 and 2005, respectively. Fundamental Value Portfolio did not pay an administration fee in the fiscal year ended December 31, 2006.
      The Equity Index Portfolio paid or incurred the following investment advisory fees, including fees paid to the manager and its affiliates, for the fiscal years ended December 31, 2006, 2005, and 2004:

		Adviser
	10/20/06-	Prior to	1/1/06-
Portfolio	12/31/06	October 20, 2006	10/19/06	12/31/05	12/31/04

Equity Index Portfolio(1)	$1,041,438	TIMCO*	$3,315,612	$4,125,841	$3,679,362

*	Travelers Investment Management Company (“TIMCO”)

(1)	Equity Index Portfolio waived $37,210 in management fees and was reimbursed in the amount of $72,073 in the fiscal year ended December 31, 2006. Equity Index Portfolio also paid administration fees of $883,047, $990,202 and $795,747 in the fiscal years ended December 31, 2004, 2005 and 2006, respectively.
Subadvisers
      The subadviser of each Fund performs the day-to-day portfolio management of the Fund, except for the management of cash and short-term investments of the Fund, which is handled by LMPFA. As compensation for its sub-advisory services, the Investment Manager will pay a Fund’s subadviser a fee equal to 70% of the management fee paid to LMPFA, net of expense waivers and reimbursements.
      The following is a list of each Fund and its subadviser:

		Fee Paid to
	Subadviser	Subadviser(s)

Appreciation Portfolio	ClearBridge	$1,796,210	(1)
Fundamental Value Portfolio	ClearBridge	$2,039,637	(1)
Equity Index Portfolio	Batterymarch	$880,680	(2)

(1)	Sub-advisory fees paid to ClearBridge by Appreciation Portfolio and Fundamental Value Portfolio from August 1, 2006 through December 31, 2006.

(2)	Sub-advisory fees paid to Batterymarch by Equity Index Portfolio from October 20, 2006 through December 31, 2006.
      ClearBridge, a subsidiary of Legg Mason located at 620 Eighth Avenue, 48th Floor, New York, New York 10018, serves as the subadviser to Appreciation Portfolio and Fundamental Value Portfolio pursuant to separate sub-advisory agreements between the manager and ClearBridge that were approved by the Board, including a majority of the Independent Trustees, on June 28, 2006 (each a “Sub-Advisory Agreement”). Under the Sub-Advisory Agreements, the subadviser is responsible, subject to the general supervision of LMPFA and the Board, for the actual management of Fund assets, including the responsibility for making decisions and placing orders to buy, sell or hold a particular security.
      For ClearBridge’s services, LMPFA (not the Fund) pays ClearBridge a fee, computed daily and payable monthly, at an annual rate equal to 70% of the net fee received by LMPFA from Appreciation Portfolio and Fundamental Value Portfolio.
      Batterymarch, located at John Hancock Tower, 200 Clarendon Street, Boston, Massachusetts 02116, is a wholly owned subsidiary of Legg Mason. Batterymarch serves as the subadviser to Equity Index Portfolio under a separate sub-advisory agreement. Under the Sub-Advisory Agreement, the subadviser is responsible, subject to the general supervision of LMPFA and the Board, for the actual management of Fund assets, including the responsibility for making decisions and placing orders to buy, sell or hold a particular security.
      For Batterymarch’s services, LMPFA (not the Fund) pays Batterymarch a fee, computed daily and payable monthly, at an annual rate equal to 70% of the net fee received by LMPFA from Equity Index Portfolio.
      Under each Sub-Advisory Agreement, subject to the supervision and direction of the Board and the manager, the subadviser will, except for the management of cash and short-term investments that is performed by LMPFA, manage a Fund in accordance with a Fund’s stated investment objective and policies, assist in supervising all aspects of a Fund’s operations, make investment decisions for the Fund, place orders to purchase and sell securities, and employ professional portfolio managers and securities analysts who provide research services to the Fund.

      Each Sub-Advisory Agreement has an initial term ending November 30, 2007 and will continue in effect with respect to a Fund from year to year thereafter provided such continuance is specifically approved at least annually (a) by the Board or by a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act), and (b) in either event, by a majority of the Independent Trustees with such Independent Trustees casting votes in person at a meeting called for such purpose. The Board or a majority of the outstanding voting securities of a Fund (as defined in the 1940 Act) may terminate the Sub-Advisory Agreement on not more than 60 days’ written notice without penalty. The manager or a subadviser may terminate the Sub-Advisory Agreement on 90 days’ written notice without penalty. A Sub-Advisory Agreement will terminate automatically in the event of assignment (as defined in the 1940 Act).
Expenses
      In addition to amounts payable under its Management Agreement and the Distribution Plan (as discussed below), each Fund is responsible for its own expenses, including, among other things, interest; taxes; governmental fees; voluntary assessments and other expenses incurred in connection with membership in investment company organizations; organization costs of the Fund; the cost (including brokerage commissions, transaction fees or charges, if any) in connection with the purchase or sale of a Fund’s securities and other investments and any losses in connection therewith; fees and expenses of custodians, transfer agents, registrars, independent pricing vendors or other agents; legal expenses; loan commitment fees; expenses relating to share certificates; expenses relating to the issuing and redemption or repurchase of a Fund’s shares and servicing shareholder accounts; expenses of registering and qualifying a Fund’s shares for sale under applicable federal and state law; expenses of preparing, setting in print, printing and distributing prospectuses and statements of additional information and any supplements thereto, reports, proxy statements, notices and dividends to a Fund’s shareholders; costs of stationery; website costs; costs of meetings of the Board or any committee thereof; meetings of shareholders and other meetings of the Fund; Board fees; audit fees; travel expenses of officers, members of the Board and employees of the Fund, if any; and a Fund’s pro rata portion of premiums on any fidelity bond and other insurance covering the Trust and its officers, Board members and employees; litigation expenses and any non-recurring or extraordinary expenses as may arise, including, without limitation, those relating to actions, suits or proceedings to which the Fund is a party and the legal obligation which the Fund may have to indemnify the Trust’s Board members and officers with respect thereto, and expenses related to a portfolio reorganization.
      Management may agree to waive fees and/or reimburse operating expenses for one or more classes of shares, either through contractual or voluntary arrangements. Any such waivers and/or reimbursements are described in the Funds’ prospectuses. The contractual and voluntary fee waivers and/or reimbursements do not cover extraordinary expenses, such as (a) any expenses or charges related to litigation, derivative actions, demand related to litigation, regulatory or other government investigations and proceedings, “for cause” regulatory inspections and indemnification or advancement of related expenses or costs, to the extent any such expenses are considered extraordinary expenses for the purposes of fee disclosure in Form N-1A as the same may be amended from time to time; (b) transaction costs (such as brokerage commissions and dealer and underwriter spreads) and taxes; and (c) other extraordinary expenses as determined for the purposes of fee disclosure in Form N-1A, as the same may be amended from time to time. Without limiting the foregoing, extraordinary expenses are generally those that are unusual or expected to recur only infrequently, and may include such expenses, by way of illustration, as (i) expenses of the reorganization, restructuring, redomiciling or merger of the Fund or class or the acquisition of all or substantially all of the assets of another fund or class; (ii) expenses of holding, and soliciting proxies for, a meeting of shareholders of the Fund or class (except to the extent relating to routine items such as the election of Board members or the approval of the independent registered public accounting firm); and (iii) expenses of converting to a new custodian, transfer agent or other service provider, in each case to the extent any such expenses are considered extraordinary expenses for the purposes of fee disclosure in Form N-1A as the same may be amended from time to time.

Code of Ethics
      Pursuant to Rule 17j-1 of the 1940 Act, the manager, the subadvisers and the distributors have adopted Codes of Ethics that permit personnel to invest in securities for their own accounts, including securities that may be purchased or held by the Funds. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the Codes of Ethics and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee’s position of trust and responsibility.
      Copies of the Codes of Ethics of the manager, the subadvisers and the distributors are on file with the SEC.

Other Accounts Managed by Portfolio Managers
      The table below identifies, for the portfolio managers, the number of accounts (other than the Fund with respect to which information is provided) for which he or she has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

	Fund Investment	Registered Investment	Other Pooled Investment
	Manager(s)	Companies	Vehicles	Other Accounts

Appreciation Portfolio	Harry D. Cohen	4 registered investment companies with $1.14 billion in total assets under management	1 other pooled investment vehicle with $0.04 billion in assets under management	30,139 other accounts with $5.57 billion in total assets under management
	Scott Glasser	5 registered investment companies with $2.52 billion in total assets under management	1 other pooled investment vehicles with $0.04 billion in assets under management	29,544 other accounts with $4.07 billion in total assets under management
Fundamental Value Portfolio	John G. Goode	17 registered investment companies with $7.96 billion in total assets under management	2 other pooled investment vehicles with $0.40 billion in assets under management	79,734 other accounts with $12.38 billion in total assets under management
Equity Index Portfolio	Yu-Nien Charles Ko#	16 registered investment companies with $5.22 billion in total assets under management	13 other pooled investment vehicles with $1.01 billion in assets under management	157 other accounts with $9.15 billion in total assets under management
	Steven Lanzendorf#	16 registered investment companies with $5.22 billion in total assets under management	13 other pooled investment vehicles with $1.01 billion in assets under management	157 other accounts with $9.15 billion in total assets under management

#	2 pooled investment vehicles, with assets of $0.17 billion, and 9 other accounts, with assets of $0.87 billion, have advisory fees based on the performance of the account.

Portfolio Manager Compensation
      The descriptions below relate to the manager and ClearBridge and Batterymarch affiliates of the manager. The manager follows the ClearBridge portfolio manager compensation policies described below.

ClearBridge Investment Professional Compensation
      Effective April 1, 2007, ClearBridge investment professionals receive base salary and other employee benefits and are eligible to receive incentive compensation. Base salary is fixed and typically determined based on market factors and the skill and experience of individual investment personnel.
      ClearBridge has incentive and deferred compensation plans (the “Plans”) for its investment professionals, including the Fund’s portfolio manager(s) and research analysts. The Plans are designed to align the objectives of ClearBridge investment professionals with those of Fund shareholders and other ClearBridge clients. Additionally, the deferred plans are designed to retain its investment professionals and reward long-term performance.
Incentive Compensation
      Investment performance is the key component in determining the final incentive award for all of ClearBridge’s investment professionals. A portfolio manager’s initial incentive award is based on the investment professional’s ongoing contribution to ClearBridge’s investment and business results and externally measured competitive pay practices for the portfolio manager’s position/experience within the firm. This award is then adjusted upward or downward (up to +/- 50%) based on investment performance during the most recent year over a rolling 1, 3, and 5 year time period. Product performance is ranked among a “peer group” of non-ClearBridge investment managers and the product’s pre-tax investment performance against the applicable product benchmark (e.g. a securities index and, with respect to a Fund, the benchmark set forth in the Fund’s prospectus to which the Fund’s average annual total returns are compared).
      The peer group of non-ClearBridge investment managers is defined by product style/type, vehicle type and geography and selected by independent vendors that track and provide (for a fee paid by ClearBridge) relevant peer group performance and ranking data (e.g., primarily Lipper or Callan).
      The 1, 3, and 5 year performance versus benchmark and peer group approximate effective weightings are 35% for trailing 1 year performance, 50% for trailing 3 year performance, and 15% for trailing 5 year performance.
      Lastly, the incentive award for an investment professional may also be adjusted by the ClearBridge Chief Investment Officer(s) based on other qualitative factors such as contribution to the firm and the development of investment staff.
      For ClearBridge’s centralized research professionals, there is an incentive compensation plan based on annual performance on a combined scorecard containing a portfolio manager questionnaire survey and stock picking performance. The analyst’s stock picks are tracked on a formal basis through Factset and make up a portion of the analysis overall scorecard performance. These stock picks are measured versus their respective sector indices.
Deferred Award
      Up to 20% of an investment professional’s annual incentive compensation is subject to deferral. For portfolio managers, 25% of this deferral is invested in their primary managed product while another 25% is invested in an elected proprietary ClearBridge sub-advised fund. Therefore, portfolio managers may potentially have 50% of their deferred award amount tracking the performance of their primary managed product. Every portfolio manager selects their primary product for the elective component. Legg Mason then makes a company investment in the Legg Mason Partners funds equal to the deferral amounts by fund. This investment is a company asset held on the Legg Mason balance sheet and paid out to the employees upon vesting over a four year deferral period. The remaining 50% of the deferral is received in the form of Legg Mason restricted stock shares.
      For centralized research analysts, 50% of this deferral tracks the performance of up to two elected proprietary funds. Legg Mason then makes an investment at the company level into each of the funds in the deferral program based on the aggregate dollars deferred by each individual in that plan year (similar to the above description). The remaining 50% of the deferral is received in the form of Legg Mason restricted stock shares.
Batterymarch Portfolio Manager Compensation
      Under the Batterymarch program, portfolio manager compensation includes a combination of fixed base salary, annual bonus and long-term incentive compensation, as well as a generous benefits package made available to all Batterymarch employees on a non-discretionary basis.
      The bonus and long term incentive compensation is discretionary compensation: the amount of such awards is determined on an annual basis following the completion of the firm’s fiscal year. The overall “pool” of discretionary compensation is based on the profitability of the firm for each fiscal year. Individual allocation to portfolio managers is based on several factors, including:

•	Short-term and longer-term pre-tax investment performance of the product that the portfolio manager works on. Short-term performance is one year or less. Longer-term performance is generally three- to five-year performance. Performance is evaluated on an aggregate product basis that the portfolio manager is responsible for and is not analyzed by any individual client portfolio, such as the Fund. The analysis of this performance is based on comparison to the S&P 500 Index as well as a comparison to a group of peer managers;

•	Portfolio manager assistance in servicing clients; and

•	Portfolio manager contribution to new business development.
      Portfolio manager compensation is not tied to, nor increased or decreased as the result of, any performance fees that may be earned by Batterymarch. As noted above, compensation is not impacted by the investment performance of any one client account; all performance analysis is reviewed on an aggregate product basis. Portfolio managers do not receive a percentage of the revenue earned on any of Batterymarch’s client portfolios.
Potential Conflicts of Interest
      Potential conflicts of interest may arise when a Fund’s portfolio manager also has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for all the Fund managers listed in the table above.
      The manager, the subadvisers and the Trust have adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for the manager and the subadvisers and the individuals that they employ. For example, the manager and each subadviser seek to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. The manager and each subadviser have also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by the manager, the subadviser and the Trust will be able to detect and/or prevent every situation in which an actual or potential conflict may appear. These potential conflicts include:
      Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.
      Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a Fund’s ability to take full advantage of the investment opportunity.
      Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.
      Selection of Broker-Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide the managers or subadvisers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the manager or subadviser determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts managed. ClearBridge has formed a brokerage committee that reviews, among other things, the allocation of brokerage to broker-dealers, best execution and soft dollar usage.
      Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the sub-adviser’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the manager and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.
      Related Business Opportunities. The manager or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the manager and its affiliates.

Portfolio Manager Securities Ownership
      The table below identifies ownership of Fund securities by the portfolio managers. Shares of the Funds are not available for purchase by individuals.

Dollar Range of
Fund	Portfolio Manager(s)	Ownership of Securities

Appreciation Portfolio	Harry D. Cohen	None
Appreciation Portfolio	Scott Glasser	None
Fundamental Value Portfolio	John G. Goode	None
Equity Index Portfolio	Charles Ko	None
Equity Index Portfolio	Steven Lanzendorf	None

PORTFOLIO TRANSACTIONS
      Subject to such policies as may be established by the Board from time to time, each Fund’s subadviser is primarily responsible for a Fund’s portfolio decisions and the placing of a Fund’s portfolio transactions, except that the manager manages the cash and short-term investments of the Fund.
      With respect to ClearBridge, commissions are negotiated with broker-dealers on all transactions. The cost of securities purchased from underwriters includes an underwriting commission, concession or net price.
      With respect to Batterymarch, transactions on stock exchanges involve the payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter market, but the price of those securities includes an undisclosed commission or mark-up. Over-the-counter purchases and sales are transacted directly with principal market makers except where it is believed that better prices and executions may be obtained elsewhere. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer’s mark-up or mark-down.
      Pursuant to each Management Agreement and Sub-Advisory Agreement, the manager and each applicable subadviser is authorized to place orders pursuant to its investment determinations for a Fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. The general policy of the manager and each subadviser in selecting brokers and dealers is to obtain the best results achievable in the context of a number of factors which are considered both in relation to individual trades and broader trading patterns, including the reliability of the broker-dealer, the competitiveness of the price and the commission, the research services received and whether the broker-dealer commits its own capital.
      In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Funds and/or the other accounts over which the manager, a subadviser or its affiliates exercise investment discretion. The manager and subadviser are authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the manager or subadviser, as applicable, determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities that the manager or the subadviser, as applicable, and its affiliates have with respect to accounts over which they exercise investment discretion. The manager or subadviser may also have arrangements with brokers pursuant to which such brokers provide research services to the manager or subadviser, as applicable, in exchange for a certain volume of brokerage transactions to be executed by such brokers. While the payment of higher commissions increases a Fund’s costs, neither the manager nor any subadviser believes that the receipt of such brokerage and research services significantly reduces its expenses. Arrangements for the receipt of research services from brokers may create conflicts of interest.
      Research services furnished to the manager or a subadviser by brokers who effect securities transactions for a Fund may be used by the manager or subadviser, as applicable, in servicing other investment companies and accounts which it manages. Similarly, research services furnished to the manager or subadviser by brokers who effect securities transactions for other investment companies and accounts which the manager or subadviser manages may be used by the manager or subadviser, as applicable, in servicing a Fund. Not all of these research services are used by the manager or subadviser in managing any particular account, including the Funds.
      Each Fund contemplates that, consistent with the policy of obtaining the best net results, brokerage transactions may be conducted through “affiliated broker/ dealers,” as defined in the 1940 Act. The Board has adopted procedures in accordance with Rule 17e-1 promulgated under the 1940 Act to ensure that all brokerage commissions paid to such affiliates are reasonable and fair in the context of the market in which such affiliates operate. Any such compensation will be paid in accordance with applicable SEC regulations.
      As of December 1, 2005, CGMI ceased being an affiliated person of the Trust or the Funds under the 1940 Act. As a result, the Funds are permitted to execute portfolio transactions with CGMI or an affiliate of CGMI as agent (but not as principal).
      In certain instances there may be securities that are suitable as an investment for a Fund as well as for one or more of the managers or a subadviser’s other clients. Investment decisions for each Fund and for the manager’s or subadviser’s other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could adversely affect the price of or the size of the position obtainable in a security for a Fund. When purchases or sales of the same security for a Fund and for other funds managed by the manager or subadviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large volume purchases or sales.
      The following tables set forth certain information regarding each Fund’s payment of brokerage commissions for the past three fiscal years.
Fiscal Year Ended December 31, 2006

Total Brokerage
Fund	Commissions Paid

Appreciation Portfolio	$834,089
Equity Index Portfolio	$115,906
Fundamental Value Portfolio	$567,434
Fiscal Year Ended December 31, 2005

	Total Brokerage	Brokerage Commissions
Fund	Commissions Paid	Paid to CGMI*

Appreciation Portfolio	$896,165	$17,360
Equity Index Portfolio	$73,843	$0
Fundamental Value Portfolio	$1,104,378	$28,303

		% of Aggregate Dollar
	% of Aggregate	Amount of Transactions
	Brokerage Commissions	Involving Commissions
Fund	Paid to CGMI	Paid to CGMI

Appreciation Portfolio	1.94%	0.07%
Equity Index Portfolio	0%	0%
Fundamental Value Portfolio	2.56%	2.40%

*	CGMI was not an affiliated person of the Funds throughout the entire year.

Fiscal Year Ended December 31, 2004

	Total Brokerage	Brokerage Commissions
Fund	Commissions Paid	Paid to CGMI

Appreciation Portfolio	$761,520	$15,983
Equity Index Portfolio	$65,865	N/A
Fundamental Value Portfolio	$1,074,955	$29,790

		% of Aggregate Dollar
	% of Aggregate	Amount of Transactions
	Brokerage Commissions	Involving Commissions
Fund	Paid to CGMI	Paid to CGMI

Appreciation Portfolio	2.1%	2.9%
Equity Index Portfolio	N/A	N/A
Fundamental Value Portfolio	2.77%	2.26%
      For the fiscal year ended December 31, 2006, the following table sets forth certain information regarding a Fund’s payment of brokerage commissions and brokerage transactions to brokers because of research services provided:

	Total Brokerage	Amount of Transactions
	Commissions Related	Involving Commissions
Fund	to Research Services	Related to Research Services

Appreciation Portfolio	$137,678	$89,691,317
Fundamental Value Portfolio	$38,152	$27,734,895
Distribution
      LMIS, a wholly-owned broker-dealer subsidiary of Legg Mason, located at 100 Light Street, Baltimore, Maryland 21202, and CGMI, an indirect wholly-owned subsidiary of Citigroup Inc., located at 388 Greenwich Street, New York, New York 10013, serve as the Trust’s distributors pursuant to separate written agreements or amendments to written agreements, in each case dated December 1, 2005 (the “distribution agreements”).
      CGMI and LMIS may be deemed to be underwriters for purposes of the 1933 Act. The distributors’ obligation is an agency or “best efforts” arrangement under which the distributors are required to take and pay only for such shares of each Fund as may be sold to the public. The distributors are not obligated to sell any stated number of shares. The distribution agreements have an initial term of two years and are renewable from year to year thereafter if approved (a) by the Trustees or by a vote of a majority of the Trust’s outstanding voting securities, and (b) by the affirmative vote of a majority of Independent Trustees by votes cast in person at a meeting called for such purpose. Each distribution agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 60 days’ written notice, provided that the distribution agreement with CGMI may be terminated upon 90 days’ written notice by the distributor.
Distribution Plan
      The Trust has adopted amended shareholder services and distribution plans (each, a “Distribution Plan” and collectively, the “Distribution Plans”) pursuant to Rule 12b-1 under the 1940 Act with respect to the Class II shares of each Fund. Under each Distribution Plan, the distribution fee may be used by a distributor or eligible Insurance Company, for expenses related to such Funds including without limitation: (a) costs of printing and distributing a Fund’s prospectuses, SAI and reports to prospective investors in the Fund; (b) costs involved in preparing, printing and distributing sales literature and other promotional material pertaining to the Fund and including materials intended for use within the insurance company or for broker-dealer use and reports for persons other than existing Policyholders; (c) an allocation of overhead and other branch office distribution-related expenses of a distributor or life insurance company; (d) payments made to, and expenses of, a distributor’s financial consultants, other broker-dealers, financial intermediaries and other persons who provide support or personal services to Fund shareholders in connection with the distribution of a Fund’s shares, including but not limited to, office space, equipment, communication facilities, answering routine inquiries regarding the Fund and its operations, processing shareholder transactions, promotional, advertising or marketing services intended for use within the insurance company, sub-accounting and recordkeeping services (in excess of ordinary payments made to a Fund’s transfer agent or other recordkeeper), obtaining Policyholder information and providing information about the Fund, cash value and premium allocation services, compensating sales personnel, training sales personnel regarding the Fund, holding seminars and sales meetings designed to promote the distribution of Fund shares, maintaining and servicing Policies (including the payment of a continuing fee to financial consultants); and (e) personal service and/or maintenance of contract accounts with respect to Fund shares attributable to such accounts; provided, however, that (i) the distribution fee may be used by a distributor or insurance company to cover expenses primarily intended to result in the sale of shares, including, without limitation, payments to the distributor’s financial consultants and other persons as compensation for the sale of the shares and (ii) a distributor or life insurance company may retain portions of the distribution fee in excess of its expenses incurred. Under the Distribution Plans, each Fund pays a service and distribution fee not to exceed 0.25% of the average daily net assets of its Class II shares.
      Under their terms, the Distribution Plans continue from year to year, provided such continuance is approved annually by vote of the Board, including a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the Distribution Plans. The Distribution Plans may not be amended to increase the amount to be spent for the services provided by a distributor without shareholder approval, and all amendments of the Distribution Plans must be approved by the Trustees in the manner described above. The Distribution Plans may be terminated with respect to a class at any time, without penalty, by vote of a majority of the Independent Trustees or, with respect to any Fund, by vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act).
      The total distribution fees incurred by Class II shares of Equity Index Portfolio under the Distribution Plan for the fiscal years ended December 31, 2006, 2005 and 2004 were $578,560, $578,430 and $460,311, respectively. Class II shares of Appreciation Portfolio were first offered on November 9, 2007. No Class II shares of Fundamental Value Portfolio were outstanding during the year ended December 31, 2006.
      The Distribution Plans were adopted because of their anticipated benefits to the Funds. These anticipated benefits include increased promotion and distribution of a Fund’s shares, an enhancement in a Fund’s ability to maintain accounts and improve asset retention and increased stability of net assets for a Fund.
      For the fiscal year ended December 31, 2006, LMIS and CGMI incurred the following distribution expenses for the Funds. Distribution expenses included compensation of Service Agents, printing costs of prospectuses and marketing materials.

		Financial
		Advisor	Third Party	Marketing		Total
Portfolio	Class	Compensation	Service Fees	Distribution	Printing	Expenses

Equity Index Portfolio	Class II	$0	$588,415	$0	$0	$588,415
      Fees under the Distribution Plans may be used to make payments to the distributors for distribution services, to Service Agents in respect of the sale of Class II shares of the Funds, and to other parties in respect of the sale of Class II shares of the Funds, and to make payments for advertising, marketing or other promotional activity, and payments for preparation, printing, and distribution of prospectuses, statements of additional information and reports for recipients other than regulators and existing shareholders. Each Fund also may make payments to the distributor, Service Agents and others for providing personal service or the maintenance of shareholder accounts. The amounts paid to each recipient may vary based upon certain factors, including, among other things, the levels of sales of Fund shares and/or shareholder services provided.
      Each Distribution Plan permits the Fund to pay fees to a distributor, Service Agents and others as compensation for their services, not as reimbursement for specific expenses incurred. Thus, even if their expenses exceed the fees provided for by the Plan, the Fund will not be obligated to pay more than those fees and, if their expenses are less than the fees paid to them, they will realize a profit. The Fund may pay the fees to a distributor and others until the Distribution Plan or Distribution Agreement is terminated or not renewed. In that event, a distributor’s or other recipient’s expenses in excess of fees received or accrued through the termination date will be the distributor’s or other recipient’s sole responsibility and not obligations of the fund. In their annual consideration of the continuation of the Plan for each Fund, the Trustees will review the Plan and the expenses for each class within the Fund separately.
      Each Distribution Plan also recognizes that various service providers to the Fund, such as the manager, may make payments for distribution related expenses out of their own resources, including past profits, or payments received from the Fund for other purposes, such as management fees, and that a Fund’s distributors or Service Agents may from time to time use their own resources for distribution-related services, in addition to the fees paid under the Distribution Plan. The Distribution Plan specifically provides that, to the extent that such payments might be deemed to be indirect financing of any activity primarily intended to result in the sale of shares of the Fund within the context of Rule 12b-1, then the payments are deemed to be authorized by the Distribution Plan, if permitted under applicable law.
      As contemplated by the Distribution Plans, each distributor acts as an agent of the Trust in connection with the offering of shares of the Fund pursuant to the respective distribution agreements.
Proxy Voting Guidelines and Procedures
      Although individual Trustees may not agree with particular policies or votes by the manager or subadvisers, the Board has delegated proxy voting discretion to the manager and/or the subadvisers, believing that the manager and/or the sub-advisers should be responsible for voting because it is a matter relating to the investment decision making process.
      LMPFA delegates the responsibility for voting proxies for the Funds, as applicable, to the subadvisers through its contracts with the subadvisers. The subadvisers will use their own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the Funds. Should LMPFA become responsible for voting proxies for any reason, such as the inability of a subadviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained. In the case of a material conflict between the interests of LMPFA (or its affiliates if such conflict is known to persons responsible for voting at LMPFA) and the Fund, the Board of Directors of LMPFA shall consider how to address the conflict and/or how to vote the proxies. LMPFA shall maintain records of all proxy votes in accordance with applicable securities laws and regulations, to the extent that LMPFA votes proxies. LMPFA shall be responsible for gathering relevant documents and records related to proxy voting from the subadvisers and providing them to the Funds as required for the Funds to comply with applicable rules under the 1940 Act.
      Each subadviser’s Proxy Voting Policies and Procedures govern in determining how proxies relating to a Fund’s portfolio securities are voted. A summary of ClearBridge’s proxy voting guidelines and procedures is attached as Appendix A. Batterymarch’s proxy voting guidelines and procedures are attached as Appendix B to this SAI.
      Information regarding how each Fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 1-888-425-6432, (2) on the Funds’ website at http://www.leggmason.com/ InvestorServices and (3) on the SEC’s website at http://www.sec.gov.
Custodian and Transfer Agent
      State Street, located at One Lincoln Street, Boston, Massachusetts 02112, serves as custodian for each Fund. State Street, among other things, maintains a custody account or accounts in the name of the Fund; receives and delivers all assets for the Fund upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of the Fund; and makes disbursements on behalf of the Fund. State Street neither determines the Fund’s investment policies, nor decides which securities the Fund will buy or sell. For its services, State Street receives a monthly fee based upon the daily average market value of securities held in custody and also receives securities transaction charges, including out-of-pocket expenses. The Fund may also periodically enter into arrangements with other qualified custodians with respect to certain types of securities or other transactions such as repurchase agreements or derivatives transactions. State Street may also act as the Fund’s securities lending agent and in that case would receive a share of the income generated by such activities.
      PFPC, located at 4400 Computer Drive, Westborough, Massachusetts 01581, serves as the Trust’s transfer agent. Under the transfer agency agreement, the transfer agent maintains the shareholder account records for each Fund, handles certain communications between shareholders and the Funds and distributes dividends and distributions payable by the Funds. For these services, the transfer agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for each Fund during the month, and is reimbursed for out-of-pocket expenses.
Counsel
      Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019-6099, serves as counsel to the Trust and each Fund. Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038-4982, serves as counsel to the Independent Trustees.
Independent Registered Public Accounting Firm
      KPMG LLP, independent registered public accounting firm, 345 Park Avenue, New York, New York 10154, has been selected to audit and report upon each Fund’s financial statements and financial highlights for the fiscal year ending December 31, 2007.
DETERMINATION OF NET ASSET VALUE
      The net asset value of each Fund’s shares will be determined on any day that the NYSE is open. The NYSE is closed in celebration of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Because of the differences in class-specific expenses, the per share net asset value of each class will differ. Please see the prospectus for a description of the procedures used by the fund in valuing its assets.
AVAILABILITY OF THE FUNDS
      Investment in the Trust is available only to owners of either VA contracts and VLI policies issued by Participating Insurance Companies through their separate accounts and certain qualified plans. It is possible that in the future it may become disadvantageous for both VA contracts and VLI policies separate accounts to be invested simultaneously in the Trust. However, the Trust does not currently foresee any disadvantages to the owners of the different Policies which are funded by such separate accounts. The Board monitors events for the existence of any material irreconcilable conflict between or among such owners, and each insurance Company will take whatever remedial action may be necessary to resolve any such conflict. Such action could include the sale of Fund shares by one or more of the Participating Insurance Company separate accounts which fund these contracts, which could have adverse consequences to the Funds. Material irreconcilable conflicts could result from, for example: (a) changes in state insurance laws; (b) changes in U.S. Federal income tax laws; or (c) differences in voting instructions between those given by owners of VA contracts and those given by owners of VLI policies. If the Board were to conclude that separate series of the Trust should be established for VA contracts and VLI policies, each Participating Insurance Company would bear the attendant expenses. Should this become necessary, Policyholders would presumably no longer have the economies of scale resulting from a larger combined mutual fund.

REDEMPTION OF SHARES
      Redemption payments shall be made wholly in cash unless the Trustees believe that economic conditions exist that would make such a practice detrimental to the best interests of a Fund and its remaining shareholders. If redemption is paid in portfolio securities, such securities will be valued in accordance with the procedures described in the prospectuses and a shareholder would incur brokerage expenses if these securities were then converted to cash.
PURCHASE OF SHARES
Purchase of Shares
      Each Fund offers its shares of beneficial interest on a continuous basis. Investors should read this SAI and each Fund’s prospectus dated April 30, 2007 (November 8, 2007 for Class II shares of Appreciation Portfolio) as amended from time to time along with the Policy prospectus.
      Share certificates for the Funds will no longer be issued. If you currently hold share certificates of a Fund, such certificates will continue to be honored.

Sales Charges and Surrender Charges
      The Funds do not assess any sales charge, either when they sell or when they redeem shares. Surrender charges may be assessed under the Policies, as described in the applicable Policy prospectus. Mortality and expense risk fees and other charges are also described in those prospectuses. Shares of the Funds are currently offered exclusively to Policyholders.
      Each Fund has created a separate class of shares designated as Class II shares. Class II shares are sold without an initial sales charge, but are subject to an annual distribution fee of 0.25% of the daily net assets of the Class. Surrender charges that may be assessed under the Policies are described in the Policy prospectuses.
TAXES
      The following is a summary of certain material U.S. federal income tax considerations that may affect the Funds and their shareholders. This summary does not address all of the potential federal income tax consequences that may be applicable to the Funds or to all categories of investors, some of which may be subject to special tax rules. Each prospective shareholder is urged to consult his or her own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in a Fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.
      Each Fund will be treated as a separate taxpayer for federal income tax purposes with the result that: (a) each Fund must qualify separately as a regulated investment company; and (b) the amounts of investment income and capital gains earned will be determined on a fund-by-fund (rather than on a Trust-wide) basis.
      Each Fund intends to continue to qualify separately each taxable year as a “regulated investment company” under Subchapter M of the Code. To so qualify, each Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities, foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditional permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of a Fund’s taxable year, (i) at least 50% of the market value of a Fund’s assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of a Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer or any two or more issuers of which 20% or more of the voting securities are held by a Fund and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships.
      Investments by a Fund in partnerships, including in qualified publicly traded partnerships, may result in the Fund’s being subject to state, local or foreign income, franchise or withholding tax liabilities.
      As a regulated investment company, a Fund will not be subject to federal income tax on the portion of its taxable net investment income and capital gains that it distributes to its shareholders, provided the Fund satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, a Fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. A Fund will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its shareholders.
      In addition, each Fund intends to comply with the diversification requirements of Section 817(h) of the Code, which relate to the tax-deferred status of the Separate Accounts. To comply with Treasury Department regulations promulgated under Section 817(h) of the Code, each Fund will be required to diversify its investments so that on the last day of each calendar quarter no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments and no more than 90% is represented by any four investments. Generally, all securities of the same issuer are treated as a single investment. For the purposes of Section 817(h), obligations of the U.S. Treasury and of each U.S. government agency or instrumentality are treated as securities of separate issuers. In certain circumstances, each Separate Account will “look-through” its investment in qualifying regulated investment companies, partnerships or trusts and include its pro rata share of the investment companies’ investments in determining if it satisfies the diversification rule of Section 817(h). An alternative asset diversification test may be satisfied under certain circumstances.
      Each Fund intends to accrue dividend income for federal income tax purposes in accordance with the rules applicable to regulated investment companies. In some cases, these rules may have the effect of accelerating (in comparison to other recipients of the dividend) the time at which the dividend is taken into account by a Fund as taxable income.
      On December 31, 2006, the unused capital loss carryforwards, by Fund, were approximately as follows: Appreciation Portfolio, $0, Fundamental Value Portfolio, $766,672 and Equity Index Portfolio, $0. For federal income tax purposes, these amounts are available to be applied against future capital gains of the Portfolio that has the carryovers, if any, that are realized prior to the expiration of the applicable carryover. The carryovers expire as follows:

	December 31,

Fund	2005	2006	2007	2008	2009	2010	2011

	(In thousands)
Equity Index Portfolio	—	—	—	—	—	—	—
Appreciation Portfolio	—	—	—	—	—	—	—
Fundamental Value Portfolio	—	—	—	—	$575	$192	—
      The Code imposes a 4% nondeductible excise tax on any Fund to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98% of its capital gain net income (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or capital gain net income retained by the Fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. Each Fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.
      Each Fund intends at least annually to declare and make distributions of substantially all of its taxable income and net taxable capital gains to its shareholders (i.e., the Separate Accounts). Such distributions are automatically reinvested in additional shares of that Fund at net asset value and are includable in gross income of the Separate Accounts holding such shares. See the accompanying contract prospectus for information regarding the federal income tax treatment of distributions to the Separate Accounts and to holders of the Contracts.
      If, in any taxable year, a Fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Fund in computing its taxable income. If a Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. In addition, if a Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) if it qualifies as a regulated investment company in a subsequent year. Further, if a Fund should fail to qualify as a regulated investment company, such Fund would be considered as a single investment, which may result in Contracts invested in that Fund not being treated as annuity, endowment or life insurance contracts under the Code. All income and gain inside a Contract would be taxed currently to the holder, and the contract would remain subject to taxation as ordinary income thereafter, even if the Fund requalified as a regulated investment company.
      A Fund’s transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by such Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to such Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. Each Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.
      A Fund’s investment in so-called “section 1256 contracts,” such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by such Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in a Fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by such Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.
      As a result of entering into swap contracts, a Fund may make or receive periodic net payments. A Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to the swap for more than one year). The tax treatment of many types of credit default swaps is uncertain.
      In general, gain or loss on a short sale is recognized when a Fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in a Fund’s hands. Except with respect to certain situations where the property used by a Fund to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of “substantially identical property” held by a Fund. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by a Fund for more than one year. In general, a Fund will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.
      Dividends or other income (including, in some cases, capital gains) received by a Fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. A Fund will not be eligible to elect to treat any foreign taxes it pays as paid by its shareholders, who therefore will not be entitled to credits or deductions for such taxes on their own tax returns. Foreign taxes paid by the Fund will reduce the return from the Fund’s investments.
      Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time a Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss unless a Fund were to elect otherwise.
      If a Fund purchases shares in certain foreign investment entities, called “passive foreign investment companies” (“PFICs”), it may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.
      If any Fund were to invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code, in lieu of the foregoing requirements, such Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, a Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.
      Alternatively, a Fund may make a mark-to-market election that will result in a Fund’s being treated as if it had sold and repurchased all of the PFIC stock at the end of each year. In such case, the Fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election must be made separately for each PFIC owned by a Fund and, once made, would be effective for all subsequent taxable years of the Fund, unless revoked with the consent of the Internal Revenue Service (the “IRS”). By making the election, such Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The Fund may have to distribute this “phantom” income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax.
      Each Fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

      Dividends and other distributions by a Fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by a Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided such dividend is actually paid by the Fund during January of the following calendar year.
      Certain types of income received by a Fund from real estate investment trusts (“REITs”), real estate mortgage investment conduits (“REMICs”), taxable mortgage pools or other investments may cause the Fund to designate some or all of its distributions as “excess inclusion income.” To Fund shareholders such excess inclusion income may (1) constitute taxable income as “unrelated business taxable income” (“UBTI”) for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (2) not be offset against net operating losses for tax purposes; (3) not be eligible for reduced US withholding for non-US shareholders even from tax treaty countries; and (4) cause the Fund to be subject to tax if certain “disqualified organizations” as defined by the Code are Fund shareholders.
      A Fund may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding variable annuity and variable life insurance contracts and to certain qualified pension and retirement plans; if a Fund were to sell its shares to other categories of shareholders, the Fund may fail to comply with applicable Treasury requirements regarding investor control. If a Fund should fail to comply with these or other investor control requirements, the contract owner would be treated as the owner of the shares and the contracts invested in the Fund would not be treated as annuity, endowment or life insurance contracts under the Code and all income and gain earned in past years and currently inside the contracts would be taxed currently to the holders and would remain subject to taxation as ordinary income thereafter.
      The foregoing is only a summary of certain material U.S. federal income tax consequences affecting the Funds and the investors. Prospective investors are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the funds.
ADDITIONAL INFORMATION
      The Trust. The certificate of trust to establish Legg Mason Partners Variable Equity Trust was filed with the State of Maryland on October 4, 2006. On April 30, 2007, the Funds were redomiciled as a series of the Trust. Prior thereto, the Funds were series of Legg Mason Partners Variable Portfolios IV, a Massachusetts business trust. Prior to reorganization of the Funds as series of Legg Mason Partners Variable Portfolios IV, the Funds were series of Legg Mason Partners Variable Portfolios II, a Massachusetts business trust.
      The Funds are series of the Trust, a Maryland business trust. A Maryland business trust is an unincorporated business association that is established under, and governed by, Maryland law. Maryland law provides a statutory framework for the powers, duties, rights and obligations of the Board (referred to in this section as the Trustees) and shareholders of the Trust, while the more specific powers, duties, rights and obligations of the Trustees and the shareholders are determined by the Trustees as set forth in the Trust’s declaration of trust (referred to in this section as the declaration). Some of the more significant provisions of the declaration are described below.
Shareholder Voting
      The declaration provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Maryland law, actions by the Trustees without seeking the consent of shareholders. The Trustees may, without shareholder approval, amend the declaration or authorize the merger or consolidation of the Trust into another trust or entity, reorganize the Trust or any series or class into another trust or entity or a series or class of another entity, sell all or substantially all of the assets of the Trust or any series or class to another entity, or a series or class of another entity, or terminate the Trust or any series or class.
      A Fund is not required to hold an annual meeting of shareholders, but a Fund will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the declaration. The declaration provides for “dollar-weighted voting” which means that a shareholder’s voting power is determined, not by the number of shares the shareholder owns, but by the dollar value of those shares determined on the record date. All shareholders of all series and classes of the Trust vote together, except where required by the 1940 Act to vote separately by series or by class, or when the Trustees have determined that a matter affects only the interests of one or more series or classes of shares.
Election and Removal of Trustees
      The declaration provides that the Trustees may establish the number of trustees and that vacancies on the board may be filled by the remaining Trustees, except when election of trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The declaration also provides that a mandatory retirement age may be set by action of two-thirds of the Trustees and that Trustees may be removed, with or without cause, by a vote of shareholders holding two-thirds of the voting power of the Trust, or by a vote of two-thirds of the remaining Trustees. The provisions of the declaration relating to the election and removal of trustees may not be amended without the approval of two-thirds of the Trustees.
Amendments to the Declaration
      The Trustees are authorized to amend the declaration without the vote of shareholders, but no amendment may be made that impairs the exemption from personal liability granted in the declaration to persons who are or have been shareholders, trustees, officers, or employees of the Trust or that limit the rights to indemnification or insurance provided in the declaration with respect to actions or omissions of persons entitled to indemnification under the declaration prior to the amendment.
Issuance and Redemption of Shares
      A Fund may issue an unlimited number of shares for such consideration and on such terms as the Trustees may determine. Shareholders are not entitled to any appraisal, preemptive, conversion, exchange or similar rights, except as the Trustees may determine. A Fund may involuntarily redeem a shareholder’s shares upon certain conditions as may be determined by the Trustees, including, for example, if the shareholder fails to provide a Fund with identification required by law, or if a fund is unable to verify the information received from the shareholder. Additionally, as discussed below, shares may be redeemed in connection with the closing of small accounts.
Disclosure of Shareholder Holdings
      The declaration specifically requires shareholders, upon demand, to disclose to a Fund information with respect to the direct and indirect ownership of shares in order to comply with various laws or regulations, and a Fund may disclose such ownership if required by law or regulation.
Small Accounts
      The declaration provides that a Fund may close out a shareholder’s account by redeeming all of the shares in the account if the account falls below a minimum account size (which may vary by class) that may be set by the Trustees from time to time. Alternately, the declaration permits a fund to assess a fee for small accounts (which may vary by class) and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts.

Series and Classes
      The declaration provides that the Trustees may establish series and classes in addition to those currently established and to determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the series and classes. The Trustees may change any of those features, terminate any series or class, combine series with other series in the Trust, combine one or more classes of a series with another class in that series or convert the shares of one class into another class.
      Each share of a Fund, as a series of the Trust, represents an interest in the fund only and not in the assets of any other series of the Trust.
Shareholder, Trustee and Officer Liability
      The declaration provides that shareholders are not personally liable for the obligations of a Fund and requires a Fund to indemnify a shareholder against any loss or expense arising from any such liability. In addition, a fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. The declaration further provides that a Trustee acting in his or her capacity of trustee is not personally liable to any person other than the Trust or its shareholders, for any act, omission, or obligation of the Trust. Further, a Trustee is held to the same standard of conduct as a director of a Maryland corporation. This requires that a Trustee perform his or her duties in good faith and in a manner he or she reasonably believes to be in the best interests of the Trust or a series thereof, and with the care that an ordinarily prudent person in a like position would use under similar circumstances. The declaration also permits the limitation of a Trustee’s liability to the full extent provided under Maryland law. Under current Maryland law, a Trustee is liable to the Trust or its shareholders for monetary damages only (a) to the extent that it is proved that he or she actually received an improper benefit or profit in money, property, or services or (b) to the extent that a judgment or other final adjudication adverse to the Trustee is entered in a proceeding based on a finding in the proceeding that the Trustee’s action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding. The declaration requires the Trust to indemnify any persons who are or who have been trustees, officers or employees of the Trust for any liability for actions or failure to act except to the extent prohibited by applicable federal law. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available.
      The declaration provides that any Trustee who serves as chair of the board or of a committee of the board, lead Independent Trustee, or audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.
Derivative Actions
      The declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to a Fund or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by three unrelated shareholders must first be made on a Fund’s Trustees. The declaration details various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the demand, the Trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the Trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of a Fund, the Trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the Trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the Fund. The declaration further provides that shareholders owning shares representing at least 5% of the voting power of the affected Fund must join in bringing the derivative action. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys’ fees) incurred by the Fund in connection with the consideration of the demand, if in the judgment of the Independent Trustees, the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the declaration, the shareholders bringing the action may be responsible for the Fund’s costs, including attorneys’ fees.
      The declaration further provides that the Fund shall be responsible for payment of attorneys’ fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys’ fees that the Fund is obligated to pay shall be calculated using reasonable hourly rates. The declaration also requires that actions by shareholders against the Fund be brought only in federal court in Baltimore, Maryland, or if not permitted to be brought in federal court, then in state court in Baltimore, Maryland, and that the right to jury trial be waived to the full extent permitted by law.
      Annual and Semi-Annual Reports. The Trust sends its shareholders a semi-annual report and an audited annual report, which include listings of investment securities held by each Fund at the end of the period covered. In an effort to reduce the Funds’ printing and mailing costs, the Fund consolidates the mailing of its semi-annual and annual reports by household. This consolidation means that a household having multiple accounts with the identical address of record will receive a single copy of each report. In addition, each Fund also consolidates the mailing of its prospectus so that a shareholder having multiple accounts will receive a single prospectus annually.
      Shareholders who do not want this consolidation to apply to their accounts should contact their Service Agent or the transfer agent.
Legal Matters
      Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGMI and a number of its then affiliates, including SBFM, which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board Members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGMI created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGMI for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.
      On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Defendant Funds in which none of the plaintiffs had invested, and dismissing those Defendant Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.
      On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against Citigroup Asset Management, Salomon Brothers Asset Management Inc, SBFM and CGMI as investment advisers to the identified funds, as well as CGMI as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Funds were not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the Funds or any of their Board Members. Under Section 36(b), the Second

Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint. The Defendants have filed a motion to dismiss the Second Amended Complaint. It is uncertain when the court will decide the motion. No assurance can be given to the outcome of this matter.
      Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.
* * *
      On May 31, 2005, the SEC issued an order in connection with the settlement of an administrative proceeding against SBFM, the then-investment adviser or manager to the Funds and CGMI, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Funds (the “Affected Funds”).
      The SEC order found that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order found that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that CAM, the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also found that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.
      The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.
      The order required SBFM to recommend a new transfer agent contract to the Fund Boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ Boards selected a new transfer agent for the Affected Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

      Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.
      On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.
* * *
      Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGMI and SBFM (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in above. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.
      On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.
      As of the date of this SAI, the Funds’ manager believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Funds’ manager and its affiliates to continue to render services to the Funds under their respective contracts.
* * *
      As previously disclosed, on September 16, 2005, the staff of the SEC informed SBFM and Salomon Brothers Asset Management Inc (“SBAM”) that the staff was considering recommending administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the 1940 Act (and related Rule 19a-1). On September 27, 2007, SBFM and SBAM, without admitting or denying any findings therein, consented to the entry of an order by the SEC relating to the disclosure by certain other funds that are closed-end funds of the sources of distributions paid by the funds between 2001 and 2004. Each of the SBFM and SBAM agreed to pay a fine of $450,000, for which it was indemnified by Citigroup Inc., its former parent. It is not expected that this matter will adversely impact the fund or its current manager.
      Although there can be no assurance, the Funds’ manager believes that this matter is not likely to have a material adverse effect on the Funds.
* * *
      On July 24, 2007, NYSE Regulation, Inc. (“NYSE Regulation”) and the New Jersey Bureau of Securities (“NJBS”) announced they had censured and fined CGMI for failing to supervise trading of mutual fund shares and variable annuity mutual fund sub-accounts, failing to prevent deceptive market timing by certain brokers on behalf of hedge-fund customers, and failing to maintain adequate books and records, during the period from January 2000 to September 2003. Under the settlement with NYSE Regulation and NJBS, CGMI agreed to pay a total of $50 million in disgorgement and penalties and neither admitted nor denied guilt. CGMI is a distributor of the fund. The fund’s manager believes that this settlement will not have any effect on the fund. The manager has been informed by CGMI that the settlement will not effect the ability of CGMI to render services to the fund under its contract.
* * *
      The foregoing speaks only as of the date of this SAI. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with any of the foregoing matters may be filed against these and related parties in the future.

FINANCIAL STATEMENTS
      The audited financial statements for the Funds’ predecessors (Statement of Assets and Liabilities at December 31, 2006, Statement of Operations for the year ended December 31, 2006, Statements of Changes in Net Assets for the years ended December 31, 2006 and 2005, Financial Highlights for each of the years in the five-year period ended December 31, 2005 and Notes to Financial Statements, along with the Report of Independent Registered Public Accounting Firm) each of which is included in the Annual Report to Shareholders of the Trust, are incorporated by reference into this SAI (filed on March 12, 2007, Accession Numbers 0000950123-07-003618 and 0000950123-07-003626). The unaudited financial statements for the period ended June 30, 2007 of the Appreciation Portfolio, which are included in the Semi-Annual Report to shareholders of the Portfolio, are also incorporated by reference into this SAI (filed August 28, 2007, Accession Number 0000950123-07-012052).

Appendix A
PROXY VOTING SUMMARY
      The Proxy Voting Procedures are applicable when ClearBridge votes proxies for clients that have authorized it to do so and for each U.S. registered investment company for which it acts as adviser or sub-adviser with power to vote proxies. The Proxy Voting Procedures state that ClearBridge’s goal is to act prudently and solely in the best interests of the owners of the accounts it manages.
      The Proxy Voting Procedures contain voting policies relating to three categories of proxy issues. The first category includes proxy issues for which a position is stated in the procedures (for example, with respect to voting on director nominees in uncontested elections, ClearBridge votes for director nominees). The second category includes issues for which a list of factors to be considered in casting a vote is provided. With respect to these issues, ClearBridge votes on a case-by-case basis in accordance with the general principles of acting prudently and in the best interests of the owners and considering the designated factors (for example, on proposals that establish or amend director qualifications, ClearBridge considers how reasonable the criteria are and to what degree the criteria may preclude dissident nominees from joining the board). The third category picks up all issues that do not fall into either of the first two categories. For these issues, ClearBridge votes on a case-by-case basis in accordance with the general principles described above.
      The Proxy Voting Procedures set forth guidelines for identifying and resolving conflicts that may arise between ClearBridge’s interests and those of its clients. Periodically, ClearBridge distributes a memorandum alerting employees of their obligations regarding conflicts. Employees are instructed to report conflicts to the Compliance Department. Financial Control provides an up-to-date list of client relationships that account for 1% or more of ClearBridge’s annual revenues.
      ClearBridge has created a Proxy Committee which oversees the proxy voting process, resolves conflicts of interest, reviews certain votes, i.e., situations where ClearBridge votes against a specific policy or against management recommendations. The Committee also oversees the performance of the third party vendor charged with administering and implementing the voting.

A-1

Appendix B
Batterymarch Financial Management, Inc. —
Proxy Voting Policies and Procedures
ISS 2007 US Proxy Voting Guidelines
Concise Summary
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Concise Summary of ISS 2007 Proxy Voting Guidelines
Effective for Meetings Feb. 1, 2007
Updated Dec. 15, 2006

1.	Auditors
Auditor Ratification
Vote FOR proposals to ratify auditors, unless any of the following apply:

•	An auditor has a financial interest in or association with the company, and is therefore not independent,

•	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position; or

•	Fees for non-audit services (“Other” fees) are excessive.

2.	Board of Directors
Voting on Director Nominees in Uncontested Elections
Vote CASE-BY-CASE on director nominees, examining, but not limited to, the following factors:

•	Composition of the board and key board committees;

•	Attendance at board and committee meetings;

•	Corporate governance provisions and takeover activity;

•	Disclosures under Section 404 of Sarbanes-Oxley Act;

•	Long-term company performance relative to a market and peer index;

•	Extent of the director’s investment in the company;

•	Existence of related party transactions;

•	Whether the chairman is also serving as CEO;

•	Whether a retired CEO sits on the board;

•	Number of outside boards at which a director serves;

•	Majority vote standard for director elections without a provision to allow for plurality voting when there are more nominees than seats.
WITHHOLD from individual directors who:

•	Attend less than 75 percent of the board and committee meetings without a valid excuse (such as illness, service to the nation, work on behalf of the company);

•	Sit on more than six public company boards;

•	Are CEOs of public companies who sit on the boards of more than two public companies besides their own — withhold only at their outside boards.
WITHHOLD from the entire board of directors, (except from new nominees, who should be considered on a CASE-BY-CASE basis) if:

•	The company’s proxy indicates that not all directors attended 75% of the aggregate of their board and committee meetings, but fails to provide the required disclosure of the names of the directors involved. If this information cannot be obtained, withhold from all incumbent directors;

•	The company’s poison pill has a dead-hand or modified dead-hand feature. Withhold every year until this feature is removed;

•	The board adopts or renews a poison pill without shareholder approval since the beginning of 2005, does not commit to putting it to shareholder vote within 12 months of adoption, or reneges on a commitment to put the pill to a vote, and has not yet received a withhold recommendation for this issue;

•	The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year;

•	The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years;

•	The board failed to act on takeover offers where the majority of the shareholders tendered their shares;

•	At the previous board election, any director received more than 50 percent withhold votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold rate;

•	The company is a Russell 3000 company that underperformed its industry group (GICS group) under the criteria discussed in the section “Performance Test for Directors”.
WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Classification of Directors below) when:

•	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

•	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

•	The company lacks a formal nominating committee, even if board attests that the independent directors fulfill the functions of such a committee;

•	The full board is less than majority independent.
WITHHOLD from the members of the Audit Committee if:

•	The non-audit fees paid to the auditor are excessive (see discussion under Auditor Ratification);

•	A material weakness identified in the Section 404 Sarbanes-Oxley Act disclosures rises to a level of serious concern; there are chronic internal control issues and an absence of established effective control mechanisms;

•	There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.
WITHHOLD from the members of the Compensation Committee if:

•	There is a negative correlation between the chief executive’s pay and company performance (see discussion under Equity Compensation Plans);

•	The company reprices underwater options for stock, cash or other consideration without prior shareholder approval, even if allowed in their equity plan;

•	The company fails to submit one-time transfers of stock options to a shareholder vote;

•	The company fails to fulfill the terms of a burn rate commitment they made to shareholders;

•	The company has backdated options (see “Options Backdating” policy);

•	The company has poor compensation practices (see “Poor Pay Practices” policy). Poor pay practices may warrant withholding votes from the CEO and potentially the entire board as well.
WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.

Classification/ Declassification of the Board
Vote AGAINST proposals to classify the board. Vote FOR proposals to repeal classified boards, and to elect all directors annually.
Independent Chair (Separate Chair/ CEO)
Generally vote FOR shareholder proposals requiring an independent director fill the position of chair, unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all of the following:

•	Has a designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) At a minimum these should include:

—	Presiding at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors,
         — Serving as liaison between the chairman and the independent directors,
         — Approving information sent to the board,
         — Approving meeting agendas for the board,

—	Approves meetings schedules to assure that there is sufficient time for discussion of all agenda items,
         — Having the authority to call meetings of the independent directors,

—	If requested by major shareholders, ensuring that he is available for consultation and direct communication;

•	Two-thirds independent board;

•	All-independent key committees;

•	Established governance guidelines;

•	The company does not under-perform its peers*.
*Starting in 2007, the industry peer group used for this evaluation will change from the 4-digit GICS group to the average of the 12 companies in the same 6-digit GICS group that are closest in revenue to the company, and identified on the executive compensation page of proxy analyses. To fail, the company must under-perform its index and industry group on all 4 measures (1 and 3 year performance, industry peers, and index).
Majority Vote Shareholder Proposals
Generally vote FOR precatory and binding resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats. Companies are strongly encouraged to also adopt a post-election policy (also know as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

3.	Proxy Contests
Voting for Director Nominees in Contested Elections
Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

•	Long-term financial performance of the target company relative to its industry;

•	Management’s track record;

•	Background to the proxy contest;

•	Qualifications of director nominees (both slates);

•	Strategic plan of dissident slate and quality of critique against management;

•	Likelihood that the proposed goals and objectives can be achieved (both slates);

•	Stock ownership positions.
Reimbursing Proxy Solicitation Expenses
Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

4.	Takeover Defenses
Poison Pills
Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

•	Shareholders have approved the adoption of the plan; or

•	The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e. the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within twelve months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.
Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within twelve months would be considered sufficient.
Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

•	No lower than a 20% trigger, flip-in or flip-over;

•	A term of no more than three years;

•	No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

•	Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

Supermajority Vote Requirements
Vote AGAINST proposals to require a supermajority shareholder vote.
Vote FOR proposals to lower supermajority vote requirements.

5.	Mergers and Corporate Restructurings
For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

•	Valuation — Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

•	Market reaction — How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

•	Strategic rationale — Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•	Negotiations and process — Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

•	Conflicts of interest — Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the “ISS Transaction Summary” section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

•	Governance — Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

6.	State of Incorporation
Reincorporation Proposals
Vote CASE-BY-CASE on proposals to change a company’s state of incorporation, taking into consideration both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, comparative economic benefits, and a comparison of the jurisdictional laws. Vote FOR re-incorporation when the economic factors outweigh any neutral or negative governance changes.

7.	Capital Structure
Common Stock Authorization
Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance using a model developed by ISS. Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being de-listed or if a company’s ability to continue to operate as a going concern is uncertain.

In addition, for capital requests that are less than or equal to 300 percent of the current authorized shares and marginally fail the calculated allowable cap (i.e., exceed the allowable cap by no more than 5 percent) vote on a CASE-BY-CASE basis, In this situation, vote FOR the increase based on the company’s performance, and whether the company’s ongoing use of shares has shown prudence.
Issue Stock for Use with Rights Plan
Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).
Preferred Stock
Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock). Vote FOR proposals to create “de-clawed” blank check preferred stock (stock that cannot be used as a takeover defense). Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose. Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.

8.	Executive and Director Compensation
Poor Pay Practices
WITHHOLD from compensation committee members, CEO, and potentially the entire board, if the company has poor compensation practices, such as:

•	Egregious employment contracts (e.g., those containing multi-year guarantees for bonuses and grants);

•	Excessive perks that dominate compensation (e.g., tax gross-ups for personal use of corporate aircraft);

•	Huge bonus payouts without justifiable performance linkage or proper disclosure;

•	Performance metrics that are changed (e.g., canceled or replaced during the performance period without adequate explanation of the action and the link to performance);

•	Egregious pension/ SERP (supplemental executive retirement plan) payouts (e.g., the inclusion of additional years of service not worked or inclusion of performance-based equity awards in the pension calculation);

•	New CEO awarded an overly generous new hire package (e.g., including excessive “make whole” provisions or any of the poor pay practices listed in this policy);

•	Excessive severance provisions (e.g., including excessive change in control payments);

•	Change in control payouts without loss of job or substantial diminution of job duties;

•	Internal pay disparity;

•	Options backdating (covered in a separate policy); and
Equity Compensation Plans
Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

•	The total cost of the company’s equity plans is unreasonable;

•	The plan expressly permits the repricing of stock options without prior shareholder approval;

•	There is a disconnect between CEO pay and the company’s performance;

•	The company’s three year burn rate exceeds the greater of 2% and the mean plus 1 standard deviation of its industry group; or

•	The plan is a vehicle for poor pay practices.
Director Compensation
Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company’s allowable cap.
On occasion, director stock plans that set aside a relatively small number of shares when combined with employee or executive stock compensation plans exceed the allowable cap. Vote for the plan if ALL of the following qualitative factors in the board’s compensation are met and disclosed in the proxy statement:

•	Director stock ownership guidelines with a minimum of three times the annual cash retainer.

•	Vesting schedule or mandatory holding/deferral period:
         — A minimum vesting of three years for stock options or restricted stock; or
         — Deferred stock payable at the end of a three-year deferral period.

•	Mix between cash and equity:

—	A balanced mix of cash and equity, for example 40% cash/60% equity or 50% cash/50% equity; or
—	If the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.

•	No retirement/benefits and perquisites provided to non-employee directors; and

•	Detailed disclosure provided on cash and equity compensation delivered to each non-employee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.
Employee Stock Purchase Plans — Qualified Plans
Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR employee stock purchase plans where all of the following apply:

•	Purchase price is at least 85% of fair market value;

•	Offering period is 27 months or less; and

•	The number of shares allocated to the plan is ten percent or less of the outstanding shares.
Employee Stock Purchase Plans — Non-Qualified Plans
Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all the following features:

•	Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5% or more of beneficial ownership of the company);

•	Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;

•	Company matching contribution up to 25% of employee’s contribution, which is effectively a discount of 20% from market value;

•	No discount on the stock price on the date of purchase, since there is a company matching contribution.
Options Backdating
In cases where a company has practiced options backdating, WITHHOLD on a CASE-BY-CASE basis from the members of the compensation committee, depending on the severity of the practices and the subsequent corrective actions on the part of the board. WITHHOLD from the compensation committee members who oversaw the questionable options grant practices or from current compensation committee members who fail to respond to the issue proactively, depending on several factors, including, but not limited to:

•	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;

•	Length of time of options backdating;

•	Size of restatement due to options backdating;

•	Corrective actions taken by the board or compensation committee, such as canceling or repricing backdated options, or recouping option gains on backdated grants;

•	Adoption of a grant policy that prohibits backdating, and creation of a fixed grant schedule or window period for equity grants going forward.
Severance Agreements for Executives/ Golden Parachutes
Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:

•	The triggering mechanism should be beyond the control of management;

•	The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation) during the five years prior to the year in which the change of control occurs;

•	Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

9.	Corporate Responsibility
Animal Rights
Generally vote AGAINST proposals to phase out the use of animals in product testing unless:

•	The company is conducting animal testing programs that are unnecessary or not required by regulation;

•	The company is conducting animal testing when suitable alternatives are accepted and used at peer firms;

•	The company has been the subject of recent, significant controversy related to its testing programs.
Drug Pricing and Re-importation
Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products, unless the company fails to adhere to legislative guidelines or industry norms in its product pricing. Vote CASE-BY-CASE on proposals requesting that the company evaluate their product pricing considering:

•	The existing level of disclosure on pricing policies;

•	Deviation from established industry pricing norms;

•	The company’s existing initiatives to provide its products to needy consumers;

•	Whether the proposal focuses on specific products or geographic regions.
Generally vote FOR proposals requesting that companies report on the financial and legal impact of their policies regarding prescription drug re-importation unless such information is already publicly disclosed. Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug re-importation.
Genetically Modified Foods
Vote AGAINST proposals asking companies to voluntarily label genetically engineered (GE) ingredients in their products, or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.
Tobacco
Most tobacco-related proposals (such as on second-hand smoke, advertising to youth, and spin-offs of tobacco-related business) should be evaluated on a CASE-BY-CASE basis.
Toxic Chemicals
Generally vote FOR resolutions requesting that a company discloses its policies related to toxic chemicals. Vote CASE-BY-CASE on resolutions requesting that companies evaluate and disclose the potential financial and legal risks associated with utilizing certain chemicals. Generally vote AGAINST resolutions requiring that a company reformulate its products within a certain timeframe, unless such actions are required by law in specific markets.
Arctic National Wildlife Refuge
Generally vote AGAINST request for reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR) unless:

•	New legislation is adopted allowing development and drilling in the ANWR region;

•	The company intends to pursue operations in the ANWR; and

•	The company has not disclosed an environmental risk report for its ANWR operations.
Concentrated Area Feeding Operations (CAFOs)
Vote FOR resolutions requesting that companies report to shareholders on the risks and liabilities associated with CAFOs, unless:

•	The company has publicly disclosed guidelines for its corporate and contract farming operations, including compliance monitoring; or

•	The company does not directly source from CAFOs.
Global Warming and Kyoto Protocol Compliance
Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company’s line of business. Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines or litigation resulting from greenhouse gas emissions.
Generally vote FOR resolutions requesting that companies outline their preparations to comply with standards established by Kyoto Protocol signatory markets unless:

•	The company does not maintain operations in Kyoto signatory markets;

•	The company already evaluates and substantially discloses such information; or,

•	Greenhouse gas emissions do not significantly impact the company’s core businesses.
Political Contributions
Vote CASE-BY-CASE on proposals to improve the disclosure of a company’s political contributions considering: recent significant controversy or litigation related to the company’s political contributions or governmental affairs; and the public availability of a policy on political contributions. Vote AGAINST proposals barring the company from making political contributions.
Link Executive Compensation to Social Performance
Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities.
Outsourcing/ Off-shoring
Vote CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, considering: the risks associated with certain international markets; the utility of such a report to shareholders; the existence of a publicly available code of corporate conduct that applies to international operations.
Country-specific Human Rights Reports
Vote CASE-BY-CASE on requests for reports detailing the company’s operations in a particular country and on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring.

10.	Mutual Fund Proxies
Election of Directors
Vote CASE-BY-CASE on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.
Converting Closed-end Fund to Open-end Fund
Vote CASE-BY-CASE on conversion proposals, considering the following factors:

•	Past performance as a closed-end fund;

•	Market in which the fund invests;

•	Measures taken by the board to address the discount; and

•	Past shareholder activism, board activity, and votes on related proposals.
Establish Director Ownership Requirement
Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Reimburse Shareholder for Expenses Incurred
Vote CASE-BY-CASE on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote FOR the reimbursement of the proxy solicitation expenses.

Appendix C
DESCRIPTION OF RATINGS
      The ratings of Moody’s Investors Service, Inc., Standard & Poor’s Ratings Group and Fitch Ratings represent their opinions as to the quality of various debt obligations. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt obligations with the same maturity, coupon and rating may have different yields while debt obligations of the same maturity and coupon with different ratings may have the same yield. As described by the rating agencies, ratings are generally given to securities at the time of issuances. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.
Description of Moody’s Investors Service, Inc.’s Long-Term Obligation Ratings:
      Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.
      Aaa — Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.
      Aa — Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
      A — Obligations rated A are considered upper-medium grade and are subject to low credit risk.
      Baa — Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.
      Ba — Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.
      B — Obligations rated B are considered speculative and are subject to high credit risk.
      Caa — Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.
      Ca — Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
      C — Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.
      Note: Moody’s appends numerical modifiers “1”, “2” and “3” to each generic rating classification from “Aa” through “Caa.” The modifier “1” indicates that the obligation ranks in the higher end of its generic rating category; the modifier “2” indicates a mid-range ranking; and the modifier “3” indicates a ranking in the lower end of that generic rating category.
Description of Moody’s Investors Service, Inc.’s Short-Term Prime Ratings:
      Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.
      P-1 — Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
      P-2 — Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
      P-3 — Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

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      NP — Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
      Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.
Description of Standard & Poor’s Ratings Group’s Long-Term Issue Credit Ratings:
      Issue credit ratings are based, in varying degrees, on the following considerations: (1) likelihood of payment — capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.
      The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.
      AAA — An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.
      AA — An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial obligations is very strong.
      A — An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
      BBB — An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
      BB, B, CCC, CC, and C — Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
      BB — An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
      B — An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
      CCC — An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
      CC — An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.
      C — A subordinated debt or preferred stock obligation rated ‘C’ is currently highly vulnerable to nonpayment. The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or

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similar action taken, but payments on this obligation are being continued. A ‘C’ also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.
      D — An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.
      Plus (+) or Minus -: The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus - sign to show relative standing within the major rating categories.
      N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.
      Active Qualifiers (Currently applied and/or outstanding)
      i: This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The ‘i’ subscript indicates that the rating addresses the interest portion of the obligation only. The ‘i’ subscript will always be used in conjunction with the ‘p’ subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.
      L: Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.
      p: This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ subscript indicates that the rating addresses the principal portion of the obligation only. The ‘p’ subscript will always be used in conjunction with the ‘i’ subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.
      pi: Ratings with a ‘pi’ subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and are therefore based on less comprehensive information than ratings without a ‘pi’ subscript. Ratings with a ‘pi’ subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.
      pr: The letters ‘pr’ indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.
      preliminary: Preliminary ratings are assigned to issues, including financial programs, in the following circumstances. Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. Assignment of a final rating is conditional on the receipt and approval by Standard & Poor’s of appropriate documentation. Changes in the information provided to Standard & Poor’s could result in the assignment of a different rating. In addition, Standard & Poor’s reserves the right not to issue a final rating. Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies. The final rating may differ from the preliminary rating.

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      t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.
      Local Currency and Foreign Currency Risks: Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.
Description of Standard & Poor’s Ratings Group’s Short-Term Issue Credit Ratings:
      A-1 — Short-term obligation rated “A-1” is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments is extremely strong.
      A-2 — Short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.
      A-3 — Short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
      B — A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
      B-1 — A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.
      B-2 — A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.
      B-3 — A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.
      C — A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.
      D — A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.
      Active Qualifiers (Currently applied and/or outstanding)
      i: This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The ‘i’ subscript indicates that the rating addresses the

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interest portion of the obligation only. The ‘i’ subscript will always be used in conjunction with the ‘p’ subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.
      L: Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.
      p: This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ subscript indicates that the rating addresses the principal portion of the obligation only. The ‘p’ subscript will always be used in conjunction with the ‘i’ subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.
      pi: Ratings with a ‘pi’ subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and are therefore based on less comprehensive information than ratings without a ‘pi’ subscript. Ratings with a ‘pi’ subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.
      pr: The letters ‘pr’ indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.
      preliminary: Preliminary ratings are assigned to issues, including financial programs, in the following circumstances. Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. Assignment of a final rating is conditional on the receipt and approval by Standard & Poor’s of appropriate documentation. Changes in the information provided to Standard & Poor’s could result in the assignment of a different rating. In addition, Standard & Poor’s reserves the right not to issue a final rating. Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies. The final rating may differ from the preliminary rating.
      t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date. Local Currency and Foreign Currency Risks: Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.
Description of Standard & Poor’s Ratings Group’s Ratings of Commercial Paper:
      A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from “A” for the highest-quality obligations to “D” for the lowest. These categories are as follows:
      A-1 — This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

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      A-2 — Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated ‘A-1’.
      A-3 — Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.
      B — Issues rated ‘B’ are regarded as having only speculative capacity for timely payment.
      C — This rating is assigned to short-term debt obligations with a doubtful capacity for payment.
      D — Debt rated ‘D’ is in payment default. The ‘D’ rating category is used when interest payments of principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor’s believes such payments will be made during such grace period.
Description of Standard & Poor’s Ratings Group’s Dual Ratings:
      Standard & Poor’s assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure.
      The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, “AAA/A-1+”). With short-term demand debt, Standard & Poor’s note rating symbols are used with the commercial paper rating symbols (for example, “SP-1+/A-1+”).
Description of Fitch Ratings International Long-Term Credit Ratings:
      International Long-Term Credit Ratings (“LTCR”) may also be referred to as “Long-Term Ratings.” When assigned to most issuers, it is used as a benchmark measure of probability of default and is formally described as an Issuer Default Rating (IDR). The major exception is within Public Finance, where IDRs will not be assigned as market convention has always focused on timeliness and does not draw analytical distinctions between issuers and their underlying obligations. When applied to issues or securities, the LTCR may be higher or lower than the issuer rating (IDR) to reflect relative differences in recovery expectations. The following rating scale applies to foreign currency and local currency ratings.
Investment Grade
      AAA — Highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
      AA — Very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
      A — High credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.
      BBB — Good credit quality. “BBB” ratings indicate that there is currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate, but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

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Speculative Grade
      BB — Speculative. “BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.
      B — Highly speculative. For issuers and performing obligations, ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment. For individual obligations, ‘B’ ratings may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of ‘R1’ (outstanding).
      CCC — For issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions. For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of ‘R2’ (superior), or ‘R3’ (good) or ‘R4’ (average).
      CC — For issuers and performing obligations, default of some kind appears probable. For individual obligations, may indicate distressed or defaulted obligations with a Recovery Rating of ‘R4’ (average) or ‘R5’ (below average).
      C — For issuers and performing obligations, default is imminent. For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of ‘R6’ (poor).
      RD — Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.
      D — Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following: (i) failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation; (ii) the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor; or (iii) the distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.
      Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.
      Issuers will be rated ‘D’ upon a default. Defaulted and distressed obligations typically are rated along the continuum of ‘C’ to ‘B’ ratings categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and/or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the ‘B’ or ‘CCC-C’ categories.
      Default is determined by reference to the terms of the obligations’ documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation’s documentation, or where it believes that default ratings consistent with Fitch’s published definition of default are the most appropriate ratings to assign.
Description of Fitch Ratings International Short-Term Credit Ratings:
      International Short-Term Credit Ratings may also be referred to as “Short-Term Ratings.” The following ratings scale applies to foreign currency and local currency ratings. A short-term rating has a time horizon of

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less than 13 months for most obligations, or up to three years for U.S. public finance, in line with industry standards, to reflect unique characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.
      F1 — Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
      F2 — Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.
      F3 — Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.
      B — Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.
      C — High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.
      D — Default. Indicates an entity or sovereign that has defaulted on all of its financial obligations.
      Notes to Fitch Ratings International Long-Term and Short-Term Credit Ratings:
      The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC’, or to Short-term ratings other than ‘F1’. (The +/-modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)
      Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.
      Rating Outlook: An Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are ‘stable’ could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.
      Program ratings (such as the those assigned to MTN shelf registrations) relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e. those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.
      Variable rate demand obligations and other securities which contain a short-term ‘put’ or other similar demand feature will have a dual rating, such as AAA/ F1+. The first rating reflects the ability to meet long-term principal and interest payments, whereas the second rating reflects the ability to honor the demand feature in full and on time.
      Interest Only: Interest Only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.
      Principal Only: Principal Only ratings address the likelihood that a security holder will receive their initial principal investment either before or by the scheduled maturity date.

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      Rate of Return: Ratings also may be assigned to gauge the likelihood of an investor receiving a certain predetermined internal rate of return without regard to the precise timing of any cash flows.
      ‘PIF’: Paid-in -Full; denotes a security that is paid-in-full, matured, called, or refinanced.
      ‘NR’ indicates that Fitch Ratings does not rate the issuer or issue in question.
      ‘Withdrawn’: A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced, or for any other reason Fitch Ratings deems sufficient.

C-9

PART C
OTHER INFORMATION
Item 23. Exhibits
Unless otherwise noted, all references are to the Registrant’s initial registration statement on Form N-1A filed with the Securities and Exchange Commission (the “SEC”) (the “Registration Statement”) (File Nos. 333-91278 and 811-21128).
(a)(1) The Registrant’s Declaration of Trust dated as of October 2, 2006 is incorporated by reference to Post -Effective Amendment No. 11 to the Registration Statement filed on April 27, 2007 (“Post-Effective Amendment No. 11”).
(2) Designation of Series of Shares of Beneficial Interests in the Trust effective as of June 25, 2007 is incorporated herein by reference to Post-Effective Amendment No. 12 to the Registration Statement filed on September 7, 2007 (“Post-Effective Amendment No. 12”).
(b) The Registrant’s By-Laws dated October 4, 2006 are incorporated by reference to Post-Effective Amendment No. 11.
(c) Not Applicable.
(d)(1) Form of Management Agreement between the Registrant, on behalf of Legg Mason Partners Variable Aggressive Growth Portfolio, and Legg Mason Partners Fund Advisor, LLC (“LMPFA”), dated April 27, 2007, is incorporated herein by reference to Post-Effective Amendment No. 12.
(2) Form of Management Agreement between the Registrant, on behalf of Legg Mason Partners Variable Appreciation Portfolio, and LMPFA, dated April 27, 2007, is incorporated herein by reference to Post-Effective Amendment No. 12.
(3) Form of Management Agreement between the Registrant, on behalf of Legg Mason Partners Variable Capital and Income Portfolio, and LMPFA, dated April 27, 2007, is incorporated herein by reference to Post-Effective Amendment No. 12.
(4) Form of Management Agreement between the Registrant, on behalf of Legg Mason Partners Variable Dividend Strategy Portfolio, and LMPFA, dated April 27, 2007, is incorporated herein by reference to Post-Effective Amendment No. 12.
(5) Form of Management Agreement between the Registrant, on behalf of Legg Mason Partners Variable Equity Index Portfolio, and LMPFA, dated April 27, 2007, is incorporated herein by reference to Post-Effective Amendment No. 12.
(6) Form of Management Agreement between the Registrant, on behalf of Legg Mason Partners Variable Fundamental Value Portfolio, and LMPFA, dated April 27, 2007, is incorporated herein by reference to Post-Effective Amendment No. 12.
(7) Form of Management Agreement between the Registrant, on behalf of Legg Mason Partners Variable International All Cap Opportunity Portfolio, and LMPFA, dated April 27, 2007, is incorporated herein by reference to Post-Effective Amendment No. 12.
(8) Form of Management Agreement between the Registrant, on behalf of Legg Mason Partners Variable Investors Portfolio, and LMPFA, dated April 27, 2007, is incorporated herein by reference to Post-Effective Amendment No. 12.
(9) Form of Management Agreement between the Registrant, on behalf of Legg Mason Partners Variable Large Cap Growth Portfolio, and LMPFA, dated April 27, 2007, is incorporated herein by reference to Post-Effective Amendment No. 12.
(10) Form of Management Agreement between the Registrant, on behalf of Legg Mason Partners Variable Lifestyle Allocation 50%, and LMPFA, dated April 27, 2007, is incorporated herein by reference to Post-Effective Amendment No. 12.
(11) Form of Management Agreement between the Registrant, on behalf of Legg Mason Partners Variable Lifestyle Allocation 70%, and LMPFA, dated April 27, 2007, is incorporated herein by reference to Post-Effective Amendment No. 12.
(12) Form of Management Agreement between the Registrant, on behalf of Legg Mason Partners Variable Lifestyle Allocation 85%, and LMPFA, dated April 27, 2007, is incorporated herein by reference to Post-Effective Amendment No. 12.
(13) Form of Management Agreement between the Registrant, on behalf of Legg Mason Partners Variable Mid Cap Core Portfolio, and LMPFA, dated April 27, 2007, is incorporated herein by reference to Post-Effective Amendment No. 12.
(14) Form of Management Agreement between the Registrant, on behalf of Legg Mason Partners Variable Multiple Discipline Portfolio—Global All Cap Growth and Value, and LMPFA, dated April 27, 2007, is incorporated herein by reference to Post-Effective Amendment No. 12.
(15) Form of Management Agreement between the Registrant, on behalf of Legg Mason Partners Variable Multiple Discipline Portfolio—Large Growth and Value, and LMPFA, dated April 27, 2007, is incorporated herein by reference to Post-Effective Amendment No. 12.

(16) Form of Management Agreement between the Registrant, on behalf of Legg Mason Partners Variable Multiple Discipline Portfolio—All Cap Growth and Value, and LMPFA, dated April 27, 2007, is incorporated herein by reference to Post-Effective Amendment No. 12.
(17) Form of Management Agreement between the Registrant, on behalf of Legg Mason Partners Variable Small Cap Growth Portfolio, and LMPFA, dated April 27, 2007, is incorporated herein by reference to Post-Effective Amendment No. 12.
(18) Form of Management Agreement between the Registrant, on behalf of Legg Mason Partners Variable Social Awareness Portfolio, and LMPFA, dated April 27, 2007, is incorporated herein by reference to Post-Effective Amendment No. 12.
(19) Form of Subadvisory Agreement between LMPFA and ClearBridge Advisors, LLC (“ClearBridge”), regarding Legg Mason Partners Variable Aggressive Growth Portfolio, dated April 27, 2007, is incorporated herein by reference to Post-Effective Amendment No. 12.
(20) Form of Subadvisory Agreement between LMPFA and ClearBridge, regarding Legg Mason Partners Variable Appreciation Portfolio, dated April 27, 2007, is incorporated herein by reference to Post-Effective Amendment No. 12.
(21) Form of Subadvisory Agreement between LMPFA and Western Asset Management Company (“WAM”), regarding Legg Mason Partners Variable Capital and Income Portfolio, dated April 27, 2007, is incorporated herein by reference to Post-Effective Amendment No. 12.
(22) Form of Subadvisory Agreement between LMPFA and Western Asset Management Company Limited (“WAML”), regarding Legg Mason Partners Variable Capital and Income Portfolio, dated April 27, 2007, is incorporated herein by reference to Post-Effective Amendment No. 12.
(23) Form of Subadvisory Agreement between LMPFA and ClearBridge, regarding Legg Mason Partners Variable Capital and Income Portfolio, dated April 27, 2007, is incorporated herein by reference to Post-Effective Amendment No. 12.
(24) Form of Subadvisory Agreement between LMPFA and ClearBridge, regarding Legg Mason Partners Variable Dividend Strategy Portfolio, dated April 27, 2007, is incorporated herein by reference to Post-Effective Amendment No. 12.
(25) Form of Subadvisory Agreement between LMPFA and Batterymarch Financial Management, Inc., (“Batterymarch”), regarding Legg Mason Partners Variable Equity Index Portfolio, dated April 27, 2007, is incorporated herein by reference to Post-Effective Amendment No. 12.
(26) Form of Subadvisory Agreement between LMPFA and ClearBridge, regarding Legg Mason Partners Variable Fundamental Value Portfolio, dated April 27, 2007, is incorporated herein by reference to Post-Effective Amendment No. 12.
(27) Form of Subadvisory Agreement between LMPFA and Brandywine Global Investment Management, LLC (“Brandywine”), regarding Legg Mason Partners Variable International All Cap Opportunity Portfolio, dated April 27, 2007, is incorporated herein by reference to Post-Effective Amendment No. 12.
(28) Form of Subadvisory Agreement between LMPFA and ClearBridge, regarding Legg Mason Partners Variable Investors Portfolio, dated April 27, 2007, is incorporated herein by reference to Post-Effective Amendment No. 12.
(29) Form of Subadvisory Agreement between LMPFA and ClearBridge, regarding Legg Mason Partners Variable Large Cap Growth Portfolio, dated April 27, 2007, is incorporated herein by reference to Post-Effective Amendment No. 12.
(30) Form of Subadvisory Agreement between LMPFA and Legg Mason Global Asset Allocation, LLC (“Legg Mason Global”), regarding Legg Mason Partners Variable Lifestyle Allocation 50%, dated April 27, 2007, is incorporated herein by reference to Post-Effective Amendment No. 12.
(31) Form of Subadvisory Agreement between LMPFA and Legg Mason Global, regarding Legg Mason Partners Variable Lifestyle Allocation 70%, dated April 27, 2007, is incorporated herein by reference to Post-Effective Amendment No. 12.
(32) Form of Subadvisory Agreement between LMPFA and Legg Mason Global, regarding Legg Mason Partners Variable Lifestyle Allocation 85%, dated April 27, 2007, is incorporated herein by reference to Post-Effective Amendment No. 12.
(33) Form of Subadvisory Agreement between LMPFA and ClearBridge, regarding Legg Mason Partners Variable Mid Cap Core Portfolio, dated April 27, 2007, is incorporated herein by reference to Post-Effective Amendment No. 12.
(34) Form of Subadvisory Agreement between LMPFA and ClearBridge, regarding Legg Mason Partners Variable Multiple Discipline Portfolio—Global All Cap Growth and Value, dated April 27, 2007, is incorporated herein by reference to Post-Effective Amendment No. 12.

(35) Form of Subadvisory Agreement between LMPFA and ClearBridge, regarding Legg Mason Partners Variable Multiple Discipline Portfolio—Large Cap Growth and Value, dated April 27, 2007, is incorporated herein by reference to Post-Effective Amendment No. 12.
(36) Form of Subadvisory Agreement between LMPFA and ClearBridge, regarding Legg Mason Partners Variable Multiple Discipline Portfolio—All Cap Growth and Value, dated April 27, 2007, is incorporated herein by reference to Post-Effective Amendment No. 12.
(37) Form of Subadvisory Agreement between LMPFA and ClearBridge, regarding Legg Mason Partners Variable Small Cap Growth Portfolio, dated April 27, 2007, is incorporated herein by reference to Post-Effective Amendment No. 12.
(38) Form of Subadvisory Agreement between LMPFA and Legg Mason Investment Counsel, LLC (“LMIC”), regarding Legg Mason Partners Variable Social Awareness Portfolio, dated April 27, 2007, is incorporated herein by reference to Post-Effective Amendment No. 12.
(e)(1) Form of the Distribution Agreement between the Registrant and Citigroup Global Markets Inc. (“CGMI”) (formerly Salomon Smith Barney Inc.) (the “CGMI Distribution Agreement”) is incorporated by reference to the Registration Statement.
(2) Form of the Distribution Agreement between the Registrant and PFS Distributors, Inc. is incorporated by reference to the Registration Statement.
(3) Amendment to the CGMI Distribution Agreement dated December 1, 2005 between the Registrant and CGMI is incorporated herein by reference to Post-Effective Amendment No. 5 to the Registration Statement filed on April 27, 2006 (“Post-Effective Amendment No. 5”).
(4) Distribution Agreement dated December 1, 2005 between Registrant and Legg Mason Investors Services, LLC (“LMIS”) is incorporated herein by reference to Post-Effective Amendment No. 5.
(5) Letter Agreement amending the Distribution Agreements with CGMI dated April 10, 2007 is incorporated herein by reference to Post-Effective Amendment No. 12.
(6) Letter Agreement amending the Distribution Agreements with PFS, dated April 6, 2007, is incorporated herein by reference to Post-Effective Amendment No. 12.
(7) Letter Agreement amending the Distribution Agreements with LMIS, dated April 5, 2007, is incorporated herein by reference to Post-Effective Amendment No. 12.
(f)(1) Emeritus Retirement Plan relating to certain funds, established effective as of January 1, 2007, is incorporated herein by reference to Post-Effective Amendment No. 6.
(2) Amended and Restated Trustee Retirement Plan relating to certain funds dated as of January 1, 2005 (the “General Retirement Plan”), is incorporated herein by reference to Post-Effective Amendment No. 6.
(3) Legg Mason Investment Series (f/k/a Smith Barney Investment Series) Amended and Restated Trustees Retirement Plan dated as of January 1, 2005, is incorporated herein by reference to Post-Effective Amendment No. 6.
(4) Amendment to the General Retirement Plan and the Legg Mason Partners Investment Series Amended and Restated Trustees Retirement Plan is incorporated herein by reference to Post-Effective Amendment No. 6.
(5) Amended and Restated Emeritus Retirement Plan relating to certain funds, established effective as of January 1, 2007, is incorporated herein by reference to Post-Effective Amendment No. 6.
(g)(1) Custodian Services Agreement with State Street Bank and Trust Company (“State Street”), dated January 1, 2007, is incorporated herein by reference to Post-Effective Amendment No. 12.
     (2) Letter Agreement amending the Custodian Services Agreement with State Street, dated April 9, 2007, is incorporated herein by reference to Post-Effective Amendment No. 12.
(h)(1) Form of Transfer Agency and Service Agreement between the Registrant and Citicorp Trust Bank, fsb. is incorporated herein by reference to the Registration Statement.
(2) Transfer Agency Agreement between Registrant and PFPC Inc. is incorporated herein by reference to Post-Effective Amendment No. 5.
(3) Letter Agreement amending the Transfer Agency and Services Agreement with PFPC Inc., dated April 9, 2007, is incorporated herein by reference to Post-Effective Amendment No. 12.

(4) License Agreement between Citigroup, Inc. and Registrant, dated December 1, 2005, is incorporated herein by reference to Post-Effective Amendment No. 5.
(5) Form of License Agreement between Legg Mason Properties, Inc. and Registrant, dated April 6, 2006, is incorporated herein by reference to Post-Effective Amendment No. 5.
(6) Form of Fee Waiver and Expense Reimbursement Agreement between the Registrant and LMPFA, regarding Legg Mason Partners Variable Capital and Income Portfolio, dated April 27, 2007, is incorporated herein by reference to Post-Effective Amendment No. 12.
(7) Form of Fee Waiver and Expense Reimbursement Agreement between the Registrant and LMPFA, regarding Legg Mason Partners Variable Large Cap Growth Portfolio, dated April 27, 2007, is incorporated herein by reference to Post-Effective Amendment No. 12.
(i)(1) Opinion and Consent of Willkie Farr & Gallagher LLP as to legality of the Class II shares of Variable Appreciation Portfolio is incorporated herein by reference to Post-Effective Amendment No. 12.
(2) Opinion and Consent of Venable LLP regarding the legality of the Class II shares of Variable Appreciation Portfolio is incorporated herein by reference to Post-Effective Amendment No. 12.
(j)(1) Consent of Independent Registered Public Accounting Firm is filed herewith.
(2) Power of Attorney dated February 7, 2007 is incorporated by reference to Post-Effective Amendment No. 11.
(k) Not Applicable.
(l) Not Applicable
(m) Shareholder Services and Distribution Plan pursuant to Rule 12b-1 of the Registrant, on behalf of Legg Mason Partners Variable Aggressive Growth Portfolio; Legg Mason Partners Variable Appreciation Portfolio; Legg Mason Partners Variable Capital and Income Portfolio; Legg Mason Partners Variable Dividend Strategy Portfolio; Legg Mason Partners Variable Equity Index Portfolio; Legg Mason Partners Variable Fundamental Value Portfolio; Legg Mason Partners Variable International All Cap Opportunity Portfolio; Legg Mason Partners Variable Investors Portfolio; Legg Mason Partners Variable Large Cap Growth Portfolio; Legg Mason Partners Variable Lifestyle Allocation 50%; Legg Mason Partners Variable Lifestyle Allocation 70%; Legg Mason Partners Variable Lifestyle Allocation 85%; Legg Mason Partners Variable Mid Cap Core Portfolio; Legg Mason Partners Variable Multiple Discipline Portfolio—All Cap Growth and Value; Legg Mason Partners Variable Multiple Discipline Portfolio—Global All Cap Growth and Value; Legg Mason Partners Variable Multiple Discipline Portfolio—Large Cap Growth and Value; Legg Mason Partners Variable Small Cap Growth Portfolio and Legg Mason Partners Variable Social Awareness Portfolio, dated February 8, 2007, is filed herewith.
(n) Rule 18f-3(d) Multiple Class Plan of the Registrant pursuant to Rule 18f-3 is incorporated herein by reference to Post-Effective Amendment No. 12.
(o) Not Applicable.
(p)(1) Code of Ethics of Citigroup Asset Management—North America and certain registered Investment companies, as amended September 13, 2005 (adopted by LMPFA and ClearBridge), is incorporated herein by reference to Post-Effective Amendment No. 5.
(2) Code of Ethics of Legg Mason Investor Services, LLC, dated December 1, 2005, is incorporated herein by reference to Post-Effective Amendment No. 5.
(3) Code of Ethics of PFS Distributors, Inc. (merged into PFS) is incorporated herein by reference to Pre-Effective Amendment No. 1.
(4) Code of Ethics of WAM and WAML dated as of February, 2005, is incorporated herein by reference to Post-Effective Amendment No. 6.
(5) Code of Ethics of Batterymarch is incorporated herein by reference to Post-Effective Amendment No. 12.
(6) Code of Ethics of Brandywine to be filed by amendment.
(7) Code of Ethics of Legg Mason Global to be filed by amendment.
(8) Code of Ethics of LMIC to be filed by amendment.
Item 24. Persons Controlled by or under Common Control with Registrant
Not Applicable.
Item 25. Indemnification
The response to this item is, in part, incorporated by reference to the Registrant Statement. Reference is also made to (a) Section 4 of the Distribution Agreement between the Registrant and Citigroup Global Markets Inc. (the “CGMI Distribution Agreement”), incorporated by reference herein; (b) paragraph 7 of the Amendment to the CGMI Distribution Agreement incorporated by reference herein; (c) Section 4 of the Distribution Agreement between the Registrant and PFS Distributors, Inc. (the “PFS Distribution Agreement”), incorporated by reference herein; (d) paragraph 9 of the Distribution Agreement between the Registrant and Legg Mason Investor Services, LLC
Item 26. Business and Other Connections of Investment Adviser
Investment Adviser — Legg Mason Partners Fund Advisor, LLC (“LMPFA”)

     LMPFA was formed in 2006 under the laws of the State of Delaware as a limited liability company. LMPFA is a direct wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”).
          LMPFA is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The list required by this Item 26 of officers and directors of LMPFA together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by LMPFA pursuant to the Investment Advisers Act of 1940, as amended (SEC File No. 801-66785).
Subadviser — ClearBridge Advisors, LLC (“ClearBridge”)
ClearBridge was organized under the laws of the State of Delaware as a limited liability company. ClearBridge is a direct wholly-owned subsidiary of Legg Mason.
ClearBridge is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The list required by this Item 26 of officers and directors of ClearBridge together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by ClearBridge pursuant to the Investment Advisers Act of 1940, as amended (SEC File No. 801-64710).
Subadviser — Western Asset Management Company (“WAM”) is an investment adviser registered with the SEC under the Advisers Act. The following is a list of other substantial business activities in which directors, officers or partners of WAM have been engaged as director, officer, employee, partner, or trustee.

Peter L. Bain	Director, WAM
Director, LMFM
Manager, Brandywine
Senior Executive Vice President, Legg Mason, Inc.
Director, Nova Scotia
Vice President and Director, BMML
Director, LMCM
Director, Bartlett
Director, Berkshire
Director, LM Funding
Director, LM Properties
Director, LMRG
Director, LM Tower
Director, PCM I
Director, PCM II
Manager, Royce
Director, Western Asset Management Company Limited

James W. Hirschmann III	Director, WAM

Director, Western Asset Management Company Limited

D. Daniel Fleet	President and CEO, WAM

Gavin L. James	Director of Global Client Services, WAM
Senior Executive Officer, Western Asset Management Company Limited

Gregory McShea	General Counsel and Secretary, WAM
General Counsel and Secretary, Western Asset Management Company Limited

WAM is located at 385 East Colorado Boulevard, Pasadena, CA 91101.
Subadviser—Western Asset Management Company Limited (“WAML”) was incorporated under the laws of England as a corporation. WAML is a wholly-owned subsidiary of Legg Mason.
WAML is registered as an investment adviser under the Advisers Act.
The following is a list of other substantial business activities in which directors, officers or partners of WAML have been engaged as director, officer, employee, partner, or trustee.

Peter L. Bain	Director, WAML
Director, LMCM
Manager, Brandywine
Senior Executive Vice President, Legg Mason
Director, Nova Scotia
Director, LMFM
Director, Barrett Director, Bartlett
Director, Berkshire
Director, LM Funding
Director, LM Properties
Director, LMRG
Director, LM Tower
Director, PCM I
Director, PCM II
Manager, Royce
Director, WAM

James W. Hirschmann III	Director, WAML
President, Legg Mason, Inc.
Director, WAM

Gavin L. James	Senior Executive Officer, WAML
Director of Global Client Services, WAM

Gregory B. McShea	General Counsel and CCO, WAML General Counsel and CCO, WAM
Subadviser — Batterymarch Financial Management, Inc. (“Batterymarch”)
Batterymarch was organized under the laws of the State of Maryland as a corporation. Batterymarch is an indirect wholly-owned subsidiary of Legg Mason.
Batterymarch is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The list required by this Item 26 of officers and directors of Batterymarch together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Batterymarch pursuant to the Investment Advisers Act of 1940, as amended (SEC File No. 801- 48035).
Subadviser — Brandywine Global Investment Management, LLC (“Brandywine”)
Brandywine is organized under the laws of the State of Maryland as a limited liability company. Brandywine is a wholly-owned subsidiary of Legg Mason.
Brandywine is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The list required by this Item 26 of officers and directors of Brandywine together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Brandywine pursuant to the Investment Advisers Act of 1940, as amended (SEC File No. 801-27797).
Subadviser —Legg Mason Global Asset Allocation, LLC (“Legg Mason Global”).
Legg Mason Global is organized under the laws of the State of Delaware as a limited liability company. LMIC is a wholly-owned subsidiary of Legg Mason.
Legg Mason Global is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The list required by this Item 26 of officers and directors of Legg Mason Global together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Legg Mason Global pursuant to the Investment Advisers Act of 1940, as amended (SEC File No. 801-67287).
Subadviser —Legg Mason Investment Counsel, LLC (“LMIC”)
LMIC is organized under the laws of the State of Maryland as a limited liability company. LMIC is a wholly-owned subsidiary of Legg Mason.
LMIC is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The list required by this Item 26 of officers and directors of LMIC together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by LMIC pursuant to the Investment Advisers Act of 1940, as amended (SEC File No. 801-63656).
Item 27. Principal Underwriters
     (a) CGMI, a distributor of the Registrant, is the distributor for each series of the registrants listed: Legg Mason Partners Funds Trust, Variable Annuity Portfolios, Legg Mason Partners Premium Money Market Trust, Legg Mason Partners Institutional Trust, Legg Mason Partners Money Market Trust, Smith Barney Multiple Discipline Trust, Consulting Group Capital Markets Funds, High Income Opportunity Fund Inc., Intermediate Muni Fund, Inc., Legg Mason Partners Equity Trust, LMP Real Estate Income Fund Inc., Western Asset Managed High Income Portfolio Inc., Western Asset Managed Municipals Portfolio Inc., Western Asset Municipal High Income Fund Inc., LMP Corporate Loan Fund Inc., Western Asset Zenix Income Fund Inc., Barrett Opportunity Fund, Inc. (prior to 12/1/06, Salomon Brothers Opportunity Fund Inc), Western Asset 2008 Worldwide Dollar Government Term Trust Inc., Western Asset High Income Fund Inc., Western Asset High Income Fund II Inc., Western Asset Emerging Markets Income Fund Inc., Western Asset Emerging Markets Income Fund II Inc., Western Asset Emerging Markets Floating Rate Fund Inc., Western Asset Global High Income Fund Inc., Western Asset Emerging Markets Debt Fund Inc., LMP Capital and Income Fund, Inc., Western Asset Inflation Management Fund Inc., Western Asset Variable Rate Strategic Fund, Inc., Western Asset Global Partners Income Fund Inc., Western Asset Municipal Partners Fund Inc., Western Asset Municipal Partners Fund II Inc., Legg Mason Partners Variable Income Trust, Legg Mason Partners Income Trust, Smith Barney Institutional Cash Management Fund, Inc., and various series of unit investment trusts.
     LMIS, a distributor of the Registrant is also a distributor of the following funds: Legg Mason Partners Funds Trust, Variable Annuity Portfolios, Legg Mason Partners Premium Money Market Trust, Legg Mason Partners Institutional Trust, Legg Mason Partners

Money Market Trust, Smith Barney Multiple Discipline Trust, High Income Opportunity Fund Inc., Intermediate Muni Fund, Inc., Legg Mason Partners Equity Trust, LMP Real Estate Income Fund Inc.,Western Asset Managed High Income Portfolio Inc.,Western Asset Managed Municipals Portfolio Inc.,Western Asset Municipal High Income Fund Inc., Citigroup Investments Corporate Loan Fund Inc., Western Asset Zenix Income Fund Inc., Barrett Opportunity Fund, Inc. (prior to 12/1/06, Salomon Brothers Opportunity Fund Inc), Western Asset 2008 Worldwide Government Term Trust Inc., Western Asset High Income Fund Inc., Western Asset High Income Fund II Inc., Western Asset Emerging Markets Income Fund Inc., Western Asset Emerging Markets Income Fund II Inc., Western Asset Emerging Markets Floating Rate Fund Inc., Western Asset Global High Income Fund Inc., Western Asset Emerging Markets Debt Fund Inc., LMP Capital and Income Fund Inc., Western Asset Inflation Management Fund Inc., Western Asset Variable Rate Strategic Fund Inc., Western Asset Global Partners Income Fund Inc., Western Asset Municipal Partners Fund Inc., Western Asset Municipal Partners Fund II Inc., Legg Mason Partners Variable Income Trust, Legg Mason Partners Income Trust, Smith Barney Institutional Cash Management Fund, Inc., Travelers Series Fund Inc., Legg Mason Cash Reserve Trust, Inc., Legg Mason Charles Street Trust, Inc., Legg Mason Global Trust, Inc., Legg Mason Growth Trust, Inc., Legg Mason Income Trust, Inc., Legg Mason Investment Trust, Inc., Legg Mason Investors Trust, Inc., Legg Mason Light Street Trust, Inc., Legg Mason Special Investment Trust, Inc., Legg Mason Tax Exempt Trust, Inc., Legg Mason Tax-Free Income Fund, Legg Mason Value Trust, Inc., Western Asset Funds, Inc.
PFS Investments Inc. (“PFS”), a distributor of the Registrant, is also the distributor for certain series of the registrants listed: Legg Mason Partners Equity Trust, Legg Mason Partners Income Trust.
LMIS is the placement agent for Institutional Enhanced Portfolio, Prime Cash Reserves Portfolio, U.S. Treasury Reserves Portfolio, Tax Free Reserves Portfolio and Liquid Reserves Portfolio.
(b) The information required by this Item 27 with respect to each director, officer and partner of CGMI is incorporated by reference to Schedule A of Form BD filed by CGMI pursuant to the Securities Exchange Act of 1934 (SEC File No. 8-8177):
The information required by this Item 27 with respect to each director and officer of LMIS is listed below:

Mark R. Fetting – Managing Director
D. Stuart Bowers – Vice President
W. Talbot Daley – Vice President
Thomas J. Hirschmann – Vice President
Joseph M. Furey – General Counsel and Chief Compliance Officer
Ronald Holinsky – Counsel
Robert E. Patterson – Counsel
Theresa M. Silberzahn – Chief Financial Officer
Elisabeth F. Craig – AML Compliance Officer and Director of Continuing Education
All Addresses are 100 Light Street, Baltimore, Maryland 21202.
The information required by this Item 27 with respect to each director, officer and partner of PFS is incorporated by reference to Schedule A of Form BD filed by PFS pursuant to the Securities Exchange Act of 1934 (SEC File No. 8-37352).
     (c) Not applicable.
Item 28. Location of Accounts and Records
With respect to the Registrant:
(1)	Legg Mason Partners Variable Equity Trust 125 Broad Street New York, New York 10004
With respect to the Registrant’s Investment Manager:
(2)	c/o Legg Mason Partners Fund Advisor, LLC 620 Eighth Avenue New York, NY 10018

With respect to the Registrant’s Subadvisers:
(3)	c/o ClearBridge Advisors, LLC 620 Eighth Avenue New York, NY 10018

(4)	c/o Western Asset Management Company and Western Asset Management Company Limited 620 Eighth Avenue New York, NY 10018

(5)	Batterymarch Financial Management, Inc. John Hancock Tower 200 Clarendon Street Boston, MA 02116

(6)	Brandywine Global Investment Management, LLC 2929 Arch Street, 8th Floor Philadelphia, Pa 19104

(7)	Legg Mason Global Asset Allocation, LLC 620 Eighth Avenue New York, NY 10018

(8)	Legg Mason Investment Counsel, LLC 100 Light Street Baltimore, Maryland 21202
With respect to the Registrant’s Custodian:
(9)	State Street Bank and Trust Company One Lincoln Street Boston, MA 02111
With respect to the Registrant’s Transfer Agent:
(10)	PFPC Inc. P.O. Box 9699 Providence, Rhode Island 02940-9699
With respect to the Registrant’s Distributors:
(11)	Citigroup Global Markets Inc. 388 Greenwich Street New York, New York 10013

(12)	Legg Mason Investor Services, LLC 100 Light Street Baltimore, MD 21202

(13)	PFS Investments, Inc. 3120 Breckinridge Blvd Duluth, GA 30099-0062
Item 29. Management Services
Not applicable.
Item 30. Undertakings
Not applicable.

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended, the Registrant, LEGG MASON PARTNERS VARIABLE EQUITY TRUST, has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Stamford, State of Connecticut on this 7th day of November, 2007.
LEGG MASON PARTNERS VARIABLE EQUITY TRUST, on behalf of Legg Mason Partners Variable Appreciation Portfolio.

By:	/s/ R. Jay Gerken R. Jay. Gerken
Chairman of the Board (Chief Executive Officer)
WITNESS our hands on the date set forth below.
     Pursuant to the requirements of the Securities Act, this Post-Effective Amendment has been signed below by the following persons in the capacities indicated below on November 7, 2007.

Signature	Title

/s/ R. Jay Gerken R. Jay Gerken	President, Principal Executive Officer and Trustee

/s/ Kaprel Ozsolak Kaprel Ozsolak	Treasurer and Chief Financial Officer

/s/ Paul R. Ades* Paul R. Ades	Trustee

/s/ Andrew L. Breech* Andrew L. Breech	Trustee

/s/ Dwight B. Crane* Dwight B. Crane	Trustee

/s/ Robert M. Frayn, Jr.* Robert M. Frayn, Jr.	Trustee

/s/ Frank G. Hubbard* Frank G. Hubbard	Trustee

/s/ Howard J. Johnson* Howard J. Johnson	Trustee

/s/ David E. Maryatt* David E. Maryatt	Trustee

Signature	Title

/s/ Jerome H. Miller* Jerome H. Miller	Trustee

/s/ Ken Miller* Ken Miller	Trustee

/s/ John J. Murphy* John J. Murphy	Trustee

/s/ Thomas F. Schlafly* Thomas F. Schlafly	Trustee

/s/ Jerry A. Viscione* Jerry A. Viscione	Trustee

*By:	/s/ R. Jay Gerken R. Jay Gerken

*	Attorney-in-Fact, pursuant to Power of Attorney dated February 7, 2007.

INDEX TO EXHIBITS

Exhibit No.	Description of Exhibit

(j)(1)	Consent of KPMG LLP

(m)	Shareholder Services and Distribution Plan

C-12